As filed with the Securities and Exchange Commission on April 30, 1997

                            Registration No. 33-41245
                                    811-6337
                         -------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    Form N-1A
                 REGISTRATION STATEMENT UNDER THE SECURITIES /X/
                                   ACT OF 1933

                         Pre-Effective Amendment No. / /
                       Post-Effective Amendment No. 11 /X/

                                     and/or
                  REGISTRATION STATEMENT UNDER THE INVESTMENT

                             COMPANY ACT OF 1940 /X/
                              Amendment No. 16 /X/

                        (Check appropriate box or boxes)

                         -------------------------------

                              ACCESSOR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                                1420 Fifth Avenue
                                   Suite 3130
                            Seattle, Washington 98101
                                 (206) 224-7420
               (Address, including zip code, and telephone number,
              including area code, of Principal Executive Offices)

                         -------------------------------
                             J. ANTHONY WHATLEY III
                                1420 Fifth Avenue
                                   Suite 3130
                            Seattle, Washington 98101
                     (Name and Address of Agent for Service)

                         -------------------------------
        Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              BETH R. KRAMER, ESQ.
                              Mayer, Brown & Platt
                                  1675 Broadway
                               New York, NY 10019

                         -------------------------------
Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box):


/X/ immediately  upon filing  pursuant to  paragraph  (b)
/ / on April 30, 1997 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on(date)  pursuant to paragraph (a)(1)
/_/ 75 days after filing pursuant to paragraph (a)(2)
/_/ on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

/__/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of shares by this Registration Statement. Registrant filed the Rule 24f-2 notice for its fiscal year ended December 31, 1996 on February 28, 1997.

                              ACCESSOR FUNDS, INC.
                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

N-1A Item No.             Location

Part A

  Item 1.  Cover Page                   Cover Page

  Item 2.  Synopsis                     Summary

  Item 3.  Condensed Financial          Summary - Financial Highlights
           Information

  Item 4.  General Description          Additional Information; Description of
           of Registrant                the Portfolios

  Item 5.  Management of the Fund       General Management of the Portfolios;
                                        The  Money   Managers;   Money   Manager
                                        Profiles;     Additional    Information;
                                        Expenses of the Portfolios


  Item 5A. Management's  Discussion     Annual  Report for the  Fiscal  Year
           of Fund Performance          Ended December 31, 1996


  Item 6.  Capital Stock and Other       Additional Information; Dividends and
           Securities                    Distributions; Taxes

  Item 7.  Purchase of Securities        Purchase of Portfolio Shares
           Being Offered

  Item 8.  Redemption or Repurchase      Redemption of Portfolio Shares

  Item 9.  Legal Proceedings             Not Applicable

Part B

 Item 10.  Cover Page                    Cover Page

 Item 11.  Table of Contents             Table of Contents

 Item 12.  General Information           General Information and History
           and History

 Item 13.  Investment Objectives         Investment Restrictions, Policies and
           and Policies                  Risk Considerations

 Item 14.  Management of the             Management of the Fund
           Registrant

 Item 15.  Control Persons and           Control Persons and Principal Holders
           Principal Holders of          of Securities
           Securities

 Item 16.  Investment Advisory and       Investment Advisory and Other Services;
           Other Services                Money Managers

 Item 17.  Brokerage Allocation          Portfolio Transaction Policies

 Item 18.  Capital Stock and Other       General Information and History
           Securities

 Item 19.  Purchase, Redemption and      Valuation of Portfolio Shares
           Pricing of Securities
           Being Offered

 Item 20.  Tax Status                     Taxes

 Item 21.  Underwriters                   Plan of Distribution

 Item 22.  Calculations of Performance    Performance Information
           Data

 Item 23.  Financial Statements           Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

ACCESSOR(R) FUNDS, INC.                                     1420 Fifth Avenue
                                                                   Suite 3130

EQUITY PORTFOLIOS                                          Seattle, WA  98101
PROSPECTUS - April 30, 1997                                    1-800-759-3504

------------------------------------------------------------------------------
New Account Information and Shareholder Services                 206-224-7420
------------------------------------------------------------------------------


ACCESSOR(R) FUNDS, INC. (the "Fund"), is a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. This Prospectus pertains to the following four equity portfolios of the Fund (individually, a "Portfolio" and collectively, the "Portfolios"):

                                GROWTH PORTFOLIO
                           VALUE AND INCOME PORTFOLIO
                           SMALL TO MID CAP PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO


and sets forth concisely the information about the Portfolios that a prospective investor should know before investing. The Fund has filed a Statement of Additional Information, dated April 30, 1997, with the Securities and Exchange
Commission (the "SEC"). The Statement of Additional Information, containing further information about the Portfolios and the Fund which may be of interest to investors, is incorporated herein by reference in its entirety. A free copy may be obtained by writing or calling the Fund at the address or phone number shown above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


INVESTMENTS IN THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, INVESTMENTS IN THE PORTFOLIOS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE PORTFOLIOS ENTAILS RISK OF LOSS.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                        Page

SUMMARY..................................................................3
FEES AND PORTFOLIO EXPENSES..............................................6
FINANCIAL HIGHLIGHTS.....................................................8
         GROWTH PORTFOLIO................................................8
         VALUE AND INCOME PORTFOLIO.....................................10
         SMALL TO MID CAP PORTFOLIO.....................................12
         INTERNATIONAL PORTFOLIO........................................14
PORTFOLIO MANAGEMENT....................................................16
DESCRIPTION OF THE PORTFOLIOS...........................................16
         GENERAL........................................................16
         RISK FACTORS AND SPECIAL CONSIDERATIONS........................17
         INVESTMENT OBJECTIVES AND INVESTMENT POLICIES..................18
         INVESTMENT POLICIES............................................20
         INVESTMENT RESTRICTIONS........................................26
GENERAL MANAGEMENT OF THE PORTFOLIOS....................................27
THE MONEY MANAGERS......................................................30
EXPENSES OF THE PORTFOLIOS..............................................34
PORTFOLIO TRANSACTION POLICIES..........................................34
DIVIDENDS AND DISTRIBUTIONS.............................................35
TAXES...................................................................36
CALCULATION OF PORTFOLIO PERFORMANCE....................................37
VALUATION OF PORTFOLIO SHARES...........................................38
PURCHASE OF PORTFOLIO SHARES............................................39
REDEMPTION OF PORTFOLIO SHARES..........................................41
ADDITIONAL INFORMATION..................................................42
         SERVICE PROVIDERS..............................................42
         SHAREHOLDER SERVICING ARRANGEMENTS.............................43
         SIGNATURE GUARANTEES...........................................43
         ORGANIZATION, CAPITALIZATION AND VOTING........................44
         SHAREHOLDER INQUIRIES AND REPORTS TO SHAREHOLDERS..............45
         GLASS-STEAGALL ACT.............................................45
MONEY MANAGER PROFILES..................................................46
         GROWTH PORTFOLIO...............................................46
         VALUE AND INCOME PORTFOLIO.....................................46
         SMALL TO MID CAP PORTFOLIO.....................................46
         INTERNATIONAL PORTFOLIO........................................47
DESCRIPTION OF INDICES.................................................A-1
         STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ............A-1
         S&P/BARRA GROWTH INDEX........................................A-1
         S&P/BARRA VALUE INDEX.........................................A-1
         WILSHIRE 4500 INDEX ..........................................A-2
         MORGAN STANLEY CAPITAL INTERNATIONAL EAFE(R) + EMF INDEX......A-2

                                     SUMMARY

     The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

     The Fund. The Fund is a multi-managed, no-load, open-end, management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. This Prospectus pertains to the Fund's Growth Portfolio, Value and Income Portfolio, Small to Mid Cap Portfolio (collectively, the "Domestic Equity Portfolios") and the International Equity Portfolio (the "International
Portfolio"). See "DESCRIPTION OF THE PORTFOLIOS--General" and "--Investment Objectives and Investment Policies."

     Each Portfolio seeks to achieve its investment objective by using investment policies and strategies which are distinct from investment policies and strategies of other portfolios of the Fund. The investment objective and the name of the investment management organization (individually, the "Money Manager" and collectively, the "Money Managers") for each of the Portfolios are described below:

o GROWTH PORTFOLIO -- State Street Bank and Trust Company -- seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the 500 U.S. issuers which make up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

o VALUE AND INCOME PORTFOLIO -- Martingale Asset Management, L.P. -- seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the 500 U.S. issuers which make up the S&P 500.

o SMALL TO MID CAP PORTFOLIO (1) -- Symphony Asset Management, Inc. -- seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.

o INTERNATIONAL EQUITY PORTFOLIO -- Nicholas-Applegate Capital Management -- seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

     Management. Bennington Capital Management L.P., a Washington limited partnership ("Bennington"), is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. See "GENERAL MANAGEMENT OF THE PORTFOLIOS."

     Purchase and Redemption of Shares. Shares are purchased by shareholders directly from and are redeemed by the Portfolios at net asset value next determined after an order for purchase or redemption has been received, without any sales or redemption charges. See "PURCHASE OF PORTFOLIO SHARES" and "REDEMPTION OF PORTFOLIO SHARES."

     Risk Factors and Special Considerations. The Fund is designed to provide diverse opportunities in equity and debt securities. There can be no assurance that the investment objective for any Portfolio will be achieved. See "DESCRIPTION OF THE PORTFOLIOS--Risk Factors and Special Considerations."

----------

1 Formerly the "Small Cap Portfolio." See Statement of Additional Information for more detailed information.

     Investing in a mutual fund that purchases securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. Up to 20% of the net assets of the Growth, Value and Income and Small to Mid Cap Portfolios and up to 100% of the net assets of the International Portfolio may be held in securities denominated in one or more foreign currencies, which will result in that Portfolio bearing the risk that those currencies may lose value in relation to the U.S. dollar. Certain Portfolios also may be subject to certain risks in using investment techniques and strategies such as entering into forward currency contracts and repurchase agreements and trading futures contracts and options on futures contracts. In particular, emerging markets are associated with substantial investment risks. These risks include market volatility, investment illiquidity, currency risk, political instability and unexpected changes in economic policy including capital controls, expropriation, taxes and hyper-inflation. Emerging markets may exhibit substantially greater volatility than the U.S. and more developed foreign markets. See "DESCRIPTION OF THE PORTFOLIOS--Investment Objectives and Investment Policies," "Investment Policies--Risks of Investing in Foreign Securities--Special Risks of Investing in Foreign Securities of Emerging Countries" and "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

     Dividends and Distributions. Each Portfolio intends to distribute at least annually to its shareholders substantially all of its net investment income and its net realized long- and short-term capital gains. Dividends from the net investment income of the Domestic Equity Portfolios will be declared and paid quarterly. Dividends from the net investment income of the International Portfolio will be declared and paid annually. See "DIVIDENDS AND DISTRIBUTIONS."

     Taxation. Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company for federal income tax purposes. As such, the Fund anticipates that no Portfolio will be subject to federal income tax on income and gains that are distributed to shareholders. See "TAXES."

     Service Providers.

     Bennington is the manager and administrator of the Fund, as described above. Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington provides transfer agent, registrar, dividend disbursing agent, recordkeeping, administrative and compliance services to the Fund, pursuant to its Transfer Agency and Administrative Agreement (the "Transfer Agent Agreement") with the Fund.


     The Fifth Third Bank, an Ohio banking corporation ("Fifth Third"), acts as custodian (the "Custodian") of the Portfolios' assets, including accounts established under the Fund's Individual Retirement Custodial Account Plan ("IRA Accounts"). Fifth Third may employ sub-custodians outside the United States which have been approved by the Fund's Board of Directors (the "Board of Directors"). Fifth Third also performs accounting, recordkeeping, and other services for the Fund (the "Fund Accounting Agent").


     Deloitte & Touche LLP are the Fund's independent auditors.


     Mayer, Brown & Platt serves as the Fund's outside legal counsel. See "ADDITIONAL INFORMATION--Service Providers."

                           FEES AND PORTFOLIO EXPENSES

         The following table lists the fees and expenses that an investor should expect to incur as a shareholder of each of the Portfolios based on projected annual operating expenses.

SHAREHOLDER TRANSACTION EXPENSES(a)                Portfolios(b)
                                   ---------------------------------------------
                                               Value     Small to
                                    Growth   and Income  Mid Cap   International
                                    ------   ----------  -------   -------------

Sales Load on Purchases              None       None      None          None
Sales Load on Reinvested Dividends   None       None      None          None
Deferred Sales Load                  None       None      None          None
Redemption Fees/Exchange Fees(c)     None       None      None          None

(a) Shares of the Portfolios are expected to be sold primarily through registered investment advisers, bank trust departments and financial planners. See "GENERAL MANAGEMENT OF THE PORTFOLIOS--Distribution."
(b) An annual maintenance fee of $25.00 will be charged by the Transfer Agent to each IRA Account with an aggregate balance of less than $10,000 on December 31 of each year.

(c) The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder. See "REDEMPTION OF PORTFOLIO SHARES."


ANNUAL PORTFOLIO OPERATING EXPENSES(a)                  Portfolios
  (as a percentage of average         ------------------------------------------
  net assets)                                   Value    Small to
                                    Growth   and Income  Mid Cap  International
                                    ------   ----------  -------- -------------

Management Fees(b)                  0.65%       0.75%      0.92%      1.05%
12b-1 Fees(c)                        None       None       None       None
Other Expenses                      0.26%       0.31%      0.20%      0.59%
                                    -----       -----      -----      -----
Total Portfolio Operating Expenses  0.91%       1.06%      1.12%      1.64%
                                    =====       =====      =====      =====

(a) The actual expense ratios for the fiscal year ended December 31, 1996, were different than those shown in the table. The table data has been restated to reflect fees and expenses expected to be incurred during the fiscal year ended December 31, 1997, not actual expenses. For actual expenses incurred during the fiscal year ended December 31, 1996, see "FINANCIAL HIGHLIGHTS."

(b) Management fees consist of the management fee paid to Bennington and the Money Manager fee paid to each Portfolio's Money Manager. See "GENERAL MANAGEMENT OF THE PORTFOLIOS--Fund Manager Services and Fees" and "THE MONEY MANAGERS--Money Manager Fees."
(c) The Fund's 12b-1 Plan provides for certain payments to be made to Qualified Recipients that have rendered assistance in shareholder servicing or in the distribution and/or retention of a Portfolio's shares and do not involve payments out of the assets or income of the Portfolios. See "GENERAL MANAGEMENT OF THE PORTFOLIOS--Distribution Plan."

EXAMPLE:  You would pay the following expenses on a 1,000 investment,  assuming
(1) a 5% annual return and (2) redemption at the end of each time period:

                                        Portfolios
             -------------------------------------------------------------------
                                  Value           Small to
                Growth         and Income          Mid Cap      International
                ------         ----------          -------      -------------

One Year        $  9             $ 11            $ 11              $ 17
Three Years       29               34              36                52
Five Years        50               58              62                89
Ten Years        112              129             136               194


     The example assumes Money Manager and other fees are paid at the rates provided in the Annual Portfolio Operating Expenses table above. For a discussion of certain management and Money Manager fees, see footnote (b) to the Annual Portfolio Operating Expenses table.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly. For a more complete description of the various costs and expenses, see "EXPENSES OF THE PORTFOLIOS" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)


         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1996, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated April 30, 1997.


                                Growth Portfolio


                                                                                                          Period from
                                                Year ended       Year ended    Year ended    Year ended   8/25/92
                                                12/31/96         12/31/95      12/31/94      12/31/93     to 12/31/92
                                                --------         --------      --------      --------     -----------


  Net Asset Value at Beginning of Period                 $17.99        $14.37        $14.16       $13.06       $12.00
                                                         ------        ------        ------       ------       ------




  Net Investment Income

    After Bennington expense subsidy(1)          0.19            0.15          0.13         0.14         0.06
    Before Bennington expense subsidy            0.19            0.15          0.12        (0.03)       (0.06)
  Realized and Unrealized Gain (Loss) on
  Investments                                    3.35            4.76          0.42         1.69         1.14
                                                 ----            ----          ----         ----         ----
  Total from Investment Operations                        3.54          4.91          0.55         1.83         1.20
                                                          ----          ----          ----         ----         ----



  Dividends from Net Investment Income          (0.19)          (0.15)        (0.13)       (0.14)       (0.06)
  Capital Gains Distributions                   (1.83)          (1.14)        (0.21)       (0.59)       (0.08)
  Distributions in Excess of Capital Gains       0.00            0.00          0.00         0.00         0.00
  Return of Capital Distributions                0.00            0.00          0.00         0.00         0.00
                                                 ----            ----          ----         ----         ----
  Total Distributions                                    (2.02)        (1.29)        (0.34)       (0.73)       (0.14)
                                                         -----         -----         -----        -----        -----

  Net Asset Value at End of Period                      $19.51        $17.99        $14.37       $14.16       $13.06
                                                         =====         =====         =====        =====        =====

  Total Return(2)                               19.83%          34.32%         3.99%       14.21%       10.01%
  Net Assets, End of Period (000 Omitted)      $60,586         $48,532       $23,534       $8,986       $4,253

  Ratio of Expenses to Average Net Assets

    After Bennington expense subsidy(1)          1.13%           1.26%         1.76%        1.21%        1.18%*
    Before Bennington expense subsidy            1.13%           1.26%         1.83%        2.64%        3.91%*

  Ratio of Net Investment Income to Average
  Net Assets

    After Bennington expense subsidy(1)          0.97%           0.97%         1.02%        1.16%        1.26%*
    Before Bennington expense subsidy            0.97%           0.97%         0.95%       (0.27%)      (1.47%)*
  Portfolio Turnover Rate(3)                    81.79%          99.73%        57.71%       60.92%       19.88%
  Average commission rate paid(4)               $0.02


----------

(1)  Effective  March 1, 1994,  Bennington  discontinued  subsidizing  operating
     expenses  other  than   Bennington's   and  Money  Managers'  fees  ("Other
     Expenses") of the Growth Portfolio.
(2)  Total return is calculated assuming a purchase of shares at net asset value per share on the  first day and a sale at net asset  value per share on the last day of each period reported.  Distributions are assumed,  for purposes of this  calculation,  to be reinvested at the net asset value per share on the respective payment dates of each Portfolio.  The Transfer Agent charges a  processing  fee of  10.00  for  each  redemption  check  requested  by a shareholder, which is not reflected in the total return. See "REDEMPTION OF
     PORTFOLIO SHARES."

(3)  See  discussion  of  portfolio  turnover  rates in  "PORTFOLIO  TRANSACTION
     POLICIES."

(4) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

*    Annualized.


                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)


         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1996, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated April 30, 1997.


                           Value and Income Portfolio


                                                                                                        Period from
                                                Year ended       Year ended    Year ended  Year ended     8/25/92
                                                12/31/96         12/31/95      12/31/94    12/31/93     to 12/31/92
                                                --------         --------      --------    --------     -----------

  Net Asset Value at Beginning of Period              $15.91         $13.01        $13.58       $12.58       $12.00
                                                       -----          -----         -----        -----        -----


  Net Investment Income

    After Bennington expense subsidy(1)        0.24              0.33           0.25        0.25         0.12
    Before Bennington expense subsidy          0.24              0.33           0.24        0.08        (0.03)
  Realized and Unrealized Gain (Loss) on
  Investments                                  3.51              3.96          (0.51)       1.59         0.59
                                               ----              ----          -----        ----         ----
  Total from Investment Operations                      3.75           4.29         (0.26)        1.84         0.71
                                                        ----           ----         -----         ----         ----


  Dividends from Net Investment Income        (0.24)            (0.33)         (0.25)       (0.25)      (0.12)
  Capital Gains Distributions                 (1.67)            (1.06)         (0.05)       (0.59)      (0.01)
  Distributions in Excess of Capital Gains     0.00              0.00          (0.01)        0.00        0.00
  Return of Capital Distributions              0.00              0.00           0.00         0.00        0.00
                                               ----              ----           ----         ----        ----

  Total Distributions                                  (1.91)         (1.39)        (0.31)       (0.84)       (0.13)
                                                       -----          -----         -----        -----        -----
  Net Asset Value at End of Period                    $17.75         $15.91        $13.01       $13.58       $12.58
                                                      ======         ======        ======       ======       ======

  Total Return(2)                             23.94%            33.25%         (1.93%)      14.69%       5.92%
  Net Assets, End of Period (000 Omitted)     36,367            24,915         19,999       11,225       3,859

  Ratio of Expenses to Average Net Assets

    After Bennington expense subsidy(1)        1.21%             1.40%          1.77%        1.21%       1.18%*
    Before Bennington expense subsidy          1.21%             1.40%          1.85%        2.61%       4.60%*

  Ratio of Net Investment Income to
  Average Net Assets

    After Bennington expense subsidy(1)        1.43%             2.18%          2.00%          2.02%       2.86%*
    Before Bennington expense subsidy          1.43%             2.18%          1.92%          0.62%      (0.56%)*
  Portfolio Turnover Rate(3)                  93.54%           100.88%         54.26%         64.56%       7.94%
  Average commission rate paid(4)              0.05


----------

(1) Effective March 1, 1994, Bennington discontinued subsidizing Other Expenses of the Value and Income Portfolio.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "REDEMPTION OF
     PORTFOLIO SHARES".

(3)  See  discussion  of  portfolio  turnover  rates in  "PORTFOLIO  TRANSACTION
     POLICIES."

(4) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

*    Annualized.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)


         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1996, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated April 30, 1997.


                           Small to Mid Cap Portfolio
                     (formerly the "Small Cap Portfolio")(1)

                                                                                                        Period from
                                                Year ended       Year ended    Year ended  Year ended   8/25/92
                                                12/31/96         12/31/95      12/31/94    12/31/93     to 12/31/92
                                                --------         --------      --------    --------     -----------

  Net Asset Value at Beginning of Period              $17.60          $14.08        $14.79       $13.56       $12.00
                                                       -----           -----         -----        -----        -----

  Net Investment Income

     After Bennington expense subsidy(2)       0.07              0.06          (0.01)        0.04         0.03
     Before Bennington expense subsidy         0.07              0.06          (0.04)       (0.20)       (0.15)
  Realized and Unrealized Gain (Loss)
     on Investments                            4.22              4.42          (0.59)        1.91         1.56
                                               ----              ----          -----         ----         ----

  Total from Investment Operations                      4.29            4.48         (0.60)        1.95         1.59
                                                        ----            ----         -----         ----         ----


  Dividends from Net Investment Income        (0.07)            (0.06)          0.00        (0.04)       (0.03)
  Capital Gains Distributions                 (3.00)            (0.90)         (0.10)       (0.68)        0.00
  Distributions in Excess of Capital Gains     0.00              0.00           0.00         0.00         0.00
  Return of Capital Distributions              0.00              0.00          (0.01)       (0.00)        0.00
                                               ----              ----          -----        -----         ----

  Total Distributions                                  (3.07)          (0.96)        (0.11)       (0.72)       (0.03)
                                                       -----           -----         -----        -----        -----


  Net Asset Value at End of Period                    $18.82          $17.60        $14.08       $14.79       $13.56
                                                       =====           =====         =====        =====        =====


  Total Return(3)                             24.85%            31.98%         (4.07%)      14.39%       13.28%
     Net Assets, End of Period (000 Omitted)  65,479            49,803         24,148        9,791        4,520

  Ratio of Expenses to Average Net Assets

     After Bennington expense subsidy(1)       1.17%             1.31%          1.98%        1.55%        1.51%*
     Before Bennington expense subsidy         1.17%             1.31%          2.38%        3.33%        5.36%*

  Ratio of Net Investment Income to
     Average Net Assets

     After Bennington expense subsidy(1)       0.37%             0.41%         (0.18%)       0.30%        0.74%*
     Before Bennington expense subsidy         0.37%             0.41%         (0.58%)      (1.48%)      (3.11%)*
  Portfolio Turnover Rate(4)                 113.44%            84.26%         30.14%       59.20%       12.57%
  Average commission rate paid(5)             $0.03


----------


(1) The financial highlights reflected prior to 12/31/96 are the financial highlights of the Small Cap Portfolio, referred to as the Small to Mid Cap
     Portfolio since September 15, 1995. Effective September 15, 1995, along with the change of name, a new Money Manager commenced management of the Small to Mid Cap Portfolio. See "THE MONEY MANAGERS" and "MONEY MANAGER
     PROFILES."

(2)  Effective  September 15, 1995,  Bennington  discontinued  subsidizing Other
     Expenses of the Small to Mid Cap Portfolio.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of 10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "REDEMPTION OF
     PORTFOLIO SHARES."

(4)  See  discussion  of  portfolio  turnover  rates in  "PORTFOLIO  TRANSACTION
     POLICIES."

(5) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

*   Annualized.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)


         The following information on financial highlights for the International Portfolio, which commenced investment operations on October 3, 1994, has been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' report that appear in the Fund's Annual Reports to Shareholders. The Annual Report to Shareholders for the year ended December 31, 1996, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated April 30, 1997.


                             International Portfolio

                                                                                               Period from 10/3/94
                                              Year ended 12/31/96     Year ended 12/31/95      to 12/31/94
                                              -------------------     -------------------      -----------


  Net Asset Value at Beginning of Period                 $12.55                $11.67                   $12.00
                                                          -----                 -----                    -----


  Net Investment Income

     After Bennington expense subsidy(1)     (0.06)                        0.05                0.01
     Before Bennington expense subsidy       (0.06)                        0.04               (0.35)
  Realized and Unrealized Gain
     (Loss) on Investments                   1.80                          0.83               (0.34)
                                             ----                          ----               -----

  Total from Investment Operations                          1.74                0.88                     (0.33)
                                                            ----                ----                     -----

  Dividends from Net Investment Income       0.00                          0.00                0.00
  Capital Gains Distributions               (0.44)                         0.00                0.00
  Distributions in Excess of Capital Gains  (0.02)                         0.00                0.00
  Return of Capital Distributions            0.00                          0.00                0.00
                                             ----                          ----                ----

  Total Distributions                                      (0.46)               0.00                     0.00
                                                           -----                ----                     ----

  Net Asset Value at End of Period                        $13.83               $12.55                   $11.67
                                                           =====                =====                    =====


  Total Return(2)                           13.78%                      7.63%              (2.75%)
     Net Assets, End of Period
     000 Omitted)                          73,019                      39,102              7,566

  Ratio of Expenses to Average Net Assets

     After Bennington expense subsidy(1)     1.52%                      1.83%               1.86%*
     Before Bennington expense subsidy       1.52%                      1.93%               4.06%*

  Ratio of Net Investment Income to
      Average Net Assets

     After Bennington expense subsidy(1)    (0.26)%                     0.10%               0.38%*
     Before Bennington expense subsidy      (0.26)%                     0.00%              (1.82%)*
  Portfolio Turnover Rate(3)               157.66%                     84.85%               0.82%
  Average commission rate paid(4)           $0.01

----------


(1)  Effective  September 15, 1995,  Bennington  discontinued  subsidizing Other
     Expenses for the International Portfolio.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "REDEMPTION OF
     PORTFOLIO SHARES."

(3)  See  discussion  of  portfolio  turnover  rates in  "PORTFOLIO  TRANSACTION
     POLICIES."

(4) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

*    Annualized.


                              PORTFOLIO MANAGEMENT


         Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios. Bennington is also responsible for allocating the assets within a Portfolio among any Money Managers selected. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance. Bennington may add or terminate a Money Manager at any time, subject to approval by the Board of Directors and prompt notification of the applicable Portfolio's shareholders. A separate Money Manager currently manages the assets of each Portfolio. See "MONEY MANAGER PROFILES" and "THE MONEY MANAGERS."

         Although Bennington's activities are subject to general oversight by the Board of Directors and the officers of the Fund, neither the Board nor the officers evaluate the investment merits of Bennington's or any Money Manager's individual security selections. The Board of Directors will review regularly the Portfolios' performance compared to the applicable indices and also will review the Portfolios' compliance with their investment objectives and policies. See "GENERAL MANAGEMENT OF THE PORTFOLIOS."

                          DESCRIPTION OF THE PORTFOLIOS

General


     The Fund is a Maryland corporation and was organized in June 1991 as a multi-managed, no load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. This Prospectus covers the four equity Portfolios of the Fund. The Fund's other four portfolios, which are designed for investment in fixed-income securities, are offered through a separate prospectus. Each Portfolio's assets are invested by
Bennington and/or a Money Manager that has been analyzed, evaluated and recommended by Bennington. Bennington also operates and administers the Fund and monitors the performance of the Money Managers. Each Portfolio's investment objective and investment restrictions are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Other policies reflect current practices of the Portfolios, and may be changed by the Portfolios without the approval of shareholders. This section of the Prospectus describes each Portfolio's investment objective, policies and restrictions. A more detailed discussion appears in the Statement of Additional Information and includes a list of the Portfolios' investment restrictions.


     Under normal circumstances, each Portfolio will invest more than 80% of its total assets in the types of securities identified in its statement of objective as principal investments. Bennington will attempt to have each Portfolio managed so that the Portfolio's investment performance equals or exceeds the total return performance of a relevant index. See Appendix A for a description of the current indices. Each Portfolio may have up to 20% of its total assets invested in money market instruments to provide liquidity. If, in the opinion of Bennington or a Money Manager, market or economic conditions warrant, any Portfolio may adopt a temporary defensive strategy. In that event, a Portfolio may hold assets as cash reserves without limit. See "Investment Policies--Liquidity Reserves." There can be no assurance that the investment objective for any Portfolio will be realized.

     No Portfolio will invest in fixed-income securities, including convertible securities, rated less than A by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by Bennington or a Money Manager to be of a lesser credit quality than those designations. The Portfolios will sell securities which they have purchased in a prudent and orderly fashion when ratings drop below these minimum ratings. See Appendix A in the Statement of Additional Information for a description of securities ratings.

Risk Factors and Special Considerations

     The Fund is designed to provide diverse opportunities in equity and debt securities. No assurance can be given that the Portfolios will achieve their investment objectives.

     Investing in a mutual fund that purchases securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. See "Investment Policies--Risks of Investing in Foreign Securities" and "--Special Risks of Investing in Foreign Securities of Emerging Countries." Up to 20% of the net assets of the Domestic Equity Portfolios and up to 100% of the net assets of the International Portfolio may be held in securities denominated in one or more foreign currencies, which will result in that Portfolio bearing the risk that those currencies may lose value in relation to the U.S. dollar. Certain Portfolios also may be subject to certain risks in using investment techniques and strategies such as entering into forward currency contracts and repurchase agreements and trading futures contracts and options on futures contracts. See "DESCRIPTION OF THE PORTFOLIOS--Investment Policies." The use of options and futures transactions by a Portfolio entails certain risks, including the risk that to the extent the Money Manager's views as to certain market movements are incorrect, the use of such instruments could result in losses greater than if they had not been used. Such instruments may also force sales or purchases of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. Also, when used for hedging existing positions, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. See "DESCRIPTION OF THE PORTFOLIOS--Investment Policies" and "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

     The use of multiple Money Managers in any given Portfolio or the replacement of a Portfolio's Money Manager may increase a Portfolio's portfolio turnover rate, realization of gains or losses, and brokerage commissions. High portfolio turnover may involve correspondingly greater brokerage commissions and transaction costs, which will be borne by the Portfolios and may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "PORTFOLIO TRANSACTION POLICIES" and "TAXES."

Investment Objectives and Investment Policies


     The investment objective of each Portfolio is fundamental and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Statement of Additional Information. The other investment policies and practices of each Portfolio, unless otherwise noted, are not fundamental and may therefore be changed by a vote of the Board of Directors without shareholder approval. For a more detailed discussion regarding the benchmark indices, see Appendix A.


     The GROWTH PORTFOLIO seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the S&P 500.

     The Portfolio seeks to achieve this objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Money Manager will attempt to equal or exceed the total return performance of the S&P/BARRA Growth Index over a market cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or growth of stock price. Current income will not be a primary objective. Since the prices of growth stocks tend to be more volatile and more sensitive to economic and market swings than those of average stocks, Bennington expects that the Portfolio will underperform the overall U.S. stock market during periods of general market weakness, although this is not inconsistent with the goal of outperforming the S&P/BARRA Growth Index over a market cycle. Under normal circumstances, up to 20% of the Portfolio's net assets may be invested in common stocks of foreign issuers with large market capitalizations whose securities have greater than average growth characteristics. The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and may thereby enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

     The VALUE AND INCOME PORTFOLIO seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the S&P 500.

     The Portfolio seeks to achieve this objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have higher than average dividend yield relative to other stocks of issuers in the same industry, or whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries, or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Money Manager will attempt to equal or exceed the total return performance of the S&P/BARRA Value Index over a market cycle of five years. Because the prices of value stocks tend to be less volatile and less sensitive to economic and market swings than those of average stocks, Bennington expects that the Value and Income Portfolio will underperform the overall U.S. stock market during periods of general market strength and will lose less value than the overall U.S. stock market during times of general market decline, although this is not inconsistent with the goal of outperforming the S&P/BARRA Value Index over a market cycle. Under normal circumstances, up to 20% of the Portfolio's net assets may be invested in income-producing equity securities of foreign issuers with large market capitalizations. The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

     The SMALL TO MID CAP PORTFOLIO seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.

     Under normal market conditions, the Portfolio seeks to achieve this objective by investing at least 65% of the value of its total assets in equity securities of small and medium capitalization issuers. Small capitalization issuers are issuers which have a capitalization of 1 billion or less at the time of investment whereas medium capitalization issuers have a capitalization ranging from 1 billion to 5 billion at the time of investment. The Portfolio invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Money Manager will attempt to equal or exceed the total return performance of the Wilshire 4500 Index over a market cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or growth of stock price. Current income will not be a primary objective. Since the prices of small to medium capitalization growth stocks tend to be more volatile and more sensitive to economic and market swings than those of stocks comprising the S&P 500, Bennington expects that the Small to Mid Cap Portfolio will underperform the S&P 500 during periods of general market weakness, although this is not inconsistent with the goal of outperforming the Wilshire 4500 Index over a market cycle. Under normal circumstances, up to 20% of the Portfolio's net assets may be invested in common stocks of foreign issuers with small market capitalizations. The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and may thereby enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

     The INTERNATIONAL EQUITY PORTFOLIO seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

     The Portfolio seeks to achieve this objective by investing at least 65% of its total assets principally in equity securities issued by companies domiciled in Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) and the Pacific Rim (including Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore). The Portfolio may also invest in securities of countries generally considered to be emerging or developing countries by the World Bank, the International Finance Corporation, the United Nations or its authorities ("Emerging Countries"). The International Portfolio considers an issuer to be located in an Emerging Country if (i) the issuer derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries or (ii) the issuer is organized under the laws of, and has a principal office in, an Emerging Country. See "Investment Policies--Special Risks of Investing in Foreign Securities of Emerging Countries." The Portfolio intends to maintain investments in at least three different countries outside the United States. The Portfolio will treat securities issued by any one foreign government, its agencies and instrumentalities as if they are securities having their principal business activities in the same industry. The Portfolio will not purchase securities issued by any one foreign government if as a result 25% or more of the Portfolio's total assets would be invested in securities issued by that one foreign government. The Portfolio may invest up to 20% of its net assets in fixed-income securities, including instruments issued by foreign governments and their agencies, and in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations. The Money Manager will attempt to equal or exceed the net yield (after withholding taxes) of the Morgan Stanley Capital International ("MSCI") EAFE(R) + EMF Index. See "THE MONEY MANAGERS--Benchmark Indices." The Portfolio may invest in securities denominated in currencies other than U.S. dollars.

     The securities markets of most countries the International Portfolio can invest in have substantially less trading volume than the securities markets of the United States and Japan, and the securities traded in those countries are less liquid and more volatile than securities of comparable U.S. companies. As a result, these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is the case in the United States. In addition, these securities markets generally are not as highly regulated as U.S. markets. Consequently, there may be limited liquidity for certain securities and the prices at which the Portfolio may acquire investments may be affected by the trading of others on material non-public information. Some countries impose substantial restrictions on investments in their capital markets by foreign entities such as the Portfolio, but this is not anticipated to limit the Money Manager's ability to make suitable investments for the Portfolio. See "Investment Policies--Risks of Investing in Foreign Securities" and "--Special Risks of Investing in Foreign Securities of Emerging Countries." The Portfolio may use options on stocks and currencies, forward foreign currency exchange contracts and financial futures contracts to reduce certain risks of its investments and may thereby enhance income, but not for speculation. See "Investment Policies--Forward Foreign Currency Exchange Contracts," "--Options" and "--Futures Contracts."

Investment Policies

         Liquidity Reserves. Each Portfolio is authorized to invest its cash reserves (funds awaiting investment in the specific types of securities to be acquired by a Portfolio or cash to provide for payment of the Portfolio's expenses or to permit the Portfolio to meet redemption requests) in money market instruments and in debt securities which are at least comparable in quality to the Portfolio's permitted investments. Under normal circumstances, no more than 20% of a Portfolio's net assets will be comprised of these instruments. The Portfolios also may enter into financial futures contracts in accordance with their investment objectives to minimize the impact of cash balances. See "GENERAL MANAGEMENT OF THE PORTFOLIOS" and "Investment Policies--Liquidity Reserves" in the Statement of Additional Information.

     Money Market Instruments. Each Portfolio may invest up to 20% of its net assets in:

                  (i) Obligations (including certificates of deposit and bankers' acceptances) of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Portfolio of such obligations, total assets of not less than 1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Portfolios may invest in Eurodollar instruments of foreign and domestic banks; and

                  (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Portfolio's Money Manager under the supervision of Bennington and the Board of Directors.

     "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Portfolio's Money Manager or Bennington under the general supervision of the Board of Directors. The purchase by the Portfolio of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

     In selecting commercial paper and other corporate obligations for investment by a Portfolio, the Money Manager also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Bennington monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Portfolio. If commercial paper or another corporate obligation held by a Portfolio is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Bennington and the Board of Directors will promptly reassess whether that security presents minimal credit risks and whether the Portfolio should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Portfolio will dispose of the security as soon as reasonably practicable unless Bennington and the Board of Directors determine that to do so is not in the best interests of the Portfolio and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

     U.S. Government Securities. Each Portfolio may invest in United States Treasury securities, including bills, notes, bonds and other debt securities issued by the United States Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and their issue dates.

     The Portfolios may invest in securities issued by agencies or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include obligations issued by (i) the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service (each of these issuers has the right to borrow from the United States Treasury to meet its obligations) and (ii) the Federal Farm Credit Bank and the Federal Home Loan Bank (each of these issuers may rely only on the individual credit of the issuing agency to satisfy its obligations). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, since it is not obligated to do so by law.

     Obligations issued or guaranteed as to principal and interest by the U. S. Government may be acquired by a Portfolio in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. These custodial receipts are commonly referred to as U.S. Treasury STRIPS.

     Repurchase Agreements. Each Portfolio may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Portfolio's cost plus interest within a specified time (ordinarily a week or less). If the party agreeing to repurchase should default and if the value of the securities held by the Portfolio should fall below the repurchase price, the Portfolio could incur a loss. Subject to the limitation on investing no more than 15% of a Portfolio's net assets in illiquid securities, no Portfolio will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. See "Investment Policies--Illiquid Securities."


     Repurchase agreements will at all times be fully collateralized by U.S. Government obligations or other collateral in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. Such collateral will be held by the Fund's Custodian, either physically or in a book-entry account.


     Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

     A Portfolio will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Board of Directors. Bennington or the Money Managers monitor the creditworthiness of such parties under the general supervision of the Board of Directors. See "Investment Policies--Repurchase Agreements" in the Statement of Additional Information.

     Rights and Warrants. Each Portfolio may acquire up to 5% of its net assets in rights and warrants in securities of issuers that meet each Portfolio's investment objective and policies. See "Investment Restrictions" and "Investment Policies--Rights and Warrants" in the Statement of Additional Information.


     Privately-Issued STRIP Securities. The Portfolios may invest up to 5% of their net assets in privately-issued STRIP securities. See "Investment Policies--Privately-Issued STRIP Securities" in the Statement of Additional Information.


     Reverse Repurchase Agreements. Each Portfolio's entry into reverse repurchase agreements, together with its other borrowings, is limited to 5% of its net assets. See "Investment Policies--Reverse Repurchase Agreements" in the Statement of Additional Information.

     Lending of Portfolio Securities. Each Portfolio may lend portfolio securities with a value of up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will receive cash, U.S. Government or U.S. Government agency securities as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Portfolio will be invested in short-term debt securities. A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of right in the collateral should the borrower of the securities fail financially. See "Investment Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

     Illiquid Securities. No Portfolio may invest more than 15% of its net assets in illiquid securities. Securities which are illiquid include repurchase agreements of more than seven days duration, securities which lack a readily available market or have legal or contractual restrictions on resale, certain interest only/principal only strips and over-the-counter ("OTC") options. Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market are not deemed illiquid for purposes of this limitation, pursuant to liquidity procedures that have been adopted by the Board of Directors. Investing in Rule 144A securities could result in increasing the level of a Portfolio's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities. The International Portfolio will treat investments of the International Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities. See "Investment Policies--Special Risks of Investing in Foreign Securities of Emerging Countries--Political and Economic Factors." Each Money Manager will monitor the liquidity of such restricted securities under the supervision of Bennington and the Board of Directors. See "Investment Policies--Illiquid Securities" in the Statement of Additional Information.

     Forward Foreign Currency Exchange Contracts. The International Portfolio may enter into forward foreign currency exchange contracts for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements and no commissions are charged for such trades.


     When the International Portfolio invests in foreign securities, it may enter into forward foreign currency exchange contracts in several circumstances to protect its value against a decline in exchange rates, or to protect against a rise in exchange rates for securities it intends to purchase, but it will not use such contracts for speculation. The International Portfolio may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the International Portfolio may enter. When effecting forward foreign currency contracts, cash or liquid assets of the International Portfolio of a dollar amount having an aggregate value, measured on a daily basis, at least sufficient to make payment for the portfolio securities to be purchased will be segregated on the International Portfolio's records at the trade date and maintained until the transaction is settled.


     Options. Each Portfolio may purchase put and call options and write (sell) "covered" put and "covered" call options. The Domestic Equity Portfolios may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the OTC market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Domestic Equity Portfolios may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase.

     The International Portfolio may purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolios. If the counterparty fails to take delivery of the securities underlying an option it has written, the Portfolios must rely on the credit quality of the counterparty. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The International Portfolio may write covered put and call options on currencies to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a currency that it owns against a decline in value and purchase call options in an effort to protect against an increase in the price of currencies it intends to purchase. The currency options are traded on national currency exchanges, the OTC market and by large international banks. The International Portfolio may trade options on international stocks or international stock indices in a manner similar to that described above.


     A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A written call option is "covered" if the Portfolio owns the optioned securities or the Portfolio maintains in a segregated account with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least sufficient to meet its obligations under the call option, or if the Portfolio owns an offsetting call option. When a Portfolio writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio foregoes any gain from an increase in the market price of the underlying security over the exercise price.

     The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option, receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if a Portfolio deposits with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercise price of the put option.


     The Portfolios will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Portfolio exceed 25% of its net assets other than OTC options and the assets used as cover for written OTC options. The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." Furthermore, the Portfolios will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Portfolio's total net assets, subject to the foregoing limitations.


     When a Portfolio writes either a put or call option, the Portfolio is required to deposit an initial margin with the Fund's Custodian for the benefit of the options broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its option commitment. When the Portfolio writes options and an adverse price movement occurs, the Portfolio may be called upon to deposit an additional or variation margin. Both the initial and additional or variation margin must be made in cash or U.S. Government securities. The required margin amount is subject to change by the appropriate exchange or regulatory authority.


     Futures Contracts. Each Portfolio is permitted to enter into financial futures contracts, stock index futures contracts and related options ("futures contracts") in accordance with its investment objective. The International Portfolio also may purchase and write futures contracts on foreign currencies. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

     A "financial futures contract" is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes and bills, commercial paper, bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract which cancels the original contract to make or take delivery.

     The Portfolios may purchase and write options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures contracts are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option.


     Upon entering into a futures contract, a Portfolio is required to deposit in a segregated account with the Fund's Custodian in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. government securities or other liquid assets having an aggregate value, measured on a daily basis, at least equal to the amount of the covered obligations. The initial margin serves as a "good faith" deposit that the
Portfolio will honor its futures commitment. The initial margin amount is subject to change by the appropriate exchange or regulatory authority. The Portfolio will also be required to settle any gains or losses on a daily basis in cash (variation margin). If the Portfolio is unable to meet an additional margin requirement, the Portfolio may be forced to close out its position at a price that may be detrimental to the Portfolio. When trading futures contracts, a Portfolio will not commit more than 5% of the market value of its total assets as initial margins. See "Investment Policies--Futures Contracts" in the Statement of Additional Information.


     Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and
(7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Taxes" in the Statement of Additional Information.

     Risks of Investing in Foreign Securities. The Portfolios may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

     In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

     If a security is denominated in a foreign currency, such security will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's securities denominated in that currency. Such changes also will affect the Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly when the amount of income the Portfolio is required to distribute is not immediately reduced by the decline in such security. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency which must be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

     Special Risks of Investing in Foreign Securities of Emerging Countries.

     Political and Economic Factors. Investing in Emerging Countries involves potential risks relating to political and economic developments abroad. Governments of many Emerging Countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in Emerging Countries, which could affect the value of securities in the Portfolios. The value of the investments made by the Portfolios will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolios have invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries. While the Money Managers intend to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolios to suffer a loss of interest or principal on any of its holdings. The Portfolios will treat investments of the Portfolios that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

     Foreign Exchange Risk. The value of non-U.S. dollar denominated securities of issuers in Emerging Countries is affected by changes in currency exchange rates or exchange control regulations. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are affected by the international balance of payments, economic and financial conditions, government intervention, speculation and other factors. Many of the currencies of Emerging Countries have experienced significant devaluations relative to the U.S. dollar and major adjustments have been made in certain of them at times.

     Investing in Securities Markets of Emerging Countries. Certain of the risks associated with investments generally are heightened for investments in Emerging Countries. For example, securities markets in Emerging Countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolios are uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Portfolios due to subsequent declines in value of securities or, if the Portfolios have entered into a contract to sell securities, could result in possible liability to the purchaser.

     Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

     Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolios could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolios of any restrictions on investments.

     Costs associated with transactions in securities of companies in Emerging Countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when a Portfolio purchases or sells thinly traded securities), and the difference between the bid-ask spread. Each one of these components may be significantly more expensive in Emerging Countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

     Throughout the last decade many Emerging Countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. See "REDEMPTION OF PORTFOLIO SHARES."

Investment Restrictions

     Each Portfolio is subject to investment restrictions which, as described in more detail in the Statement of Additional Information, have been adopted by the Fund on behalf of the Portfolios as fundamental policies that cannot be changed with respect to a Portfolio without the approval of the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act. Among other restrictions, the Portfolios will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (i) with respect to 75% of a Portfolio's total assets, more than 5% of a Portfolio's total assets would then be invested in securities of a single issuer, or (ii) 25% or more of a Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry. See "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

                      GENERAL MANAGEMENT OF THE PORTFOLIOS

     The Board of Directors is responsible for overseeing generally the operation of the Fund, including reviewing and approving the Fund's service contracts with Bennington and the Money Managers. The Fund's officers, all of whom are employed by Bennington, are responsible for the day-to-day management and administration of the Fund's operations. The Money Managers are responsible for the selection of individual portfolio securities for the assets assigned to them by Bennington.


     Bennington, 1420 Fifth Avenue, Seattle, Washington 98101, was organized as a Washington general partnership on April 25, 1991 and restructured into a Washington limited partnership on August 17, 1993. Bennington and its partners were formed for the purpose of providing investment advisory services to the Fund and acting as the Fund's manager. Bennington's general partners are Northwest Advisors, Inc., Bennington Management Associates, Inc. and Bennington Capital Management Investment Corp., all of which are Washington corporations. The sole limited partner is Zions Investment Management, Inc., a wholly-owned subsidiary of Zions First National Bank, N.A. Bennington Management Associates, Inc., which is controlled by J. Anthony Whatley, III, is the managing general partner of Bennington. Mr. Whatley, the Executive Director of Bennington Capital Management and the Chairman of the Board and Principal Executive Officer of the Fund, has had over 20 years of experience in the securities industry. Ravindra
A. Deo, Vice President and Chief Investment Officer of Bennington, is primarily responsible for the day-to-day management of the Portfolios through interaction with each Portfolio's Money Manager and Mr. Deo is responsible for managing the liquidity reserves of each Portfolio. Mr. Deo has served Bennington in such capacity since January 1992. Prior thereto, he was Senior Vice President at Leland O'Brien Rubenstein Associates Incorporated, an investment manager, where he was employed from 1986 to 1991. See "Statement of Additional Information - Management of the Fund."


     Fund Manager Services and Fees. Pursuant to the Management Agreement with the Fund, Bennington provides the following services: (i) provides or oversees the provision of all general management, investment advisory and portfolio management services for the Fund, including the transfer agent, custodian, portfolio accounting and shareholder recordkeeping services for the Fund; (ii) provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business; (iii) develops the investment programs, selects Money Managers, allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and (iv) invests the Portfolios' liquidity reserves and all or any portion of the Portfolios' other assets. For providing these services, Bennington is paid by each Portfolio a fee equal on an annual basis to the following percentage of the Portfolio's average daily net assets:

                                                            Management Fee
                                                         (as a percentage of
                           Portfolio                  average daily net assets)
                           ---------                  -------------------------

                    Growth                                         0.45%
                    Value and Income                               0.45%
                    Small to Mid Cap                               0.60%
                    International                                  0.55%

Pursuant to the Transfer Agent Agreement effective December 1, 1995, between Bennington and the Fund, Bennington provides transfer agent, registrar and dividend disbursing agent services as well as certain other administrative, compliance and recordkeeping services to the Fund. For providing these services, Bennington receives (i) a fee equal to 0.12% of the average daily net assets of each Portfolio of the Fund, subject to a minimum annual fee of 40,000 per Portfolio and (ii) a transaction fee of .50 per transaction.

     Bennington may, out of its own resources, provide marketing and promotional support on behalf of the Portfolios.


     Custodian and Fund Accounting Services and Fees. The Fund, Bennington and Fifth Third entered into a Fund Accounting and Other Services Agreement on October 4, 1996, effective November 18, 1996, under which Fifth Third provides certain portfolio accounting and other services, including maintenance of the books and records of the Portfolios required under the Investment Company Act. As compensation for these services, the Fund pays Fifth Third an annual fund accounting and service fee (the "Fee"), to be calculated daily and paid monthly. The annual Fee for each Portfolio shall be the greater of a monthly minimum or an asset based fee, as follows:

                         Monthly     First           Next           Assets over
Portfolio                Minimum  OR 100,000,000  150,000,000    250,000,000
---------                ------------------------------------------------------

Growth                    1,500     .03%            .02%                .01%
Value and Income          1,500     .03%            .02%                .01%
Small to Mid Cap          1,500     .03%            .02%                .01%
International Equity      3,000     .04%            .03%                .02%

     The Fund pays an additional annual Fee of $2,000 per Portfolio for other administrative services rendered, to be charged monthly. Should the Fund add additional share classes, there will be an annual charge of $7,000 per additional class per Portfolio, also to be charged monthly. Finally, the Fund reimburses Fifth Third for its out-of-pocket expenses incurred in performing its services under this Agreement, including, but not limited to: postage and mailing, telephone, facsimile, overnight courier services and outside independent pricing service charges, and record retention/storage. The total costs for these administrative fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.

     The Fund and Fifth Third entered into a Custodian Agreement on October 4, 1996, effective November 18, 1996, under which Fifth Third acts as Custodian of the Portfolios' assets. As compensation for its services rendered, the Fund pays Fifth Third an annual domestic custody fee of: .0025% of the average gross assets and an annual global custody fee of .08% of the average gross assets, exclusive of transaction charges. The total costs for the custodial fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.


     Distribution. Investment advisors, banks, insurance companies and other entities that sell shares of the Fund may enter into a license agreement with Bennington which permits them to use Bennington's proprietary asset allocation software program, Alloset(R), pursuant to which such entities may recommend an allocation of their clients' assets over a broad range of asset classes, which may include the various portfolios of the Fund. The Alloset(R) Model was developed by Bennington. Investment advisors, banks, insurance companies and other licensed entities may charge a fee, not for providing access to the Fund, but for providing to their clients services such as Alloset(R), performance reporting, fund selection and account monitoring. The Fund does not receive any portion of such fees and has no control over whether and in what amount such fees are charged. Investors also may purchase shares of the Fund directly if they do not wish to use any of the above services, in which case no service fees or additional fees, beyond those borne by the shareholders of the Fund generally, would be incurred.

     The Fund bears no cost associated with the use of Alloset(R). Using Alloset(R), assets may be allocated among the Fund's portfolios in a manner intended to achieve the investment objectives and desired investment returns of such entities' clients based upon the individual client's situation and tolerance for risk and desire for return on investment. There can be no assurance that the allocation recommended by the entities that use Alloset(R) will meet any of the clients' investment objectives. The Money Managers engaged by the Fund do not use Alloset(R) in investing any of the Portfolio's assets under management.


     Distribution Plan. The Fund has adopted a defensive Distribution Plan (the "Distribution Plan") under Rule 12b-1 ("Rule 12b-1") under the Investment Company Act that is (i) designed to protect against any claim that some of the expenses a Portfolio pays or may pay come within the purview of Rule 12b-1 and
(ii) authorizes Bennington to make certain payments to Qualified Recipients (as defined in the Distribution Plan), which payments shall not be subject to reimbursement by the Fund to Bennington, that have rendered assistance in shareholder servicing or in the distribution and/or retention of a Portfolio's shares. Payments made under the Distribution Plan may not exceed, for any fiscal year of the Fund, the following amounts:


                                         Maximum Permitted Payments
                                         (as a percentage of
                   Portfolio             average daily net assets)
                   ---------             -------------------------

                   Growth                          0.45%
                   Value and Income                0.45%
                   Small to Mid Cap                0.60%
                   International                   0.55%


No payments are made by the Portfolios under the Distribution Plan. The Distribution Plan provides that the Board of Directors may remove any person from the list of Qualified Recipients. See "Investment Advisory and Other Services--Service Providers--Plan of Distribution" in the Statement of Additional Information.


                               THE MONEY MANAGERS


     Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios of the Fund. Bennington is also responsible for allocating the assets within a Portfolio among any Money Managers selected. Such allocation is reflected in the Money Manager Agreement among the Fund, Bennington and any Money Manager, and can be changed at any time by Bennington. The Board of Directors reviews and approves selections of Money Managers and allocations of assets among any Money Managers. Money Managers may be added or terminated by Bennington subject to the approval of the Board of Directors of the Fund and appropriate notice to the shareholders of the applicable Portfolio, as discussed below.

     Money Managers are selected based on such factors as their experience, the continuity of their portfolio management team, their security selection process, the consistency and rigor with which they apply that process and their demonstrated ability to add value to investment decisions. Short-term investment performance is not a controlling factor in selecting or terminating Money Managers. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance. A separate Money Manager currently manages the assets of each Portfolio. See "MONEY MANAGER PROFILES."


     The Fund was issued an exemptive order by the Securities and Exchange Commission on September 4, 1996 for an exemption (the "Exemption") from certain provisions of the Investment Company Act, which would otherwise require Bennington to obtain formal shareholder approval prior to engaging and entering into money manager agreements with Money Managers. The relief is based on the conditions set forth in the Exemption that, among other things: (1) Bennington will select, monitor, evaluate and allocate assets to the Money Managers and oversee Money Managers compliance with the relevant Portfolio's investment objective, policies and restrictions; (2) before a Portfolio may rely on the Exemption, the Exemption must be approved by the shareholders of the Portfolios operating under the Exemption; (3) the Fund will provide to shareholders certain information about a new Money Manager and its money manager agreement within 60 days of the engagement of a new Money Manager; (4) the Fund will disclose in this Prospectus the existence, substance and effect of the Exemption; and (5) the Directors, including a majority of the "non-interested" Directors, must approve each money manager agreement in the manner required under the Investment Company Act. Any changes to the Management Agreement between the Fund and Bennington would still require shareholder approval. As required by the Exemption, the shareholders of each Portfolio determined, at a shareholders' meeting held on August 15, 1995, to permit the Fund to replace or add Money Managers and to enter into money manager agreements with Money Managers upon approval of the Board of Directors but without formal shareholder approval.


     Neither the Board of Directors nor the officers evaluate the investment merits of any Money Manager's individual security selections. However, the Board of Directors will review regularly each Portfolio's performance compared to the applicable indices and also will review each Portfolio's compliance with its investment objective and policies.

     Money Manager Fees. The fees paid to the Money Manager of a Portfolio are based on the assets of the Portfolio and on the number of complete calendar quarters of management by the Money Manager. During the first five calendar quarters, the Money Manager fee has two components, the basic fee (the "Basic Fee") and the portfolio management fee (the "Portfolio Management Fee").


     Commencing with the sixth calendar quarter of management by a Money Manager of an operating Portfolio, such Portfolio will pay its Money Manager based on the "Money Manager Fee Schedule For A Manager From the Sixth Calendar Quarter of Management Forward." The Money Manager Fee commencing with the sixth quarter consists of two components, the Basic Fee and the performance fee (the "Performance Fee"), which varies with a Portfolio's performance. The Money Managers for the Portfolios, have completed the first five calendar quarters of management of their respective Accounts, as defined below, and the Performance Fee is in effect. If at any time a Money Manager should be replaced, the new Money Manager for the applicable Portfolio will receive the fee set forth in the table "Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management" during the first five calendar quarters of such new Money Manager's management of the relevant Portfolio. See "Money Manager Fees--Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management" in the Statement of Additional Information.


                           MONEY MANAGER FEE SCHEDULE
                             FOR A MANAGER FROM THE
                  SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD

                                             Average
                                             Annualized
                                             Performance             Annualized
                                             Differential Vs.       Performance
Portfolio                   Basic Fee        The Applicable Index       Fee
---------                   ---------        --------------------       ---

Domestic Equity Portfolios     0.10%         = or greater than 2.00%       0.22%

                                             = or greater than 1.00%
                                             and less than 2.00%           0.20%

                                             = or greater than 0.50%
                                             and less than 1.00%           0.15%

                                             = or greater than 0.00%
                                             and less than 0.50%           0.10%

                                             = or greater than -0.50%
                                             and less than 0.00%           0.05%

                                             less than -0.50%                0%



International Portfolio        0.20%         = or greater than 4.00%       0.40%

                                             = or greater than 2.00%
                                             and less than 4.00%           0.30%

                                             = or greater than 0.00%
                                             and less than 2.00%           0.20%

                                             = or greater than -2.00%
                                             and less than 0.00%           0.10%

                                             less than -2.00%                0%


The Performance Fee component will be adjusted each quarter and paid quarterly based on the annualized investment performance of each Money Manager relative to the annualized investment performance of the "Benchmark Indices" set forth below. A description of each benchmark index is contained in Appendix A. A change in an index may be effected with the approval of only the Board of Directors and does not require the approval of shareholders. As long as a Domestic Equity Portfolio's performance either exceeds the index, or trails the index by no more than .50%, a Performance Fee will be paid to the Money Manager. As long as the International Portfolio's performance either exceeds the index, or trails the index by no more than 2%, a Performance Fee will be paid to the Money Manager. A Money Manager's performance is measured on the portion of the assets of its respective Portfolio managed by it (the "Account"), which excludes assets held by Bennington for circumstances such as redemptions or other administrative purposes.


                                BENCHMARK INDICES

       Portfolio          Index
       ---------          -----

       Growth             S&P/BARRA Growth Index
       Value and Income   S&P/BARRA Value Index
       Small to Mid Cap   Wilshire 4500 Index
       International      Morgan Stanley Capital International
                          EAFE(R) + EMF Index

     From the sixth to the 14th calendar quarter of investment operations, each Money Manager's performance differential versus the applicable index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of investment operations, the Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. A Money Manager's performance will be calculated by Bennington in the same manner in which the total return performance of the Portfolio's index is calculated, which is not the same method used for calculating the Portfolios' performance for advertising purposes as described under "Calculation of Portfolio Performance." See Appendix B to the Statement of Additional Information for a discussion of how performance fees are calculated.

     The "performance differential" is the percentage amount by which the Account's performance is greater or less than that of the relevant index. For example, if an index has an average annual performance of 10%, a Domestic Equity Portfolio Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual Performance Fee of 0.22% (i.e., the difference in performance between the Account and the index must be equal to or greater than 2% for the Portfolios' Money Managers to receive the maximum Performance Fee.) Because the maximum Performance Fee for the Domestic Equity Portfolios applies whenever a Money Manager's performance exceeds the index by 2.00% or more, the Money Managers for those Portfolios could receive a maximum Performance Fee even if the performance of the Account is negative. Also, because the maximum Performance Fee for the International Portfolio applies whenever a Money Manager's performance exceeds the index by 4.00% or more, the Money Manager for the International Portfolio could receive a maximum Performance Fee even if the performance of the Account is negative. A more detailed description of the operation of each Performance Fee is contained in Appendix B to the Statement of Additional Information.

     The Money Managers have agreed to the foregoing fees, which are generally lower than they charge to institutional accounts for which they serve as investment adviser and perform all administrative functions associated with serving in that capacity. These lower fees are in recognition of the reduced administrative and client service responsibilities the Money Managers have undertaken with respect to the Portfolios.

     The combined fees payable to Bennington and the Money Managers for the Small to Mid Cap Portfolio and the International Portfolio may at times be higher than those paid by other mutual funds. The Board of Directors believes that the fees payable by the Small to Mid Cap Portfolio and International Portfolio are appropriate, in light of their investment objective and policies and the nature of the securities in which they invest. The following table lists the fees earned by the Money Managers of the Portfolios for the current period.

                 MONEY MANAGER FEES EARNED DURING CURRENT PERIOD

               Number Of                       Portfolio
               Quarters                Basic   Management Performance
               Managed By               Fee     Fee       Fee
               Money                   (All     (1st 5    6th Quarter
Portfolio      Manager   Period       Quarters) Quarters) Forward)    Total Fee
---------      -------   ------       --------- --------- ---------   ---------

Growth           15   2nd Quarter 1996  0.10%      N/A       0.22%       0.32%
                 16   3rd Quarter 1996  0.10%      N/A       0.22%       0.32%
                 17   4th Quarter 1996  0.10%      N/A       0.20%       0.30%
                 18   1st Quarter 1997  0.10%      N/A       0.15%       0.25%
                 19   2nd Quarter 1997  0.10%      N/A       0.05%       0.15%

Value            15   2nd Quarter 1996  0.10%      N/A       0.15%       0.25%
and Income       16   3rd Quarter 1996  0.10%      N/A       0.10%       0.20%
                 17   4th Quarter 1996  0.10%      N/A       0.15%       0.25%
                 18   1st Quarter 1997  0.10%      N/A       0.15%       0.25%
                 19   2nd Quarter 1997  0.10%      N/A       0.20%       0.30%

Small to Mid      4   2nd Quarter 1996  0.10%     0.10%       N/A        0.20%
Cap               5   3rd Quarter 1996  0.10%     0.10%       N/A        0.20%
                  6   4th Quarter 1996  0.10%      N/A        N/A        0.20%
                  7   1st Quarter 1997  0.10%      N/A       0.22%       0.32%
                  8   2nd Quarter 1997  0.10%      N/A       0.22%       0.32%

International     6   2nd Quarter 1996  0.20%      N/A       0.00%       0.20%
                  7   3rd Quarter 1996  0.20%      N/A       0.20%       0.40%
                  8   4th Quarter 1996  0.20%      N/A       0.30%       0.50%
                  9   1st Quarter 1997  0.20%      N/A       0.30%       0.50%
                 10   2nd Quarter 1997  0.10%      N/A       0.30%       0.50%


                           EXPENSES OF THE PORTFOLIOS


     The Portfolios will pay all of their expenses except for those expressly assumed by Bennington. See "FINANCIAL HIGHLIGHTS" for expense information related to the Fund's most recently completed fiscal year. The Board of Directors has determined that it is appropriate to allocate certain expenses attributable to more than one Portfolio among the Portfolios affected based on their relative net assets. See "GENERAL MANAGEMENT OF THE PORTFOLIOS."



                         PORTFOLIO TRANSACTION POLICIES

     Decisions to buy and sell securities are made by the Money Managers for the assets assigned to them and by Bennington for assets not assigned to a Money Manager. Currently, each Portfolio has one Money Manager. Bennington invests the Portfolios' liquidity reserves and all or any portion of the Portfolios' assets not assigned to a Money Manager.

     Each Money Manager makes decisions to buy or sell securities independently from other Money Managers. Thus, if there is more than one Money Manager for a Portfolio, one Money Manager could be selling a security when another Money Manager for the same Portfolio is purchasing the same security. In addition, when a Money Manager's services are terminated and another retained, the new Money Manager may significantly restructure the Portfolio. These practices may increase the Portfolios' portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Portfolios may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. Historical portfolio turnover rates for the Portfolios are listed under "Financial Highlights." It is expected that the annual portfolio turnover rate for each Portfolio, under normal market conditions, will not exceed 100%. These rates should not be considered as limiting factors. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Portfolios and their shareholders. See "Investment Advisory and Other
Services--Portfolio   Transaction  Policies"  in  the  Statement  of  Additional
Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "TAXES."

     Each Portfolio may effect portfolio transactions with or through affiliates of Bennington or any Money Manager or its affiliates, when Bennington or the Money Manager, as appropriate, determines that the Portfolio will receive the best net price and execution. This standard would allow affiliates of Bennington and the Money Managers to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

                           DIVIDENDS AND DISTRIBUTIONS

     Income Dividends. The Board of Directors presently intends to declare dividends from net investment income for payment on the following schedule:

   Portfolio           Declared                     Payable
   ---------           --------                     -------

   Growth              Quarterly, on last           1st business day following
   Value and Income    business day of quarter      end of calendar quarter
   Small to Mid Cap


   International       Annually, end of year        1st business day following
                                                    end of year


     The Portfolios determine net investment income immediately prior to the determination of a Portfolio's net asset value on the dividend declaration day. The income will be credited to the shareholders of record prior to the net asset value calculation and paid on the next business day.

     Capital Gains Distribution. The Board of Directors intends to declare distributions from net capital gains annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a Portfolio may declare special year-end dividend and capital gains distributions during October, November or December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on December 31 of the prior year.

     Automatic Reinvestment. All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the Portfolio paying the dividend or making the distribution unless a shareholder elects to have dividends or distributions paid in cash. Any election may be changed by electronic instruction if received by Bennington no later than the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time on the record date.

                                      TAXES

     Each Portfolio is treated as a separate taxable entity for federal income tax purposes and shareholders of each Portfolio will be entitled to the amount of net investment income and net realized capital gains (if any) earned by their Portfolio. The Board of Directors intends to distribute each year substantially all of each Portfolio's net investment income and net realized capital gains (if any), thereby eliminating virtually all federal income taxes to each Portfolio (but not to its investors). The Portfolios may be subject to nominal, if any, state and local taxes.

     Dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholders, whether or not reinvested, and paid in cash or in additional shares. Capital gain distributions declared by the Board of Directors and distributed to the shareholders are taxed as long-term capital gains regardless of the length of time a shareholder has held such shares. Dividends and distributions may otherwise also be subject to state or local taxes. Shareholders should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     The International Portfolio will receive dividends and interest paid by non-U.S. issuers which will frequently be subject to withholding taxes by non-U.S. governments. Bennington expects that at the end of each taxable year the International Portfolio will hold more than 50% of the value of its total assets in non-U.S. securities and will file specified elections with the Internal Revenue Service which will permit its shareholders either to deduct such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against U.S. income taxes. If the International Portfolio elects to "pass-through" the foreign taxes, shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the International Portfolio; and (ii) treat their pro rata share of foreign income taxes as paid by them. However, shareholders may be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes (but not both) on their federal income tax return.

     The sale of shares of a Portfolio is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any gain or loss realized upon a sale, exchange or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will be treated generally as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

     However, all or a portion of this capital gain will be recharacterized as ordinary income if the shareholder enters into a "conversion transaction." A conversion transaction is a transaction, generally consisting of two or more positions taken with regard to the same or similar property, where substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction and certain other criteria are satisfied. A conversion transaction also includes a transaction which is marketed or sold as producing a capital gain if substantially all of a taxpayer's expected return from the transaction is "attributable to the time value of the taxpayer's net investment in such transaction." The Secretary of the Treasury also is authorized to promulgate regulations (which would apply only after they are issued) which specify other transactions to be included in the definition of a conversion transaction. Section 1258 of the Internal Revenue Code of 1986, as amended (the "Code") contains many ambiguities and its scope is unclear; it may be clarified or refined in future regulations or other official pronouncements. Until further guidance is issued, it is unclear whether a purchase and subsequent disposition of Portfolio shares would be treated as a conversion transaction under Section 1258. Shareholders should consult their own tax advisors concerning whether or not Section 1258 may apply to their transactions in Portfolio shares.

     Gains or losses on sales of securities by a Portfolio generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Portfolio acquires a put or writes a call thereon or the transaction is treated as a "conversion transaction." Other gains or losses on the sale of securities generally will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as "Section 1256 contracts" defined below). If an option written by a Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will generally realize a capital gain or loss. If securities are sold by the Portfolio pursuant to the exercise of a call option written by it, the Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Portfolios' transactions may be subject to wash sale and short sale provisions of the Code. In addition, debt securities acquired by the Portfolios may be subject to original issue discount and market discount rules.

     Under the Code, special rules apply to the treatment of certain options and future contracts (Section 1256 contracts). At the end of each year, such investments held by the Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

     Shareholders of the appropriate Portfolios will be notified after each calendar year of the amounts of ordinary income and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year; of the dividends which qualify for the 70% dividends-received deduction available to corporations and of the foreign taxes withheld and foreign source income per country of the International Portfolio.

     Under United States Treasury Regulations, a Portfolio currently is required to withhold and remit to the United States Treasury 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's taxpayer identification number on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) or required certification or which is subject to backup withholding.

     The tax discussion set forth above is included for general information only and is based upon the current law as of the date of this Prospectus.
Shareholders are urged to consult their tax advisers for further information regarding the federal, state and local tax consequences of an investment in the shares of the Fund. See "Taxes" in the Statement of Additional Information.

                      CALCULATION OF PORTFOLIO PERFORMANCE


     From time to time, the Portfolios may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period and accounts for all recurring fees. The Portfolios may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Portfolio performance may be compared to well-known indices of market performance. Portfolio performance may also be compared, on a relative basis, to other Portfolios of the Fund. This relative comparison, which may be based upon historical or expected Portfolio performance, may be presented numerically, graphically or in text. Portfolio performance may also be combined or blended with other Portfolios of the Fund, and that combined or blended performance may be compared to the same indices to which individual Portfolios are compared.

     It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The value of Fund shares when redeemed may be more or less than their original cost. The Statement of Additional Information describes the method used to determine a Portfolio's total return. In reports or other communications to shareholders or in advertising material, a Portfolio may quote total return figures that do not reflect recurring fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities or other industry publications.


                          VALUATION OF PORTFOLIO SHARES


     Net Asset Value Per Share. The net asset value per share is calculated for each Portfolio on each business day on which shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Bennington are open for business. Non-business days in 1997 will be: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed for a Portfolio by dividing the current value of the Portfolio's assets, less its liabilities, by the number of shares of the Portfolio outstanding, and rounding to the nearest cent. All Portfolios determine net asset value as of the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time.


     Valuation of Portfolio Securities. With the exceptions noted below, the Portfolios value portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price on the exchange on which the security is primarily traded. United States equity and fixed-income securities traded principally OTC, options and futures contracts are valued on the basis of the closing bid price.

     Because many fixed-income securities do not trade each day, last sale or bid prices are frequently not available. Fixed-income securities therefore may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     International equity securities traded on a securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid and asked prices. In the absence of a last sale or mean bid and asked price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. The risk also exists that an emergency situation may arise in one or more Emerging Countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the International Portfolio's securities in such markets may not be readily available. The Fund may suspend or postpone redemption of the shares of the International Portfolio for any period during which an emergency exists, as determined by the SEC. Accordingly, if the International Portfolio believes that appropriate circumstances exist, the Board of Directors or Bennington will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the International Portfolio's identification of such condition until the date of the SEC action, the International Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors. See "Investment Policies--Special Risks of Investing in Foreign Securities of Emerging Countries."

     Money market instruments maturing within 60 days of the valuation date held by Portfolios are valued at "amortized cost" unless the Board of Directors determines that amortized cost does not represent fair value. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

     The Portfolios value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Directors.

                          PURCHASE OF PORTFOLIO SHARES

     Shares of the Portfolios may be purchased directly from the Portfolios with no sales charge or commission. Investors may also purchase shares of the Portfolios from intermediaries, such as a broker-dealer, bank or other financial institution. Such intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Portfolios. Shares of the Portfolios will be sold at the net asset value next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. Net asset value is determined as set forth above under "Valuation of Portfolio Shares." All purchases must be made in U.S. dollars. The minimum and subsequent investment requirements for each Portfolio are 1,000. The minimum initial investment requirement for an IRA Account is an aggregate amount of 1,000 in the Portfolios. The subsequent investment requirement for an IRA Account is an aggregate amount of 100 in the Portfolios. The Fund reserves the right to accept smaller purchases or reject any purchase order in its sole discretion.

     Orders are accepted on each business day. Orders to purchase Portfolio shares must be received by Bennington prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Portfolios are offered and orders accepted, or the orders will not be accepted and invested in the particular Portfolio until the next day on which shares of that Portfolio are offered. Payment must be received by 12:00 noon Eastern time the next business day. Purchases by telephone may only be made as described in the telephone transaction procedures set forth in "Purchase of Portfolio Shares--Telephone Transactions." No fees are currently charged shareholders by the Fund directly in connection with purchases.

     Order and Payment Procedures. Investments in the Portfolios may be made as follows:

     Federal Funds Wire. Purchases may be made on any business day by wiring federal funds to Seattle First National Bank, Seattle, WA.

               Checks. Purchases may be made by check (except that a check drawn on a foreign bank will not be accepted) only in amounts greater than 1,000; except that checks will be accepted for IRA Accounts in any amount. If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. See "REDEMPTION OF PORTFOLIO SHARES."

               Please call the Fund for further information at (800) 759-3504.

               Purchases in Kind. The Portfolios may accept certain types of securities in lieu of wired funds as consideration for Portfolio shares. Under no circumstances will a Portfolio accept any securities the holding or acquisition of which conflicts with the Portfolio's investment objective, policies and restrictions or which Bennington or the applicable Money Manager believes should not be included in the applicable Portfolio's portfolio on an indefinite basis. Securities accepted in consideration for a Portfolio's shares will be valued in the same manner as the Portfolio's portfolio securities in connection with its determination of net asset value. A transfer of securities to a Portfolio in consideration for Portfolio shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Portfolio's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers. See "Purchases in Kind" in the Statement of Additional Information.

               Automatic Investment Plan. An Automatic Investment Plan may be established at any time. By participating in the Automatic Investment Plan, a shareholder may automatically make purchases of shares of the Portfolios on a regular, convenient basis. Shareholders may choose to make contributions on the 15th (or the first business day before the 15th) and/or the last business day of each month in amounts of 500.00 in the aggregate. Since the Automatic Investment Plan involves the continuous investment in the Portfolios regardless of the price levels of the Portfolio shares, investors should consider their financial ability to continue to purchase through periods of low price levels.


               IRA Accounts. The Fund has established an Individual Retirement Custodial Account Plan under which investors may set up IRA Accounts that invest in the Fund. Fifth Third serves as Custodian for the IRA Accounts. The Transfer Agent charges an annual account fee of $25 to each IRA Account with an aggregate balance of less than $10,000 on December 31. The minimum initial investment requirement for an IRA Account is an aggregate amount of $1,000 in the Portfolios. The subsequent investment requirement for an IRA Account is an aggregate amount of $100 in the Portfolios. Please refer to the IRA Account plan documents: the IRA Disclosure Statement, IRA Custodial Account Agreement and IRA Application and Adoption Agreement Form for additional information, copies of which may be obtained from Bennington free of charge at 1-800-759-3504.


     Exchange Privilege. Shares of any Portfolio of the Fund, may be exchanged for shares of the other portfolios offered by the Fund to the extent such shares are offered for sale in the investor's state of residence, on the basis of current net asset values per share at the time of the exchange. Other than the Portfolios offered by this Prospectus, the portfolios of the Fund also include the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio, Mortgage Securities Portfolio and the U.S. Government Money Portfolio.


     If the exchanging shareholder does not currently own shares of the portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below under "REDEMPTION OF PORTFOLIO SHARES" and in "ADDITIONAL INFORMATION--Shareholder Servicing Arrangements."


     To establish an automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. For additional information, contact the Fund. A shareholder should obtain and read the prospectus relating to any other portfolio of the Fund before making an exchange.


     An exchange is a redemption of the shares and is treated as a sale for federal income tax purposes, and a short- or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time on 60 days' notice to shareholders. Exchanges are available only in states where exchanges may legally be made. Exchanges may be made by faxing instructions to Bennington at (206) 224-4274 or by mailing instructions to Bennington at P. O. Box 1748, Seattle, WA 98111-9865. Exchanges may only be made by telephone as set out in the telephone transaction procedures set forth in "PURCHASE OF PORTFOLIO SHARES--Telephone Transactions" and "ADDITIONAL INFORMATION--Shareholder Servicing Arrangements." No fees are currently charged shareholders by the Fund directly in connection with exchanges.


     Telephone Transactions. A shareholder of the Fund with an aggregate account balance of 1 million or more may request purchases, redemptions or exchanges of shares of a Portfolio by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Fund employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Portfolio, all of which must match the Fund's records; requiring that a service representative of Bennington, acting as Transfer Agent complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.

     For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. The Fund may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Portfolio nor Bennington will be responsible for authenticity of redemption or exchange instructions received by telephone.

                         REDEMPTION OF PORTFOLIO SHARES

     Portfolio shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearing house funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion. If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire transfer.


     If a shareholder requests a redemption check or wire made payable to someone other than the registered owner of the shares and/or sent to an address other than the address of record, the request to redeem must (1) be made in writing; (2) include an instruction to make the redemption proceeds payable to someone other than the registered owner of the shares and/or send them to an address other than the address of record; and (3) be signed by all registered owners with their signatures guaranteed. See "ADDITIONAL INFORMATION--Shareholder Servicing Arrangements."

     Portfolio  shares may be redeemed by faxing  instructions  to Bennington at
(206) 224-4274 or by mailing instructions to Bennington at P. O. Box 1748, Seattle, WA 98111-9865. Redemptions of the Portfolios' shares may be effected on any business day on which the New York Stock Exchange, Fifth Third and Bennington are open, as long as instructions are received by Bennington by the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In periods of severe market or economic conditions, the electronic redemption of shares may be difficult due to an increase in the amount of electronic transmissions. Use of the mail may result in the redemption request being processed at a later time than it would have been if a instructions had been sent by facsimile transmission. During the delay, the Portfolios' net asset value may fluctuate.


     Portfolio shares also may be redeemed through registered broker-dealers who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Portfolio, in lieu of cash, in conformity with any applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "VALUATION OF PORTFOLIO SHARES." If shares are redeemed in kind, the redeeming shareholders would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of 250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

     The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than 500 per portfolio or whose aggregate account is less than 2,000, and who is not part of an Automatic Investment Plan. The Fund, however, will not redeem shares based solely on market reductions in net asset value. The Fund will give sixty (60) days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption.

     The Fund reserves the right to suspend the right of redemption or postpone the date of payment for the Portfolios if the unlikely emergency conditions which are specified in the Investment Company Act or determined by the SEC should exist. Shareholders uncertain of requirements for redemption should telephone the Fund at (206) 224-7420 or (800) 759-3504. Redemptions by telephone may only be made as set out in the telephone transaction procedures set forth in "Purchase of Portfolio Shares--Telephone Transactions."

     Systematic Withdrawal Plan. Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (the minimum monthly withdrawal on the Systematic Withdrawal Plan is $500.00 in aggregate) on a monthly basis on the 15th (or the first business day before the 15th) and/or on the last business day of each month. An application for automatic withdrawal can be obtained from Bennington or the Fund and must be received by Bennington ten calendar days before the first scheduled withdrawal date. Automatic withdrawal may be ended at any time by the investor or the Fund. The Systematic Withdrawal Plan may be discontinued at any time by the Fund or Bennington. The Fund reserves the right to reject any Systematic Withdrawal Plan application. Purchases of additional shares concurrently with withdrawals generally are undesirable. Funds will be disbursed according to the shareholder's standing redemption instructions.

                             ADDITIONAL INFORMATION

Service Providers


     Manager, Administrator, Transfer Agent, Registrar and Dividend Disbursing Agent

     Bennington, 1420 Fifth Avenue, Suite 3130, Seattle, Washington 98101, is the manager and administrator of the Fund pursuant to a Management Agreement with the Fund. Bennington is also the transfer agent, registrar and dividend disbursing agent for the Portfolios and provides other administrative, recordkeeping and compliance services to the Fund pursuant to a Transfer Agent Agreement between Bennington and the Fund.


     Custodian and Fund Accounting Agent

     Fifth Third, 38 Fountain Square Plaza, Cincinnati, Ohio 45264, acts as Custodian of the Portfolios' assets and may employ sub-custodians outside the United States, which have been approved by the Board of Directors. Fifth Third acts as Custodian for investors of the Portfolios with respect to IRA Accounts. Fifth Third holds all portfolio securities and cash assets of the Portfolios and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third also provides portfolio accounting and recordkeeping services to the Fund.

     Auditors


     Deloitte & Touche LLP, 1700 Courthouse Plaza, Dayton, Ohio 45402 are the Fund's independent auditors. Shareholders will receive semi-annual and annual financial statements; the annual statement is audited by Deloitte & Touche LLP.


     Fund Counsel

     Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 serves as the Fund's outside counsel.


Shareholder Servicing Arrangements

     From time to time, Bennington may pay amounts to third parties that provide shareholder services or other administrative services to persons who own shares of the Fund. Such organizations, rather than their customers, may be the shareholder of record of the shares. Such organizations may also charge a fee for this service and may require different minimum initial and subsequent investments than the Fund. Such organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. The Fund is not responsible for the failure of any such organization to carry out its obligations to its customers. The Fund does not pay any portion of such fees.


Signature Guarantees

     A signature guarantee is designed to protect the shareholders and the Portfolios against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name or address than the registered name and address of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law. The institution providing the guarantee must use a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular transaction, to require a signature guarantee at its discretion.

Organization, Capitalization and Voting

     The Fund was incorporated in Maryland on June 10, 1991. The Fund is authorized to issue 15 billion shares of common stock of 0.001 par value per share, currently divided into eight Portfolios. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. All shares of a Portfolio are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Portfolios' shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold annual meetings of shareholders unless the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. Any proposals by shareholders to be presented at an annual meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting at least 120 calendar days in advance of the date of the Fund's proxy statement released in connection with the previous year's annual meeting, if any. If there was no annual meeting held in the previous year or the date of the annual meeting has changed by more than 30 days, a shareholder proposal shall have been received by the Fund a reasonable time before the solicitation is made.


     As of March 31, 1997, the following persons were owners of record of 25% or more of the shares of the Portfolios of the Fund:


                                           Value and   Small to
    Beneficial Owner              Growth     Income    Mid Cap     International
    ----------------              ------     ------    -------     -------------

    Charles Schwab & Company
    101 Montgomery St.
    San Francisco, CA 94104                    25.0%


    Stap & Company, account
    nominee for
    National Westminster Bankcorp.
    2 Montgomery Street
    Jersey City, NJ  07302                               51.5%        44.2%


     As of March 31, 1997, the directors and officers of the Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio. The fiscal year end for each Portfolio is December 31.


Shareholder Inquiries and Reports to Shareholders

     The Fund's Annual Report to Shareholders, containing further information about performance, is available without charge from the Fund. Inquiries regarding the Portfolios and requests for Annual Reports should be addressed to the Fund at 1420 Fifth Avenue, Suite 3130, Seattle, Washington 98101, or by telephone at (206) 224-7420 or (800) 759-3504.

Glass-Steagall Act


     The Glass-Steagall Act and other applicable laws generally prohibit banks that are members of the Federal Reserve System from engaging in the business of underwriting, selling, distributing securities or engaging in investment advisory activities. To the extent that banks or subsidiaries of banks are deemed to be performing any such activities, the Fund believes such entities may engage in such activities for the Portfolios without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, it is possible that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent such entities from continuing to engage in such activities for the Portfolios. If such entities were prohibited from acting in such capacities as a result of such future changes, changes in the operation of the Fund might occur or a shareholder serviced by such entity might no longer be able to avail itself of any services then being provided. The Board of Directors does not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences but if such consequences result, it is expected that the Board of Directors would direct the Fund to make other arrangements for the Fund or the shareholders of the Fund.


                             MONEY MANAGER PROFILES

     The following information as to each Money Manager has been supplied by the respective Money Managers. The Statement of Additional Information contains further information concerning each Money Manager, including a description of its business history and identification of its controlling persons.

Growth Portfolio

     State Street, Two International Place, Boston, MA 02110, is the Money Manager of the Growth Portfolio. State Street is a Massachusetts trust company and wholly-owned subsidiary of State Street Boston Corporation, 225 Franklin Street, Boston, MA 02110, a publicly held bank holding company. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. Douglas T. Holmes, CFA, is primarily responsible for the day-to-day management and investment decisions for the Growth Portfolio and is supported by a group of other investment professionals that assist in the management of the Growth Portfolio. Mr. Holmes joined State Street in 1984.

Value and Income Portfolio


     Martingale Asset Management, L.P., 222 Berkeley Street, Boston, MA 02116 ("Martingale"), is the Money Manager of the Value and Income Portfolio.
Martingale is a Delaware limited partnership, which consists of two general partners, Martingale Asset Management Corp. ("Martingale Corp.), a Massachusetts corporation, and Commerz Asset Management USA Corporation ("CAM"), a Delaware corporation, and four limited partners. Arnold S. Wood and William E. Jacques each own 32.26% of Martingale Corp. CAM is a wholly-owned subsidiary of Commerz International Capital Management GmbH ("CICM") headquartered in Frankfurt, Germany. Commerzbank AG is the parent company of CICM. William E. Jacques, CFA, Executive Vice President and Chief Investment Officer of Martingale, is primarily responsible for the investment decisions for the Value and Income Portfolio. Mr. Jacques joined Martingale in 1987. Douglas E. Stark, CFA, Vice President and Director of US Equity Management and Research is primarily responsible for the day-to-day management of the Value and Income Portfolio. Mr. Stark joined Martingale in 1996. Prior to joining Martingale, Mr. Stark was Senior Vice President and Portfolio Manager at InterCoast Capital Company from 1994 to 1996. Prior to that, he was Vice President and managed international stock portfolios at State Street Global Advisors, an area of State Street Bank and Trust Company, from 1990 until 1994.


Small to Mid Cap Portfolio


     Symphony Asset Management, Inc., 555 California Street, San Francisco, CA 94104 ("Symphony"), is the Money Manager of the Small to Mid Cap Portfolio. Symphony is a California corporation founded in March, 1994. Symphony is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and the California Department of Corporations. Symphony is a wholly-owned subsidiary of BARRA, Inc. ("BARRA"), a California corporation and registered investment adviser under the Investment Advisers Act and the California Department of Corporations, and as a publicly traded corporation under Section 12(g) of the Securities Exchange Act of 1934, as amended. BARRA is one of the world's leading suppliers of analytical financial software and has pioneered many of the techniques used in systematic investment management, including active management based on so-called factor return predictions. Praveen K. Gottipalli, Director of Investments of Symphony, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Portfolio. Mr. Gottipalli has been Director of Investments with Symphony since March, 1994. From 1985 to 1994, he was with BARRA, Inc., where, prior to joining Symphony, he was Director of the Active Strategies Group for BARRA, Inc. Mr. Gottipalli has worked on a number of different investment management strategies including valuation models for global equities, global tilt funds and aggressive market neutral strategies that combine quantitative and qualitative analysis. He has been actively involved with design, analysis, implementation and enhancement of these strategies.


International Portfolio


     Nicholas-Applegate Capital Management, ("Nicholas-Applegate"), 600 West Broadway, 29th Floor, San Diego, CA 92101, is the Money Manager for the International Portfolio. Nicholas-Applegate is a California limited partnership and registered investment adviser whose general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. Senior members of the seven member international portfolio team include: Catherine Somhegyi, Lawrence S. Speidell and Loretta J. Morris. The senior members are primarily responsible for making the day-to-day management and investment decisions for the International Portfolio. Mr. Nicholas, Managing Partner, founded Nicholas-Applegate in 1984. Catherine Somhegyi, Chief Investment Officer, Global Equity Management, joined Nicholas-Applegate in 1987. Mr. Speidell, Partner and Director of Global and Systematic Portfolio Management, joined Nicholas-Applegate in 1994. From 1983 to 1994, Mr. Speidell was a portfolio manager for Batterymarch Financial Management. Ms. Morris, Senior Portfolio Manager, International, joined Nicholas-Applegate in 1990. From 1981 to 1989, Ms. Morris was responsible for research, client service and operations at Collins Associates, a pension consulting firm.

                                                                      APPENDIX A

                             DESCRIPTION OF INDICES

     The  following  information  as to each  index  has  been  supplied  by the
respective   preparer   of  the   index  or  has  been   obtained   from   other
publicly-available information.

Standard & Poor's 500 Composite Stock Price Index (1)

     The purpose of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Currently there are four groups: 400 Industrials, 40 Utilities, 20 Transportation and 40 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies listed on the New York Stock Exchange.

     Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

     The formula adopted by S&P is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding. The price of any stock multiplied by number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security.

     Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

S&P/BARRA Growth Index
S&P/BARRA Value Index

     BARRA, in collaboration with Standard and Poor's Corporation, has constructed the S&P/BARRA Growth Index (the "Growth Index") and S&P/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

     The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semi-annually on January 1 and July 1 of each year.

     Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

     Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Electronics, Computers, Health Care and Drugs than the S&P 500.


     As of December 31, 1996 there were 339 companies in the Value Index; consequently there are 161 companies in the Growth Index.


Wilshire 4500 Index (2)

     While the S&P 500 Index includes the preponderance of large market capitalization stocks, it excludes most of the medium and small size companies which comprise the remaining 33% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 and that trade regularly on the New York and American Stock Exchanges as well as in the NASDAQ over-the-counter market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 6500 capitalization weighted security returns are used to adjust the Wilshire 5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500.

     Wilshire Associates view the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to 1.0 on December 31, 1970.

Morgan Stanley Capital International EAFE(R) + EMF Index (3)

     The Morgan Stanley Capital International ("MSCI") EAFE(R) + EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 41 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. Dollars and local currencies.

     MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 19 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. Dollars and local currencies.

     MSCI Emerging Markets Free ("EMF") Index is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

     The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.


     As of March 31, 1997, the MSCI EAFE(R)+ EMF Index consisted of 2,032 companies traded on stock markets in 45 countries . The weighting of the MSCI EAFE(R)+ EMF Index by country was as follows:

Developed Markets: Australia 2.60%, Austria 0.36%, Belgium 1.12%, Denmark 0.84%, Finland 0.63%, France 6.48%, Germany 8.07%, Hong Kong 3.11%, Ireland 0.30%, Italy 2.78%, Japan 25.28%, Netherlands 4.44%, New Zealand 0.33%, Norway 0.51%, Singapore 1.43%, Spain 1.97%, Sweden 2.33%, Switzerland 5.43%, United Kingdom 16.94%.

Emerging Markets: Argentina 0.51%, Brazil 2.08%, Chile 0.56%, China Free 0.08%, Colombia 0.12%, Czech Republic 0.17%, Greece 0.22%, Hungary 0.07%, India 0.07%, Indonesia 0.80%, Israel 0.77%, Jordan 0.31%, Korea Free 0.58%, Malaysia 2.32%, Mexico Free 1.20%, Pakistan 0.10%, Peru 0.16%, Philippines Free 0.49%, Poland 0.07%, Portugal 0.31%, South Africa 1.73%, Sri Lanka 0.01%, Taiwan 1.36%, Thailand 0.57%, Turkey 0.28%, Venezuela Free 0.15%.

     Unlike other broad-based indices, the number of stocks included in MSCI EAFE(R) + EMF Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE(R) + EMF Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE(R) + EMF Index was equal to 100.0 on January 1, 1988. As of March month-end 1997, the current value of the MSCI EAFE(R) + EMF Index was 188.5 (with gross dividends reinvested).

----------

1 "Standard & Poor's," "S&P" and "S&P 500" are trademarks of Standard and Poor's, a division of The McGraw-Hill Companies, Inc. The Growth and Value and Income Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's.
2 "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. The Small to Mid Cap Portfolio is not sponsored, endorsed, sold or promoted by Wilshire Associates.
3 "EAFE" is a registered trademark of Morgan Stanley Capital International. The International Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International.

BENNINGTON CAPITAL MANAGEMENT L. P.
U.S. Bank Centre
1420 Fifth Avenue, Suite 3130
Seattle, Washington  98101
Telephone:        206/224-7420
                  800/759-3504
Facsimile:        206/224-4274











No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information and representations must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Portfolios, Bennington or the Money Managers since the date hereof; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

Accessor(R) and Alloset(R) are registered trademarks of Bennington Capital Management L.P.

ACCESSOR(R) FUNDS, INC.                                        1420 Fifth Avenue
                                                                      Suite 3130



FIXED-INCOME PORTFOLIOS                                       Seattle, WA  98101
PROSPECTUS - APRIL 30, 1997                                       1-800-759-3504



--------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION AND SHAREHOLDER SERVICES                    206-224-7420

--------------------------------------------------------------------------------

ACCESSOR(R) FUNDS, INC. (the "Fund"), is a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. THIS PROSPECTUS PERTAINS TO THE FOLLOWING FOUR FIXED-INCOME PORTFOLIOS OF THE FUND (INDIVIDUALLY, A "PORTFOLIO" AND COLLECTIVELY, THE "PORTFOLIOS"):

                       INTERMEDIATE FIXED-INCOME PORTFOLIO
                    SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO
                          MORTGAGE SECURITIES PORTFOLIO
                         U.S. GOVERNMENT MONEY PORTFOLIO



and sets forth concisely the information about the Portfolios that a prospective investor should know before investing. The Fund has filed a Statement of Additional Information, dated April 30, 1997, with the Securities and Exchange
Commission (the "SEC"). The Statement of Additional Information, containing further information about the Portfolios and the Fund which may be of interest to investors, is incorporated herein by reference in its entirety. A free copy may be obtained by writing or calling the Fund at the address or phone number shown above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

INVESTMENTS IN THE U.S. GOVERNMENT MONEY PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE U.S. GOVERNMENT MONEY PORTFOLIO
INTENDS TO MAINTAIN ITS NET ASSET VALUE AT $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO DO SO. SEE "VALUATION OF PORTFOLIO SHARES."



INVESTMENTS IN THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, INVESTMENTS IN THE PORTFOLIOS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE PORTFOLIOS ENTAILS RISK OF LOSS.



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           PAGE

SUMMARY...................................................................... 3
FEES AND PORTFOLIO EXPENSES...................................................5
FINANCIAL HIGHLIGHTS..........................................................6
            INTERMEDIATE FIXED-INCOME PORTFOLIO...............................6
            SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO.........................8
            MORTGAGE SECURITIES PORTFOLIO....................................10
            U.S. GOVERNMENT MONEY PORTFOLIO..................................12
PORTFOLIO MANAGEMENT.........................................................14
DESCRIPTION OF THE PORTFOLIOS................................................14
            GENERAL..........................................................14
            RISK FACTORS AND SPECIAL CONSIDERATIONS..........................15
            INVESTMENT OBJECTIVES AND INVESTMENT POLICIES....................16
            INVESTMENT POLICIES..............................................18
            INVESTMENT RESTRICTIONS..........................................25
GENERAL MANAGEMENT OF THE PORTFOLIOS.........................................26
THE MONEY MANAGERS...........................................................29
EXPENSES OF THE PORTFOLIOS...................................................32
PORTFOLIO TRANSACTION POLICIES...............................................33
DIVIDENDS AND DISTRIBUTIONS..................................................33
TAXES........................................................................34
CALCULATION OF PORTFOLIO PERFORMANCE.........................................36
VALUATION OF PORTFOLIO SHARES................................................37
PURCHASE OF PORTFOLIO SHARES.................................................37
REDEMPTION OF PORTFOLIO SHARES...............................................40
ADDITIONAL INFORMATION.......................................................41
            SERVICE PROVIDERS................................................41
            SHAREHOLDER SERVICING ARRANGEMENTS...............................42
            SIGNATURE GUARANTEES.............................................42
            ORGANIZATION, CAPITALIZATION AND VOTING..........................42
            SHAREHOLDER INQUIRIES AND REPORTS TO SHAREHOLDERS................43
            GLASS-STEAGALL ACT...............................................44
MONEY MANAGER PROFILES.......................................................44
            INTERMEDIATE FIXED-INCOME PORTFOLIO..............................44
            SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO........................45
            MORTGAGE SECURITIES PORTFOLIO....................................45
DESCRIPTION OF INDICES......................................................A-1
            LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX......................A-1
            LEHMAN BROTHERS GOVERNMENT/CORPORATE 1-5 YEAR INDEX.............A-1
            LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX................A-1

                                     SUMMARY

     The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

     THE FUND. The Fund is a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. This Prospectus pertains to the Fund's Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio, Mortgage Securities Portfolio (collectively, the "Bond Portfolios") and the U.S. Government Money Portfolio. See "DESCRIPTION OF THE PORTFOLIOS--General" and "--Investment Objectives and Investment Policies."

     Each Portfolio seeks to achieve its investment objective by using investment policies and strategies which are distinct from investment policies and strategies of other portfolios of the Fund. The investment objective and the name of the investment management organization (individually, the "Money Manager" and collectively, the "Money Managers") for each of the Portfolios are described below:

o INTERMEDIATE FIXED-INCOME PORTFOLIO -- SMITH BARNEY CAPITAL MANAGEMENT -- seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years. Under normal market conditions, the Portfolio will have a dollar weighted average duration of not less than three years nor more than ten years.

o SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO -- BANKERS TRUST COMPANY -- seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years. Under normal market conditions, the Portfolio will have a dollar weighted average duration of not less than two years nor more than five years.

o    MORTGAGE SECURITIES  PORTFOLIO -- BLACKROCK FINANCIAL  MANAGEMENT,  INC. --
     seeks   generation   of   current   income  by   investing   primarily   in
     mortgage-related securities.

o U. S. GOVERNMENT MONEY PORTFOLIO -- BENNINGTON CAPITAL MANAGEMENT L.P. -- seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     MANAGEMENT. Bennington Capital Management L.P., a Washington limited partnership ("Bennington"), is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. See "GENERAL MANAGEMENT OF THE PORTFOLIOS."

     PURCHASE AND REDEMPTION OF SHARES. Shares are purchased by shareholders directly from and are redeemed by the Portfolios at net asset value next determined after an order for purchase or redemption has been received, without any sales or redemption charges. See "PURCHASE OF PORTFOLIO SHARES" and "REDEMPTION OF PORTFOLIO SHARES."

     RISK FACTORS AND SPECIAL CONSIDERATIONS. The Fund is designed to provide diverse opportunities in equity and debt securities. There can be no assurance that the investment objective for any Portfolio will be achieved. See "DESCRIPTION OF THE PORTFOLIOS--Risk Factors and Special Considerations."

     Investing in a mutual fund that purchases securities of companies and governments of foreign countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. Certain Portfolios also may be subject to certain risks in using investment techniques and strategies such as entering into repurchase agreements and trading futures contracts and options on futures contracts. DESCRIPTION OF THE PORTFOLIOS--Investment Objectives and Investment Policies" and "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information. With respect to the Intermediate Fixed-Income and the Short-Intermediate Fixed Income Portfolios, Bennington or a Money Manager may adopt a temporary defensive strategy under abnormal market or economic conditions. During these times, one or more Portfolios may make investments which result in the Portfolios' average dollar weighted duration rising above their designated ranges. Such a strategy differs from other defensive strategies in that it involves greater rather than less risk to the Portfolios. See "DESCRIPTION OF THE PORTFOLIOS--Investment Objectives and Investment Policies--Intermediate Fixed-Income Portfolio," and "--Short-Intermediate Fixed-Income Portfolio."

     DIVIDENDS AND DISTRIBUTIONS. Each Portfolio intends to distribute at least annually to its shareholders substantially all of its net investment income and its net realized long- and short-term capital gains. Dividends from the net investment income of the U.S. Government Money Portfolio will be declared daily and paid monthly. Dividends from the net investment income of the Bond Portfolios will be declared and paid monthly. See "DIVIDENDS AND DISTRIBUTIONS."

     TAXATION. Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company for federal income tax purposes. As such, the Fund anticipates that no Portfolio will be subject to federal income tax on income and gains that are distributed to shareholders. See "TAXES."

     SERVICE PROVIDERS.

     Bennington is the manager and administrator of the Fund, as described above. Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington also provides transfer agent, registrar, dividend disbursing agent, recordkeeping, administrative and compliance services to the Fund, pursuant to its Transfer Agency and Administrative Agreement (the "Transfer Agent Agreement") with the Fund.



     The Fifth Third Bank, an Ohio banking corporation ("Fifth Third"), acts as custodian (the "Custodian") of the Portfolios' assets, including accounts established under the Fund's Individual Retirement Custodial Account Plan (the "IRA Accounts"). Fifth Third may employ sub-custodians outside the United States which have been approved by the Fund's Board of Directors (the "Board of Directors"). Fifth Third also performs accounting, recordkeeping, and other services for the Fund (the "Fund Accounting Agent").

     Deloitte & Touche LLP are the Fund's independent auditors.

     Mayer, Brown & Platt serves as the Fund's outside legal counsel. See "ADDITIONAL INFORMATION--Service Providers."

                          FEES AND PORTFOLIO EXPENSES

     The following table lists the fees and expenses that an investor should expect to incur as a shareholder of each of the Portfolios based on projected annual operating expenses.

SHAREHOLDER TRANSACTION EXPENSES(a)            PORTFOLIOS(b)

                            ----------------------------------------------------
                                            SHORT-                    U.S.
                            INTERMEDIATE    INTERMEDIATE   MORTGAGE   GOVERNMENT
                            FIXED-INCOME    FIXED-INCOME  SECURITIES  MONEY
                            ------------    ------------  ----------  -----

Sales Load on Purchases         None            None      None        None
Sales Load on Reinvested
     Dividends                  None            None      None        None
Deferred Sales Load             None            None      None        None
Redemption Fees/Exchange
     Fees(c)                    None            None      None        None

(a) Shares of the Portfolios are expected to be sold primarily through registered investment advisers, bank trust departments and financial planners. See "GENERAL MANAGEMENT OF THE PORTFOLIOS--Distribution."

(b) An annual maintenance fee of $25.00 will be charged by the Transfer Agent to each IRA Account with an aggregate balance of less than $10,000 on December 31 of each year.

(c) The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder. See "REDEMPTION OF PORTFOLIO SHARES."

ANNUAL PORTFOLIO OPERATING EXPENSES(a)          PORTFOLIOS
(AS A PERCENTAGE OF                         SHORT-                    U.S.
AVERAGE NET ASSETS)         INTERMEDIATE    INTERMEDIATE  MORTGAGE    GOVERNMENT
                            FIXED-INCOME    FIXED-INCOME  SECURITIES  MONEY
                            ------------    ------------  ----------  -----

Management Fees (b)         0.51%           0.51%        0.59%         0.25%
12b-1 Fees(c)                None            None        None           None
Other Expenses              0.35%           0.27%        0.28%         0.28%
                            -----           -----        -----         -----
Total Portfolio

Operating Expenses          0.86%           0.78%        0.87%         0.53%
                            =====           =====        =====         =====

(a) The actual expense ratios for the fiscal year ended December 31, 1996, were different from those shown in the table. The table data has been restated to reflect fees and expenses expected to be incurred during the fiscal year ended December 31, 1997, not actual expenses. For actual expenses incurred during the fiscal year ended December 31, 1996, see "FINANCIAL HIGHLIGHTS."

(b) Management fees consist of the management fee paid to Bennington and the Money Manager fee paid to each Portfolio's Money Manager. See "GENERAL MANAGEMENT OF THE PORTFOLIOS--Fund Manager Services and Fees" and "THE MONEY MANAGERS--Money Manager Fees."

(c) The Fund's 12b-1 Plan provides for certain payments to be made to Qualified Recipients that have rendered assistance in shareholder servicing or in the distribution and/or retention of a Portfolio's shares and DO NOT involve payments out of the assets or income of the Portfolios. See "GENERAL MANAGEMENT OF THE PORTFOLIOS--Distribution Plan."

EXAMPLE: You would pay the following expenses on a $1,000  investment,  assuming
     (1) a 5% annual return and (2) redemption at the end of each time period:

                                   PORTFOLIOS

                                            SHORT-                    U.S.
                            INTERMEDIATE    INTERMEDIATE  MORTGAGE    GOVERNMENT
                            FIXED-INCOME    FIXED-INCOME  SECURITIES  MONEY
                            ------------    ------------  ----------  -----

One Year                      $9              $8            $9         $5
Three Years                  $27             $25           $28        $17
Five Years                   $48             $43           $48        $30
Ten Years                   $106             $97          $107        $66

     The example assumes Money Manager and other fees are paid at the rates provided in the Annual Portfolio Operating Expenses table above. For a discussion of certain management and Money Manager fees, see footnote (b) to the Annual Portfolio Operating Expenses table.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly. For a more complete description of the various costs and expenses, see "EXPENSES OF THE PORTFOLIOS" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)


     The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1996, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated April 30, 1997.


                       Intermediate Fixed-Income Portfolio

                                                                                                             Period from
                                                Year ended      Year ended     Year ended     Year ended     6/16/92
                                                12/31/96        12/31/95       12/31/94       12/31/93       to 12/31/92
                                                --------        --------       --------       --------       -----------


Net Asset Value at Beginning of Period                $12.29         $11.04         $12.34         $12.00         $12.00
                                                      ------         ------         ------         ------         ------


  Net Investment Income

   After Bennington expense subsidy(1)           0.67           0.71           0.65           0.56           0.36
   Before Bennington expense subsidy             0.67           0.71           0.64           0.52           0.30
  Realized and Unrealized Gain (Loss) on
   Investments                                  (0.39)          1.25          (1.28)          0.57           0.15
                                                -----           ----          -----           ----           ----


  Total from Investment Operations                      0.28           1.96          (0.63)          1.13           0.51
                                                        ----           ----          -----           ----           ----

  Dividends from Net Investment Income          (0.67)         (0.71)         (0.65)         (0.56)         (0.36)
  Capital Gains Distributions                    0.00           0.00          (0.02)         (0.23)         (0.15)
  Distributions in Excess of Capital Gains       0.00           0.00           0.00           0.00           0.00
                                                 ----           ----           ----           ----           ----

  Total Distributions                                  (0.67)         (0.71)         (0.67)         (0.79)         (0.51)
                                                       -----          -----          -----          -----          -----

  Net Asset Value at End of Period                    $11.90          $12.29         11.04          12.34          12.00
                                                      ======          ======         =====          =====          =====


  Total Return(2)                                2.56%         18.26%         (5.24%)         9.53%          4.26%
  Net Assets, End of Period (000 Omitted)      $52,248        $36,878        $31,405        $26,642        $10,901

  Ratio of Expenses to Average Net Assets

    After Bennington expense subsidy(1)         0.88%          0.96%          1.24%          1.06%          0.85%*
    Before Bennington expense subsidy           0.88%          0.96%          1.28%          1.35%          1.50%*

  Ratio of Net Investment Income to Average Net
  Assets

    After Bennington expense subsidy(1)         5.79%          6.07%          5.65%          4.62%          5.33%*
    Before Bennington expense subsidy           5.79%          6.07%          5.61%          4.33%          4.68%*
  Portfolio Turnover Rate(3)                   94.69%        187.62%        255.11%        265.06%        100.57%

----------


(1) Effective March 1, 1994, Bennington discontinued subsidizing operating expenses other than Bennington's and the Money Managers' fees ("Other
     Expenses") of the Intermediate Fixed-Income Portfolio.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "REDEMPTION OF
     PORTFOLIO  SHARES."
(3)  See  discussion  of  portfolio  turnover  rates in  "PORTFOLIO  TRANSACTION
     POLICIES."
*    Annualized.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)


         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1996, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated April 30, 1997.


                                               Short-Intermediate Fixed-Income Portfolio


                                                                                                               Period from
                                                  Year ended      Year ended     Year ended     Year ended     5/18/92
                                                  12/31/96        12/31/95       12/31/94       12/31/93       to 12/31/92
                                                  --------        --------       --------       --------       -----------


  Net Asset Value at Beginning of Period              $12.32          $11.62          $12.29          $12.16          $12.00
                                                      ------          ------          ------          ------          ------

  Net Investment Income

   After Bennington expense subsidy(1)            0.59           0.60           0.50           0.46           0.33
   Before Bennington expense subsidy              0.59           0.60           0.49           0.45           0.29
  Realized and Unrealized Gain (Loss) on
   Investments                                   (0.16)          0.70          (0.67)          0.22           0.16
                                                 -----           ----          -----           ----           ----



  Total from Investment Operations                     0.43           1.30          (0.17)          0.68           0.49
                                                       ----           ----          -----           ----           ----

  Dividends from Net Investment Income           (0.59)         (0.60)         (0.50)         (0.46)         (0.33)
  Capital Gains Distributions                     0.00           0.00           0.00          (0.07)          0.00
  Distributions in Excess of Capital Gains        0.00           0.00           0.00          (0.02)          0.00
                                                  ----           ----           ----          -----           ----

  Total Distributions                                 (0.59)         (0.60)         (0.50)         (0.55)         (0.33)
                                                      -----          -----          -----          -----          -----

  Net Asset Value at End of Period                   $12.16         $12.32         $11.62         $12.29         $12.16
                                                      =====          =====          =====          =====          =====


  Total Return(2)                                 3.63%         11.42%         (1.42%)         5.62%          4.12%
  Net Assets, End of Period (000 Omitted)       $36,701        $35,272        $32,233        $32,568        $13,365

  Ratio of Expenses to Average Net Assets

   After Bennington expense subsidy(1)            0.93%          0.94%          1.18%          1.05%          0.83%*
   Before Bennington expense subsidy              0.93%          0.94%          1.22%          1.12%          1.42%*

  Ratio of Net Investment Income to Average Net
  Assets

   After Bennington expense subsidy(1)            4.89%          4.99%          4.17%          3.78%          4.40%*
   Before Bennington expense subsidy              4.89%          4.99%          4.13%          3.71%          3.81%*
  Portfolio Turnover Rate(3)                     31.12%         41.93%         36.54%         88.28%        107.26%

----------

(1) Effective March 1, 1994, Bennington discontinued subsidizing Other Expenses of the Short-Intermediate Fixed-Income Portfolio.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "REDEMPTION OF
     PORTFOLIO  SHARES."
(3)  See  discussion  of  portfolio  turnover  rates in  "PORTFOLIO  TRANSACTION
     POLICIES."
*    Annualized.


                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)


         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1996, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated April 30, 1997.


                                                     Mortgage Securities Portfolio


                                                                                                          Period from
                                                 Year ended   Year ended    Year ended     Year ended     5/18/92
                                                 12/31/96     12/31/95      12/31/94       12/31/93       to 12/31/92
                                                 --------     --------      --------       --------       -----------



  Net Asset Value at Beginning of Period             $12.38         $11.36         $12.17         $12.02         $12.00
                                                      -----          -----          -----          -----          -----


  Net Investment Income

    After Bennington expense subsidy(1)           0.73        0.76           0.60           0.55           0.34
    Before Bennington expense subsidy             0.73        0.76           0.60           0.53           0.30
  Realized and Unrealized Gain on  Investments   (0.15)       1.02          (0.80)          0.31           0.13
                                                 -----        ----          -----           ----           ----

  Total from Investment Operations                      0.58           1.78          (0.20)          0.86           0.47
                                                        ----           ----          -----           ----           ----

  Dividends from Net Investment Income           (0.73)      (0.76)         (0.60)         (0.55)         (0.34)
  Capital Gains Distributions                     0.00        0.00          (0.01)         (0.16)         (0.03)
  Distributions in Excess of Capital Gains        0.00        0.00           0.00           0.00          (0.08)
                                                  ----        ----           ----           ----          -----

  Total Distributions                                  (0.73)         (0.76)         (0.61)         (0.71)         (0.45)
                                                       -----          -----          -----          -----          -----

  Net Asset Value at End of Period                   $12.23        $12.38        $11.36        $12.17        $12.02
                                                      =====         =====         =====         =====         =====


  Total Return(2)                                4.95%      16.03%         (1.65%)         7.26%          3.93%
  Net Assets, End of Period (000 Omitted)       $73,862    $49,830        $32,975        $29,731        $15,356

  Ratio of Expenses to Average Net Assets

    After Bennington expense subsidy(1)          0.95%       1.03%          1.31%          1.03%          0.84%*
    Before Bennington expense subsidy            0.95%       1.03%          1.35%          1.18%          1.40%*

  Ratio of Net Investment Income to Average Net
    Assets

    After Bennington expense subsidy(1)          6.08%       6.41%          5.18%          4.55%          4.68%*
    Before Bennington expense subsidy            6.08%       6.41%          5.14%          4.40%          4.12%*
  Portfolio Turnover Rate (3)                  356.23%     422.56%        603.51%        399.19%        114.04%*



----------
(1)  Effective March 1, 1994, Bennington discontinued subsidizing Other Expenses of the Mortgage Portfolio.
(2)  Total return is calculated assuming a purchase of shares at net asset value per share on the  first day and a sale at net asset  value per share on the last day of each period reported.  Distributions are assumed,  for purposes of this  calculation,  to be reinvested at the net asset value per share on the  respective  payment dates of each  Portfolio.  The Transfer Agent will charge a processing fee of $10.00 for redemptions made by check,  which are not reflected in the total return. See "REDEMPTION OF PORTFOLIO SHARES."
(3)  See  discussion  of  portfolio  turnover  rates in  "PORTFOLIO  TRANSACTION
     POLICIES"
*    Annualized.


                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)


         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1996, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated April 30, 1997.

                                                  U.S. Government Money Portfolio(1)


                                                                                                                Period from
                                                   Year ended      Year ended     Year ended     Year ended     4/9/92
                                                   12/31/96        12/31/95       12/31/94       12/31/93       to 12/31/92
                                                   --------        --------       --------       --------       -----------


  Net Asset Value at Beginning of Period               $1.00           $1.00         $1.00             $1.00          1.00
                                                       -----           -----         -----             -----          ----


  Net Investment Income

    After Bennington expense subsidy(2)          0.05             0.05           0.04             0.03           0.02
    Before Bennington expense subsidy            0.05             0.05           0.03             0.03           0.02
  Realized and Unrealized Gain on  Investments   0.00             0.00           0.00             0.00           0.00
                                                 ----             ----           ----             ----           ----

  Total from Investment Operations                     0.05             0.05           0.04             0.03           0.02
                                                       ----             ----           ----             ----           ----

  Dividends from Net Investment Income          (0.05)           (0.05)         (0.04)           (0.03)         (0.02)
  Capital Gains Distributions                    0.00             0.00           0.00             0.00           0.00
  Distributions in Excess of Capital Gains       0.00             0.00           0.00             0.00           0.00
                                                 ----             ----           ----             ----           ----

  Total Distributions                                 (0.05)           (0.05)         (0.04)           (0.03)         (0.02)
                                                      -----            -----          -----            -----          -----

  Net Asset Value at End of Period                    $1.00            $1.00          $1.00            $1.00          $1.00
                                                       ====             ====           ====             ====           ====


  Total Return(3)                                4.78%            5.33%          3.70%            2.81%          2.40%
  Net Assets, End of Period (000 Omitted)        $61,672         $41,882        $12,008          $26,693        $51,145

  Ratio of Expenses to Average Net Assets

    After Bennington expense subsidy(2)          0.59%           0.53%           0.45%           0.45%           0.32%*
    Before Bennington expense subsidy            0.59%           0.78%           1.27%           0.77%           0.39%*

  Ratio of Net Investment Income to Average Net
    Assets

    After Bennington expense subsidy(2)          4.73%           5.14%           3.51%           2.71%           3.25%*
    Before Bennington expense subsidy            4.73%           4.89%           2.69%           2.39%           3.18%*
  Portfolio Turnover Rate                         --              --              --              --              --


-------


 (1) State Street Bank and Trust Company ("State Street") was the Money Manager for the U.S. Government Money Portfolio from inception of the Portfolio through September 6, 1994, when the Money Manager Agreement with State
     Street was terminated. Bennington has invested the total assets of the U.S.
     Government Money Portfolio since September 7, 1994.

(2)  Effective  September 15, 1995,  Bennington  discontinued  subsidizing Other
     Expenses for the U.S. Government Money Portfolio.
(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "REDEMPTION OF
     PORTFOLIO SHARES."
*    Annualized.



                              PORTFOLIO MANAGEMENT

     Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios. Bennington is also responsible for allocating the assets within a Portfolio among any Money Managers selected. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance. Bennington may add or terminate a Money Manager at any time, subject to approval by the Board of Directors and prompt notification of the applicable Portfolio's shareholders. Bennington is responsible for the selection of individual portfolio securities for all of the assets of the U.S. Government Money Portfolio. A separate Money Manager currently manages the assets of each other Portfolio. See "MONEY MANAGER PROFILES" and "THE MONEY MANAGERS."

     Although Bennington's activities are subject to general oversight by the Board of Directors and the officers of the Fund, neither the Board nor the officers evaluate the investment merits of Bennington's or any Money Manager's individual security selections. The Board of Directors will review regularly the Portfolios' performance compared to the applicable indices and also will review the Portfolios' compliance with their investment objectives and policies. See "GENERAL MANAGEMENT OF THE PORTFOLIOS."

                          DESCRIPTION OF THE PORTFOLIOS

General

     The Fund is a Maryland corporation and was organized in June 1991 as a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. This Prospectus covers the four fixed-income Portfolios of the Fund. The Fund's other four portfolios, which are designed for investment in equity securities, are offered through a separate prospectus. Each Portfolio's assets are invested by
Bennington and/or a Money Manager that has been analyzed, evaluated and recommended by Bennington. Bennington also operates and administers the Fund and monitors the performance of the Money Managers. Each Portfolio's investment objective and investment restrictions are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Other policies reflect current practices of the Portfolios, and may be changed by the Portfolios without the approval of shareholders. This section of the Prospectus describes each Portfolio's investment objective, policies and restrictions. A more detailed discussion appears in the Statement of Additional Information and includes a list of the Portfolios' investment restrictions.

     Under normal circumstances, each Portfolio will invest at least 65% and generally more than 80% of its total assets in the types of securities identified in its statement of objective as principal investments. Bennington will attempt to have each Portfolio (other than the U.S. Government Money Portfolio) managed so that the Portfolio's investment performance equals or exceeds the total return performance of a relevant index. See Appendix A for a description of the current indices. Each Portfolio (other than the U.S. Government Money Portfolio) may have up to 20% of its total assets invested in money market instruments to provide liquidity. If, in the opinion of Bennington or a Money Manager, market or economic conditions warrant, the Portfolio may adopt a temporary defensive strategy. In that event, the Portfolio may hold assets as cash reserves without limit. See "Investment Policies--Liquidity Reserves." Also, under these economic or market conditions, the Intermediate Fixed-Income Portfolio and Short-Intermediate Fixed-Income Portfolio may deviate from their designated average dollar weighted duration ranges. "Investment Objectives and Investment Policies --Intermediate Fixed-Income Portfolio," and "--Short-Intermediate Fixed-Income Portfolio." There can be no assurance that the investment objective for any Portfolio will be realized.

     No Portfolio will invest in fixed-income securities, including convertible securities, rated less than A by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by Bennington or a Money Manager to be of a lesser credit quality than those designations. The Portfolios will sell securities which they have purchased in a prudent and orderly fashion when ratings drop below these minimum ratings. See Appendix A in the Statement of Additional Information for a description of securities ratings.

Risk Factors and Special Considerations

     The Fund is designed to provide diverse opportunities in equity and debt securities. No assurance can be given that the Portfolios will achieve their investment objectives.

     Investing in a mutual fund that purchases securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. See "Investment Policies--Risks of Investing in Foreign Securities." Certain Portfolios also may be subject to certain risks in using investment techniques and strategies such as entering into repurchase agreements and trading futures contracts and options on futures contracts. See "DESCRIPTION OF THE PORTFOLIOS--Investment Policies". The use of options and futures by a Portfolio entails certain risks, including the risk that to the extent the Money Manager's views as to certain market movements are incorrect, the use of such instruments could result in losses greater than if they had not been used. Such instruments may also force sales or purchases of Portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. Also, when used for hedging existing positions, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. In addition, the Bond Portfolios will invest in U.S. Government stripped mortgage-related securities which, due to changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that pay interest currently. See "DESCRIPTION OF THE PORTFOLIOS--Investment Policies" and "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

     The use of multiple Money Managers in any given Portfolio or the replacement of a Portfolio's Money Managers may increase a Portfolio's portfolio turnover rate, realization of gains or losses, and brokerage commissions. High portfolio turnover may involve correspondingly greater brokerage commissions and transaction costs, which will be borne by the Portfolios and may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "PORTFOLIO TRANSACTION POLICIES" and "TAXES."

                      GENERAL MANAGEMENT OF THE PORTFOLIOS

     With respect to the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Portfolios, Bennington or a Money Manager may adopt a temporary defensive strategy under abnormal market or economic conditions. During these times, one or more Portfolios may make investments which result in the Portfolios' average dollar weighted duration rising above their designated ranges. Such a strategy differs from other defensive strategies in that it involves greater rather than less risk to the Portfolios. See "Investment Objectives and Investment Policies --Intermediate Fixed-Income Portfolio," and "--Short-Intermediate Fixed-Income Portfolio."

Investment Objectives and Investment Policies

     The investment objective of each Portfolio is fundamental and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Statement of Additional Information. The other investment policies and practices of each Portfolio, unless otherwise noted, are not fundamental and may therefore be changed by a vote of the Board of Directors without shareholder approval. For a more detailed discussion regarding the benchmark indices, see Appendix A.

     The INTERMEDIATE FIXED-INCOME PORTFOLIO seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years and a dollar weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers
Government/Corporate Index or another relevant index approved by the Board of Directors.

     Under normal market conditions, the Portfolio seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in fixed-income securities and will have a dollar weighted average duration of between three and ten years. The Portfolio invests principally in bonds, debentures and other fixed-income securities with durations of between three and ten years, including: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage- and other asset-backed securities including stripped mortgage-backed securities; variable and floating rate debt securities; U.S. dollar-denominated obligations of foreign governments and foreign governmental agencies; and convertible securities. See "Investment Policies--Risks of Investing in Foreign Securities."

     Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. Bennington and/or the Money Manager will attempt to equal or exceed the total return performance of the Lehman Brothers Government/Corporate Index (the "LBGC Index"). In approving the LBGC Index, the Board of Directors took into consideration the substantial similarity between the securities expected to be held by the Portfolio and the LBGC Index securities with respect to the following factors, among others: the duration, credit ratings and volatility risk. The Portfolio may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

     The SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years and a dollar weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers 1-5 Year Government/Corporate Index or another relevant index approved by the Board of Directors.

     Under normal market conditions, the Portfolio seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in fixed-income securities and will have a dollar weighted average duration of not less than two years nor more than five years.

     The Portfolio invests principally in fixed-income securities of the type permitted for investment by the Intermediate Fixed-Income Portfolio but with a shorter dollar weighted average portfolio duration. Bennington and/or the Money Manager will attempt to equal or exceed the total return performance of the Lehman Brothers Government/Corporate 1-5 Year Index (the "LBGC5 Index"). In approving the LBGC5 Index, the Board of Directors took into consideration the substantial similarities between the securities expected to be held by the Portfolio and the LBGC5 Index securities, among others: the duration, credit ratings and volatility risk. The Portfolio may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

     The MORTGAGE SECURITIES PORTFOLIO seeks generation of current income by investing primarily in mortgage-related securities with an aggregate dollar weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index") or another relevant index approved by the Board of Directors.

     The market value of these securities can and will fluctuate as interest rates and market conditions change. Fixed-rate mortgages decline in value during periods of rising interest rates. Adjustable rate mortgage securities allow the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. See "Investment Policies--Mortgage-Related Securities." Under normal market conditions, the Portfolio seeks to achieve this objective by investing at least 65% and generally more than 80% of its total assets in mortgage related securities, and the Portfolio's principal investments will be mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Up to 50% of the Portfolio's net assets may be invested in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") or asset-backed securities. See "Investment Policies--Asset-Backed Securities" and "--Risks of Investing in Asset-Backed and Mortgage-Related Securities" in this Prospectus and "Investment Restrictions, Policies and Risk Considerations--Investment Policies--Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")" in the
Statement of Additional Information. Bennington and/or the Money Manager will attempt to equal or exceed the total return performance of the LBM Index. In approving the LBM Index, the Board of Directors took into consideration factors such as the substantial similarity between the securities expected to be held by the Portfolio and those in the LBM Index and that the index would have a risk level appropriate to the objective of this Portfolio. The Portfolio also may utilize options on U.S. Government securities, interest rate futures and options thereon for hedging purposes and to attempt to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

     The U.S. GOVERNMENT MONEY PORTFOLIO seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. See "Investment Policies--U.S. Government Securities."

     The dollar weighted average portfolio maturity of the Portfolio will not exceed 90 days. Under normal market conditions, the Portfolio seeks to achieve this objective by investing at least 65% and generally more than 80% of a Portfolio's total assets in fixed-income securities. The Portfolio limits its Portfolio investments to those which mature in 13 months or less from the date of purchase, present minimal credit risks and are of "eligible quality" as determined by the Portfolio's manager under the supervision of the Board of Directors. See "Investment Policies--Money Market Instruments." The Portfolio may enter into repurchase agreements collateralized by U.S. Government securities. See "Investment Policies--Repurchase Agreements." While the U.S. Government Money Portfolio intends to maintain its net asset value at $1.00 per share, an investment in this Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "VALUATION OF PORTFOLIO SHARES."

Investment Policies

     Duration. Duration is used by Bennington and/or the Money Manager of the Bond Portfolios in security selection. Duration, which is one of the fundamental tools used by Money Managers in security selection, is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or security's price would be expected to change by approximately one percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security.

     With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration. Under normal market conditions (in the opinion of Bennington or the Money Manager of the applicable Portfolio), the average dollar-weighted maturity of the Intermediate Fixed-Income Portfolio will be between three and 10 years and the average dollar-weighted maturity of the Short-Intermediate Fixed-Income Portfolio will be between two and five years.

     A Portfolio's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a Portfolio's net asset value is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration). Since the Portfolios' objective is to provide high current income, the Portfolios will invest in obligations with an emphasis on income rather than stability of the Portfolios' net asset value.

     If, in the opinion of Bennington and/or the Money Manager, market or economic conditions warrant, these Portfolios may adopt a temporary defensive strategy. During these times, the average dollar weighted duration of the Intermediate Fixed-Income Portfolio may fall below three years, or rise to as high as fifteen years and the Short-Intermediate Fixed-Income Portfolio may fall below one year, or rise to as high as fifteen years. In such event, the Portfolios will be subject to greater or less risk depending on whether average dollar weighted duration is increased or decreased. At any time that these Portfolios' average dollar weighted duration is increased, the Portfolios are subject to greater risk, since at higher durations a Portfolio's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when the Portfolio's average dollar weighted duration is decreased, the Portfolio is subject to less risk, since at lower durations a Portfolio's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Bennington and/or the Money Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Portfolios to their designated average dollar weighted duration. Such reallocations are not expected to be sudden, but will be made gradually over time.

     Liquidity Reserves. Each Portfolio (other than the U.S. Government Money Portfolio) is authorized to invest its cash reserves (funds awaiting investment in the specific types of securities to be acquired by a Portfolio or cash to provide for payment of the Portfolio's expenses or to permit the Portfolio to meet redemption requests) in money market instruments and in debt securities which are at least comparable in quality to the Portfolio's permitted investments. Under normal circumstances, no more than 20% of a Portfolio's net assets will be comprised of these instruments. The Portfolios (other than the U.
S. Government Money Portfolio) also may enter into financial futures contracts in accordance with their investment objectives to minimize the impact of cash balances. "GENERAL MANAGEMENT OF THE PORTFOLIOS" and "Investment Policies--Liquidity Reserves" in the Statement of Additional Information.

     Money Market Instruments. Each Portfolio (other than the U. S. Government Money Portfolio) may invest up to 20% of its net assets in:

          (i) Obligations (including certificates of deposit and bankers' acceptances) of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Portfolio of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Portfolios may invest in Eurodollar instruments of foreign and domestic banks; and

          (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Portfolio's Money Manager under the supervision of Bennington and the Board of Directors.

     "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Portfolio's Money Manager or Bennington under the general supervision of the Board of Directors. The purchase by the Portfolio of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

     In selecting commercial paper and other corporate obligations for investment by a Portfolio, the Money Manager also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Bennington monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Portfolio. If commercial paper or another corporate obligation held by a Portfolio is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Bennington and the Board of Directors will promptly reassess whether that security presents minimal credit risks and whether the Portfolio should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Portfolio will dispose of the security as soon as reasonably practicable unless Bennington and the Board of Directors determine that to do so is not in the best interests of the Portfolio and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

     U.S. Government Securities.  Each Portfolio (including, in particular,  the
U. S. Government Money Portfolio) may invest in United States Treasury securities, including bills, notes, bonds and other debt securities issued by the United States Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and their issue dates.

     The Portfolios may invest in securities issued by agencies or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include obligations issued by (i) the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service (each of these issuers has the right to borrow from the United States Treasury to meet its obligations) and (ii) the Federal Farm Credit Bank and the Federal Home Loan Bank (each of these issuers may rely only on the individual credit of the issuing agency to satisfy its obligations). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, since it is not obligated to do so by law.

     Obligations issued or guaranteed as to principal and interest by the U. S. Government may be acquired by a Portfolio in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. These custodial receipts are commonly referred to as U.S. Treasury STRIPS.

     The U. S. Government Money Portfolio utilizes the amortized cost method of valuation in accordance with regulations issued by the SEC. See "VALUATION OF PORTFOLIO SHARES--Valuation of Portfolio Securities." Accordingly, the U. S. Government Money Portfolio will limit its Portfolio investments to those instruments with a maturity of 397 days or less, and which are issued by the U.S. Government, its agencies and instrumentalities.

     Types of Corporate Obligations. Debt obligations of corporations in which the Portfolios may invest include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

     Repurchase Agreements. Each Portfolio may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Portfolio's cost plus interest within a specified time (ordinarily a week or less). If the party agreeing to repurchase should default and if the value of the securities held by the Portfolio should fall below the repurchase price, the Portfolio could incur a loss. Subject to the limitation on investing no more than 15% of a Portfolio's net assets in illiquid securities, no Portfolio will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days; provided, however, the U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days). See "Investment Policies--Illiquid Securities."

     Repurchase agreements will at all times be fully collateralized by U.S. Government obligations or other collateral in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. Such collateral will be held by the Fund's Custodian, either physically or in a book-entry account.

     Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

     A Portfolio will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Board of Directors. Bennington or the Money Managers monitor the creditworthiness of such parties under the general supervision of the Board of Directors. See "Investment Policies--Repurchase Agreements" in the Statement of Additional Information.

     Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio's entry into reverse repurchase agreements and dollar rolls (except the U.S. Government Money Portfolio), together with its other borrowings, is limited to 5% of its net assets. See "Investment Policies--Reverse Repurchase Agreements and Dollar Rolls" in the Statement of Additional Information.

     Rights and  Warrants.  Each  Portfolio  (except the U.S.  Government  Money
Portfolio) may acquire up to 5% of its net assets in rights and warrants in securities of issuers that meet the Portfolio's investment objective and policies. See "Investment Restrictions" and "Investment Policies--Rights and Warrants" in the Statement of Additional Information.

     Privately-Issued STRIP Securities. The Portfolios may invest up to 5% of their net assets in privately-issued STRIP securities. See "Investment Policies--Privately-Issued STRIP Securities" in the Statement of Additional Information.

     Mortgage-Related Securities. The Bond Portfolios may invest in mortgage-related securities. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities."

     Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and FHLMC. GNMA creates mortgage-related securities from pools of Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers.

     The mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Portfolio). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

     The Bond Portfolios may invest in pass-through mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

     In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, the Bond Portfolios also may invest in pass-through mortgage-related securities where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. Stripped mortgage-related securities have greater market volatility than other types of mortgage-related securities in which the Bond Portfolios may invest. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Bond Portfolios will treat IOs and POs as illiquid securities except for (i) IOs and POs issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Bennington and the Money Managers for these Portfolios subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. See "Investment Policies--Illiquid Securities."

     Asset-Backed Securities. Each Portfolio (other than the U. S. Government Money Portfolio) may invest in asset-backed securities offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers. The Bond Portfolios may invest in these and other types of asset-backed securities which may be developed in the future.

     Risks of Investing in Asset-Backed and Mortgage-Related Securities. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

     Municipal Securities. The Portfolios may invest up to 5% of their net assets in fixed-income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States. See "Investment Policies--Municipal Securities" in the Statement of Additional Information.

     Lending of Portfolio Securities. Each Portfolio may lend portfolio securities with a value of up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will receive cash, U.S. Government or U.S. Government agency securities as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Portfolio will be invested in short-term debt securities. A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of right in the collateral should the borrower of the securities fail financially. See "Investment Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

     Illiquid Securities. No Portfolio may invest more than 15% of its net assets in illiquid securities; provided, however, the U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities. Securities which are illiquid include repurchase agreements of more than seven days duration, securities which lack a readily available market or have legal or contractual restrictions on resale, certain IO/PO strips and over-the-counter ("OTC") options. Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market are not deemed illiquid for purposes of this limitation, pursuant to liquidity procedures that have been adopted by the Board of Directors. Investing in Rule 144A securities could result in increasing the level of a Portfolio's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Money Manager will monitor the liquidity of such restricted securities under the supervision of Bennington and the Board of Directors. See "Investment Policies--Illiquid Securities" in the Statement of Additional Information.

     Options. Each Portfolio (other than the U.S. Government Money Portfolio) may purchase put and call options and may write (sell) "covered" put and "covered" call options. The Bond Portfolios may purchase and write options on U.S. Government securities. The Bond Portfolios may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase. All options on U.S. Government securities purchased or sold by the Bond Portfolios will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

     OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolios. If the counterparty fails to take delivery of the securities underlying an option it has written, the Portfolios would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Portfolios must rely on the credit quality of the counterparty. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash.

     A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A written call option is "covered" if the Portfolio owns the optioned securities or the Portfolio maintains in a segregated account with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least sufficient to meet its obligations under the call option, or if the Portfolio owns an offsetting call option. When a Portfolio writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any gain from an increase in the market price of the underlying security over the exercise price.

     The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option, receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A written put option is "covered" if a Portfolio deposits with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercise price of the put option.

     The Portfolios will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Portfolio exceed 25% of its net assets other than OTC options and the assets used as cover for written OTC options. The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." The U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities. Furthermore, a Portfolio will not purchase or write put or call options on securities or financial futures if the aggregate premiums paid on all such options exceed 20% of the Portfolio's total net assets, subject to the foregoing limitations.

     When a Portfolio writes either a put or call option, the Portfolio is required to deposit an initial margin with the Fund's Custodian for the benefit of the options broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its option commitment. When the Portfolio writes options and an adverse price movement occurs, the Portfolio may be called upon to deposit an additional or variation margin. Both the initial and additional or variation margin must be made in cash or U.S. Government securities. The required margin amount is subject to change by the appropriate exchange or regulatory authority.

     Futures Contracts. Each Portfolio (other than the U. S. Government Money Portfolio) is permitted to enter into financial futures contracts and related options ("futures contracts") in accordance with its investment objective. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

     A "financial futures contract" is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes and bills, commercial paper, bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract which cancels the original contract to make or take delivery.

     The Portfolios may purchase and write options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures contracts are similar to options on the security upon which the futures contracts are written except that options on financial futures contracts give the purchaser the right to assume a position at a specified price in a financial futures contract at any time during the life of the option.

     Upon entering into a futures contract, a Portfolio is required to deposit in a segregated account with the Fund's Custodian in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. government securities or other liquid assets having an aggregate value, measured on a daily basis, at least equal to the amount of the covered obligations. The initial margin serves as a "good faith" deposit that the
Portfolio will honor its futures commitment. The initial margin amount is subject to change by the appropriate exchange or regulatory authority. The Portfolio will also be required to settle any gains or losses on a daily basis in cash (variation margin). If the Portfolio is unable to meet an additional margin requirement, the Portfolio may be forced to close out its position at a price that may be detrimental to the Portfolio. When trading futures contracts, a Portfolio will not commit more than 5% of the market value of its total assets as initial margins. See "Investment Policies--Futures Contracts" in the Statement of Additional Information.

     Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and
(7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Taxes" in the Statement of Additional Information.

     Risks of Investing in Foreign Securities. The Bond Portfolios may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

     In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

Investment Restrictions

     Each Portfolio is subject to investment restrictions which, as described in more detail in the Statement of Additional Information, have been adopted by the Fund on behalf of the Portfolios as fundamental policies that cannot be changed with respect to a Portfolio without the approval of the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act. Among other restrictions, the Portfolios will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (i) with respect to 75% of a Portfolio's total assets, more than 5% of a Portfolio's total assets would then be invested in securities of a single issuer, or (ii) 25% or more of a Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry. See "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

                      GENERAL MANAGEMENT OF THE PORTFOLIOS

     The Board of Directors is responsible for overseeing generally the operation of the Fund, including reviewing and approving the Fund's service contracts with Bennington and the Money Managers. The Fund's officers, all of whom are employed by Bennington, are responsible for the day-to-day management and administration of the Fund's operations. The Money Managers are responsible for the selection of individual portfolio securities for the assets assigned to them by Bennington.

     Bennington, 1420 Fifth Avenue, Seattle, Washington 98101, was organized as a Washington general partnership on April 25, 1991 and restructured into a Washington limited partnership on August 17, 1993. Bennington and its partners were formed for the purpose of providing investment advisory services to the Fund and acting as the Fund's manager. Bennington's general partners are Northwest Advisors, Inc., Bennington Management Associates, Inc. and Bennington Capital Management Investment Corp., all of which are Washington corporations. The sole limited partner is Zions Investment Management, Inc., a wholly-owned subsidiary of Zions First National Bank, N.A. Bennington Management Associates, Inc., which is controlled by J. Anthony Whatley, III, is the managing general partner of Bennington. Mr. Whatley, the Executive Director of Bennington Capital Management and the Chairman of the Board and Principal Executive Officer of the Fund, has had over 20 years of experience in the securities industry. Ravindra
A. Deo, Vice President and Chief Investment Officer of Bennington, is primarily responsible for the day-to-day management of the Portfolios through interaction with each Portfolio's Money Manager and Mr. Deo is responsible for managing the liquidity reserves of each Portfolio. Mr. Deo has served Bennington in such capacity since January 1992. Prior thereto, he was Senior Vice President at Leland O'Brien Rubenstein Associates Incorporated, an investment manager, where he was employed from 1986 to 1991. See "Statement of Additional Information - Management of the Fund."

     Fund Manager Services and Fees. Pursuant to the Management Agreement with the Fund, Bennington provides the following services: (i) provides or oversees the provision of all general management, investment advisory and portfolio management services for the Fund, including the transfer agent, custodian, portfolio accounting and shareholder recordkeeping services for the Fund; (ii) provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business; (iii) develops the investment programs, selects Money Managers, allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and (iv) invests the Portfolios' liquidity reserves and all or any portion of the Portfolios' other assets. For providing these services, Bennington is paid by each Portfolio a fee equal on an annual basis to the following percentage of the Portfolio's average daily net assets:


                                            Management Fee
                                          (as a percentage of
               Portfolio                average daily net assets)
               ---------                -------------------------

       Intermediate Fixed-Income              0.36%
       Short-Intermediate Fixed-Income        0.36%
       Mortgage Securities                    0.36%
       U.S. Government Money                  0.25%

     Pursuant to the Transfer Agent Agreement effective December 1, 1995, between Bennington and the Fund, Bennington provides transfer agent, registrar and dividend disbursing agent services as well as certain other administrative, compliance and recordkeeping services to the Fund. For providing these services, Bennington receives (i) a fee equal to 0.12% of the average daily net assets of each Portfolio of the Fund, subject to a minimum annual fee of $40,000 per Portfolio and (ii) a transaction fee of $.50 per transaction.

     Bennington may, out of its own resources, provide marketing and promotional support on behalf of the Portfolios.

     Custodian and Fund Accounting Services and Fees. The Fund, Bennington and Fifth Third entered into a Fund Accounting and Other Services Agreement on October 4, 1996, for the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio and U.S. Government Money Portfolio effective October 7, 1996, and for the Mortgage Securities Portfolio effective November 18, 1996, under which Fifth Third provides certain Portfolio accounting and other services, including maintenance of the books and records of the Portfolios required under the Investment Company Act. As compensation for these services, the Fund pays Fifth Third an annual fund accounting and service fee (the "Fee"), to be calculated daily and paid monthly. The annual Fee for each Portfolio shall be the greater of a monthly minimum or an asset based fee, as follows:

                       Monthly       First           Next       Assets  over
Portfolio              Minimum OR $100,000,000    $150,000,000  $250,000,000
---------              -----------------------    ------------  ------------

Intermediate
Fixed-Income             $2,000       .03%         .02%              .01%
Short-Intermediate
Fixed Income             $2,000       .03%         .02%              .01%
Mortgage
Securities               $2,000       .03%         .02%              .01%
U.S. Government
Money                    $1,500       .03%         .02%              .01%

     The Fund pays an additional annual Fee of $2,000 per Portfolio for other administrative services rendered, to be charged monthly. Should the Fund add additional share classes, there will be an annual charge of $7,000 per additional class per Portfolio, also to be charged monthly. Finally, the Fund reimburses Fifth Third for its out-of-pocket expenses incurred in performing its services under this Agreement, including, but not limited to: postage and mailing, telephone, facsimile, overnight courier services and outside independent pricing service charges, and record retention/storage. The total costs for these administrative fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.

     The Fund and Fifth Third entered into a Custodian Agreement effective October 4, 1996, pursuant to which Fifth Third acts as Custodian of the assets of the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio and U.S. Government Money Portfolio effective October 7, 1996, and of the Mortgage Securities Portfolio effective November 18, 1996. Fifth Third holds all portfolio securities and cash assets of the Portfolios and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third may employ sub-custodians outside the United States which have been approved by the Fund's Board of Directors. As compensation for its services rendered, the Fund pays Fifth Third an annual domestic custody fee of .0025% of the average gross assets and an annual global custody fee of .08% of the average gross assets, exclusive of transaction charges. The total costs for the custodial fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.

     Distribution. Investment advisers, banks, insurance companies and other entities that sell shares of the Fund may enter into a license agreement with Bennington which permits them to use Bennington's proprietary asset allocation software program, Alloset(R), pursuant to which such entities may recommend an allocation of their clients' assets over a broad range of asset classes which may include the various portfolios of the Fund. The Alloset(R) Model was developed by Bennington. Investment advisers, banks, insurance companies and other licensed entities may charge a fee, not for providing access to the Fund, but for providing to their clients services such as Alloset(R), performance reporting, fund selection and account monitoring. The Fund does not receive any portion of such fees and has no control over whether and in what amount such fees are charged. Investors also may purchase shares of the Fund directly if they do not wish to use any of the above services, in which case no service fees or additional fees, beyond those borne by the shareholders of the Fund generally, would be incurred.

     The Fund bears no cost associated with the use of Alloset(R). Using Alloset(R), assets may be allocated among the Fund's portfolios in a manner intended to achieve the investment objectives and desired investment returns of such entities' clients based upon the individual client's situation and tolerance for risk and desire for return on investment. There can be no assurance that the allocation recommended by the entities that use Alloset(R) will meet any of the clients' investment objectives. The Money Managers engaged by the Fund do not use Alloset(R) in investing any of the Portfolios' assets under management.

     Distribution Plan. The Fund has adopted a defensive Distribution Plan (the "Distribution Plan") under Rule 12b-1 ("Rule 12b-1") under the Investment Company Act that is (i) designed to protect against any claim that some of the expenses a Portfolio pays or may pay come within the purview of Rule 12b-1 and
(ii) authorizes Bennington to make certain payments to Qualified Recipients (as defined in the Distribution Plan), which payments shall not be the subject of reimbursement by the Fund to Bennington, that have rendered assistance in shareholder servicing or in the distribution and/or retention of a Portfolio's shares. Payments may not exceed, for any fiscal year of the Fund, the following amounts:

                                                     Maximum Permitted Payments
                                                         As A Percentage Of
             Portfolio                               Average Daily Net Assets
             ---------                               ------------------------

             Intermediate Fixed-Income                         0.36%
             Short-Intermediate Fixed-Income                   0.36%
             Mortgage Securities                               0.36%
             U.S. Government Money                             0.25%

No payments are made by the Portfolios under the Distribution Plan. The Distribution Plan provides that the Board of Directors may remove any person from the list of Qualified Recipients. See "Investment Advisory and Other Services--Service Providers--Plan of Distribution" in the Statement of Additional Information.

                               THE MONEY MANAGERS

     Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios of the Fund. Bennington is also responsible for allocating the assets within a Portfolio among any Money Managers selected. Such allocation is reflected in the Money Manager Agreement among the Fund, Bennington and any Money Manager, and can be changed at any time by Bennington. The Board of Directors reviews and approves selections of Money Managers and allocations of assets among any Money Managers. Money Managers may be added or terminated by Bennington subject to the approval of the Board of Directors of the Fund and appropriate notification to the shareholders of the Portfolio, as discussed below.

     Money Managers are selected based on such factors as their experience, the continuity of their portfolio management team, their security selection process, the consistency and rigor with which they apply that process and their demonstrated ability to add value to investment decisions. Short-term investment performance is not a controlling factor in selecting or terminating Money Managers. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance. Bennington is responsible for the selection of individual portfolio securities for all of the assets of the U.S. Government Money Portfolio. A separate Money Manager currently manages the assets of each other Portfolio. See "MONEY MANAGER PROFILES."

     The Fund was issued an exemptive order by the Securities and Exchange Commission on September 4, 1996 for an exemption (the "Exemption") from certain provisions of the Investment Company Act which would otherwise require Bennington to obtain formal shareholder approval prior to engaging and entering into money manager agreements with Money Managers. The relief is based on the conditions set forth in the Exemption that, among other things: (1) Bennington will select, monitor, evaluate and allocate assets to the Money Managers and oversee Money Managers compliance with the relevant Portfolio's investment objective, policies and restrictions; (2) before a Portfolio may rely on the Exemption, the Exemption must be approved by the shareholders of the Portfolios operating under the Exemption; (3) the Fund will provide to shareholders certain information about a new Money Manager and its money manager agreement within 60 days of the engagement of a new Money Manager; (4) the Fund will disclose in this Prospectus the existence, substance and effect of the Exemption; and (5) the Directors, including a majority of the "non-interested" Directors, must approve each money manager agreement in the manner required under the Investment Company Act. Any changes to the Management Agreement between the Fund and Bennington would still require shareholder approval. As required by the Exemption, the shareholders of each Portfolio determined, at a shareholders' meeting held on August 15, 1995, to permit the Fund to replace or add Money Managers and to enter into money manager agreements with Money Managers upon approval of the Board of Directors but without formal shareholder approval.

     Neither the Board of Directors nor the officers evaluate the investment merits of any Money Manager's individual security selections. However, the Board of Directors will review regularly each Portfolio's performance compared to the applicable indices and also will review each Portfolio's compliance with its investment objective and policies.

     Money Manager Fees. The fees paid to the Money Manager of a Portfolio are based on the assets of the Portfolio and on the number of complete calendar quarters of management by the Money Manager. During the first five calendar quarters, the Money Manager fee has two components, the basic fee (the "Basic Fee") and the portfolio management fee (the "Portfolio Management Fee").

     Commencing with the sixth calendar quarter of management by a Money Manager of an operating Portfolio, such Portfolio will pay its Money Manager based on the "Money Manager Fee Schedule For a Manager From the Sixth Calendar Quarter of Management Forward." The Money Manager Fee commencing with the sixth quarter consists of two components, the Basic Fee and the performance fee (the "Performance Fee"), which varies with a Portfolio's performance. Currently, the Money Managers for all Portfolios have completed the first five calendar quarters of management of their respective Accounts, as defined below, and the Performance Fee is in effect. If at any time a Money Manager should be replaced, the new Money Manager for the applicable Portfolio will receive the fee set forth in "Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management" (see "Money Managers Fees--Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management" in the Statement of Additional Information) during the first five calendar quarters of such new Money Manager's management of the relevant Portfolio.

                        MONEY MANAGER FEE SCHEDULE FOR A
                   MANAGER FROM THE SIXTH CALENDAR QUARTER OF
                               MANAGEMENT FORWARD

                                      Average Annualized
                                   Performance Differential      Annualized
                     Basic Fee     vs. The Applicable Index    Performance Fee
                     ---------     ------------------------    ---------------


 Bond Portfolios       0.07%      = or Greater than 2.00%          0.18%

                                  = or Greater than 0.50%
                                  and less than 2.00%              0.16%

                                  = or Greater than 0.25%
                                  and  less than 0.50%             0.12%

                                  = or Greater than -0.25%
                                  and  less than 0.25%             0.08%

                                  = or Greater than -0.50%
                                  and less than -0.25%             0.04%

                                  less than -0.50%                   0%

The Performance Fee component will be adjusted each quarter and paid quarterly based on the annualized investment performance of each Money Manager relative to the annualized investment performance of the "Benchmark Indices" set forth below. A description of each benchmark index is contained in Appendix A. A change in an index may be effected with the approval of only the Board of Directors and does not require the approval of shareholders. As long as the Bond Portfolios' performance either exceeds the index, or trails the index by no more than .50%, a Performance Fee will be paid to the Money Manager. A Money Manager's performance is measured on the portion of the assets of its respective Portfolio managed by it (the "Account"), which excludes assets held by Bennington for circumstances such as redemptions or other administrative purposes.

                                BENCHMARK INDICES

Portfolio                           Index
---------                           -----

Intermediate Fixed-Income           Lehman Brothers Government/Corporate Index
Short-Intermediate Fixed-Income     Lehman Brothers Government/Corporate 1-5
                                        Year Index
Mortgage Securities                 Lehman Brothers Mortgage-Backed Securities
                                        Index

     From the sixth to the 14th calendar quarter of investment operations, each Money Manager's performance differential versus the applicable index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of investment operations, the Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. A Money Manager's performance will be calculated by Bennington in the same manner in which the total return performance of the Portfolio's index is calculated, which is not the same method used for calculating the Portfolios' performance for advertising purposes as described under "Calculation of Portfolio Performance." See Appendix B to the Statement of Additional Information for a discussion of how performance fees are calculated.

     The "performance differential" is the percentage amount by which the Account's performance is greater or less than that of the relevant index. For example, if an index has an average annual performance of 10%, a Bond Portfolio Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual Performance Fee of 0.18% (i.e., the difference in performance between the Account and the index must be equal to or greater than 2% for the Money Manager to receive the maximum performance fee.) Because the maximum Performance Fee for the Portfolios applies whenever a Money Manager's performance exceeds the index by 2.00%, the Money Managers for the Portfolios could receive a maximum Performance Fee even if the performance of the Account is negative. A more detailed description of the operation of each Performance Fee is contained in Appendix B to the Statement of Additional Information.

     The Money Managers have agreed to the foregoing fees, which are generally lower than they charge to institutional accounts for which they serve as investment adviser and perform all administrative functions associated with serving in that capacity. These lower fees are in recognition of the reduced administrative and client service responsibilities the Money Managers have undertaken with respect to the Portfolios.

     The following table lists the fees earned by the Money Managers of the Portfolios for the current period:

                                   MONEY MANAGER FEES EARNED FOR CURRENT PERIOD


                     Number Of                            Performance
                     Quarters                      Basic     Fee
                     Managed                       Fee       (6th
                     By Money                     (All      Quarter    Total
       Portfolio     Manager       Period         Quarters) Forward)    Fee
       ---------     -------       ------         ------------------    ---

Intermediate          16        2nd Quarter 1996   0.07%     0.08%     0.15%
Fixed-Income          17        3rd Quarter 1996   0.07%     0.08%     0.15%
                      18        4th Quarter 1996   0.07%     0.08%     0.15%
                      19        1st Quarter 1997   0.07%     0.08%     0.15%
                      20        2nd Quarter 1997   0.07%     0.08%     0.15%

Short-Intermediate    16        2nd Quarter 1996   0.07%     0.08%     0.15%
Fixed-Income          17        3rd Quarter 1996   0.07%     0.08%     0.15%
                      18        4th Quarter 1996   0.07%     0.08%     0.15%
                      19        1st Quarter 1997   0.07%     0.08%     0.15%
                      20        2nd Quarter 1997   0.07%     0.08%     0.15%

Mortgage              16        2nd Quarter 1996   0.07%     0.16%     0.23%
Securities            17        3rd Quarter 1996   0.07%     0.16%     0.23%
                      18        4th Quarter 1996   0.07%     0.16%     0.23%
                      19        1st Quarter 1997   0.07%     0.16%     0.23%
                      20        2nd Quarter 1997   0.07%     0.16%     0.23%

                           EXPENSES OF THE PORTFOLIOS

     The Portfolios will pay all of their expenses except for those expressly assumed by Bennington. See FINANCIAL HIGHLIGHTS for expense information related to the Fund's most recently completed fiscal year. The Board of Directors has determined that it is appropriate to allocate certain expenses attributable to more than one Portfolio among the Portfolios affected based on their relative net assets. See "GENERAL MANAGEMENT OF THE PORTFOLIOS."


                         PORTFOLIO TRANSACTION POLICIES

     Decisions to buy and sell securities are made by the Money Managers for the assets assigned to them, and by Bennington for assets not assigned to a Money Manager. Currently, Bennington invests all of the assets of the U.S. Government Money Portfolio, invests each Portfolio's liquidity reserves, and all or any portion of the Portfolios' other assets not assigned to a Money Manager. Each Portfolio, other than the U.S. Government Money Portfolio, currently has one Money Manager investing all or part of its assets.

     Each Money Manager makes decisions to buy or sell securities independently from other Money Managers. Thus, if there is more than one Money Manager for a Portfolio, one Money Manager could be selling a security when another Money Manager for the same Portfolio is purchasing the same security. In addition, when a Money Manager's services are terminated and another retained, the new Money Manager may significantly restructure the Portfolio. These practices may increase the Portfolios' portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Portfolios may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. Historical portfolio turnover rates for each Portfolio is listed under "Financial Highlights." These rates should not be considered as limiting factors. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Portfolios and their shareholders. See "Investment Advisory and Other Services--Portfolio Transaction Policies" in the Statement of
Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "TAXES."

     Each Portfolio may effect portfolio transactions with or through affiliates of Bennington or any Money Manager or its affiliates, when Bennington or the Money Manager, as appropriate, determines that the Portfolio will receive the best net price and execution. This standard would allow affiliates of Bennington and the Money Managers to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

                           DIVIDENDS AND DISTRIBUTIONS

     Income Dividends. The Board of Directors presently intends to declare dividends from net investment income for payment on the following schedule:

  Portfolio                          Declared            Payable
  ---------                          --------            -------

  U. S. Government Money             Daily               1st business day of
                                                         following month

  Intermediate Fixed-Income          Monthly, on last    1st business day of
  Short-Intermediate Fixed-Income    business day of     following month
  Mortgage Securities                month


     The U. S. Government Money Portfolio determines net investment income immediately prior to the daily determination of the Portfolio's net asset value (currently close of New York Stock Exchange, normally 4:00 p.m. Eastern time). Net investment income will be credited daily to the accounts of shareholders of record prior to the net asset value calculation and paid monthly. Shareholders of the U.S. Government Money Portfolio who place orders and wire investment monies prior to 9:00 a.m. Pacific time are deemed "shareholders of record" for that day's dividend payment. Each other Portfolio determines net investment income immediately prior to the determination of the Portfolio's net asset value on the dividend declaration day. The income will be credited to the shareholders of record prior to the net asset value calculation and paid on the next business day.

     Capital Gains Distribution. The Board of Directors intends to declare distributions from net capital gains annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a Portfolio may declare special year-end dividend and capital gains distributions during October, November or December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on December 31 of the prior year.

     Automatic Reinvestment. All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the Portfolio paying the dividend or making the distribution unless a shareholder elects to have dividends or distributions paid in cash. Any election may be changed by electronic instruction if received by Bennington no later than the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the record date.

                                      TAXES

     Each Portfolio is treated as a separate taxable entity for federal income tax purposes and shareholders of each Portfolio will be entitled to the amount of net investment income and net realized capital gains (if any) earned by their Portfolio. The Board of Directors intends to distribute each year substantially all of each Portfolio's net investment income and net realized capital gains (if any), thereby eliminating virtually all federal income taxes to each Portfolio (but not to its investors). The Portfolios may be subject to nominal, if any, state and local taxes.

     Dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholders, whether or not reinvested, and paid in cash or in additional shares. However, depending upon the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Intermediate Fixed-Income Portfolio, the Short-Intermediate Fixed-Income Portfolio, the U. S. Government Money Portfolio and the Mortgage Securities Portfolio attributable to direct obligations of the United States Treasury, U.S. governmental agencies or instrumentalities, states, counties and other local jurisdictions may be exempt from state and local taxes. Capital gain distributions declared by the Board of Directors and distributed to the shareholders are taxed as long-term capital gains regardless of the length of time a shareholder has held such shares. Dividends and distributions may otherwise also be subject to state or local taxes. Shareholders should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     The sale of shares of a Portfolio is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any gain or loss realized upon a sale, exchange or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will be treated generally as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

     However, all or a portion of this capital gain will be recharacterized as ordinary income if the shareholder enters into a "conversion transaction." A conversion transaction is a transaction, generally consisting of two or more positions taken with regard to the same or similar property, where substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction and certain other criteria are satisfied. A conversion transaction also includes a transaction that is marketed or sold as producing a capital gain if substantially all of a taxpayer's expected return from the transaction is "attributable to the time value of the taxpayer's net investment in such transaction." The Secretary of the Treasury also is authorized to promulgate regulations (which would apply only after they are issued) which specify other transactions to be included in the definition of a conversion transaction. Section 1258 of the Internal Revenue Code of 1986, as amended (the "Code") contains many ambiguities and its scope is unclear; it may be clarified or refined in future regulations or other official pronouncements. Until further guidance is issued, it is unclear whether a purchase and subsequent disposition of Portfolio shares would be treated as a conversion transaction under Section 1258. Shareholders should consult their own tax advisors concerning whether or not Section 1258 may apply to their transactions in Portfolio shares.

     Gains or losses on sales of securities by a Portfolio generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Portfolio acquires a put or writes a call thereon or the transaction is treated as a "conversion transaction." Other gains or losses on the sale of securities generally will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as "Section 1256 contracts" defined below). If an option written by a Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will generally realize a capital gain or loss. If securities are sold by the Portfolio pursuant to the exercise of a call option written by it, the Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Portfolios' transactions may be subject to wash sale and short sale provisions of the Code. In addition, debt securities acquired by the Portfolios may be subject to original issue discount and market discount rules.

     Under the Code, special rules apply to the treatment of certain options and future contracts (Section 1256 contracts). At the end of each year, such investments held by the Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

     Shareholders of the appropriate Portfolios will be notified after each calendar year of the amounts of ordinary income and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year; of the dividends which qualify for the 70% dividends-received deduction available to corporations; and the percentages of income attributable to U.S. Government securities in the case of the Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities and U. S. Government Money Portfolios.

     Under United States Treasury Regulations, a Portfolio currently is required to withhold and remit to the United States Treasury 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's taxpayer identification number on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) or required certification or which is subject to backup withholding.

     The tax discussion set forth above is included for general information only and is based upon the current law as of the date of this Prospectus.
Shareholders are urged to consult their tax advisers for further information regarding the federal, state and local tax consequences of an investment in the shares of the Fund. See "Taxes" in the Statement of Additional Information.

                      CALCULATION OF PORTFOLIO PERFORMANCE

     From time to time, the Portfolios (except for the U. S. Government Money Portfolio) may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period and accounts for all recurring fees. The Portfolios may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Portfolio performance may be compared to well-known indices of market performance. Portfolio performance may also be compared, on a relative basis, to other Portfolios of the Fund. This relative comparison, which may be based upon historical or expected Portfolio performance, may be presented numerically, graphically or in text. Portfolio performance may also be combined or blended with other Portfolios of the Fund, and that combined or blended performance may be compared to the same indices to which individual Portfolios are compared.

     The Bond Portfolios also may from time to time advertise their yields. The yields are based on historical earnings. Yield for the Bond Portfolios is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the period. This income is then annualized. That is, the amount of income generated by the investment during that calendar quarter is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Portfolio's portfolio.

     The U. S. Government Money Portfolio may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings. The "yield" of the U. S. Government Money Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base return. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by an investment in the U.S. Government Money Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

     It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The value of Fund shares when redeemed may be more or less than their original cost. The Statement of Additional Information describes the method used to determine a Portfolio's yield and total return. In reports or other communications to shareholders or in advertising material, a Portfolio may quote yield and total return figures that do not reflect recurring fees (provided that these figures are accompanied by standardized yield and total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities or other industry publications.

                          VALUATION OF PORTFOLIO SHARES

     Net Asset Value Per Share. The net asset value per share is calculated for each Portfolio on each business day on which shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Bennington are open for business. Non-business days in 1997 will be: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed for a Portfolio by dividing the current value of the Portfolio's assets, less its liabilities, by the number of shares of the Portfolio outstanding, and rounding to the nearest cent. All Portfolios determine net asset value as of the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time.

     Valuation of Portfolio Securities. With the exceptions noted below, the Portfolios value portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price on the exchange on which the security is primarily traded. United States equity and fixed-income securities traded principally OTC, options and futures contracts are valued on the basis of the closing bid price.

     Because many fixed-income securities do not trade each day, last sale or bid prices are frequently not available. Fixed-income securities therefore may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     International securities traded over-the-counter are valued on the basis of the mean of bid and asked prices. In the absence of a last sale or mean bid and asked price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.

     Securities held by the U. S. Government Money Portfolio and money market instruments maturing within 60 days of the valuation date held by Portfolios other than the U. S. Government Money Portfolio are valued at "amortized cost" unless the Board of Directors determines that amortized cost does not represent fair value. The U. S. Government Money Portfolio uses its best efforts to maintain a $1.00 per share net asset value. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

     The Portfolios value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Directors.

                          PURCHASE OF PORTFOLIO SHARES

     Shares of the Portfolios may be purchased directly from the Portfolios with no sales charge or commission. Investors may also purchase shares of the Portfolios from intermediaries, such as a broker-dealer, bank or other financial institution. Such intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Portfolios. Shares of the Portfolios will be sold at the net asset value next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. Net asset value is determined as set forth above under "Valuation of Portfolio Shares." All purchases must be made in U.S. dollars. The minimum and subsequent investment requirements for each Portfolio are $1,000. The minimum initial investment requirement for an IRA Account is an aggregate amount of $1,000 in the Portfolios. The subsequent investment requirement for an IRA Account is an aggregate amount of $100 in the Portfolios. The Fund reserves the right to accept smaller purchases or reject any purchase order in its sole discretion.

     Orders are accepted on each business day. If Bennington receives a purchase order for shares of the U.S. Government Money Portfolio and investment monies are wired prior to 9:00 a.m. Pacific time, the shareholder will be entitled to receive that day's dividend. See "Dividends and Distributions." Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Portfolio shares must be received by Bennington prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Portfolios are offered and orders accepted, or the orders will not be accepted and invested in the particular Portfolio until the next day on which shares of that Portfolio are offered. Payment must be received by 12:00 noon Eastern time on the next business day. Purchases by telephone may only be made as set out in the telephone transaction procedures set forth in "Purchase of Portfolio Shares--Telephone Transactions." No fees are currently charged shareholders by the Fund directly in connection with purchases.

     Order and Payment Procedures. Investments in the Portfolios may be made as follows:

          Federal Funds Wire. Purchases may be made on any business day by wiring federal funds to Seattle First National Bank, Seattle, WA.

          Checks. Purchases may be made by check (except that a check drawn on a foreign bank will not be accepted) only in amounts greater than $1,000; except that checks will be accepted for IRA Accounts subject to the investment requirements for IRA Accounts. See "PURCHASE OF PORTFOLIO SHARES--IRA Accounts". If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. See "REDEMPTION OF PORTFOLIO SHARES."

          Please call the Fund for further information at (800) 759-3504.

          Purchases in Kind. The Portfolios may accept certain types of securities in lieu of wired funds as consideration for Portfolio shares. Under no circumstances will a Portfolio accept any securities the holding or acquisition of which conflicts with the Portfolio's investment objective, policies and restrictions or which Bennington or the applicable Money Manager believes should not be included in the applicable Portfolio's portfolio on an indefinite basis. Securities accepted in consideration for a Portfolio's shares will be valued in the same manner as the Portfolio's portfolio securities in connection with its determination of net asset value. A transfer of securities to a Portfolio in consideration for Portfolio shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Portfolio's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers. See "Purchases in Kind" in the Statement of Additional Information.

          Automatic Investment Plan. An Automatic Investment Plan may be established at any time. By participating in the Automatic Investment Plan, a shareholder may automatically make purchases of shares of the Portfolios on a regular, convenient basis. Shareholders may choose to make contributions on the 15th (or the first business day before the 15th) and/or the last business day of each month in amounts of $500.00 in the aggregate. Since the Automatic Investment Plan involves the continuous investment in the Portfolios regardless of the price levels of the Portfolio shares, investors should consider their financial ability to continue to purchase through periods of low price levels.

          IRA Accounts. The Fund has established an Individual Retirement Custodial Account Plan under which investors may set up IRA Accounts that invest in the Fund. Fifth Third serves as Custodian for the IRA Accounts. The Transfer Agent charges an annual account fee of $25 to each IRA Account with an aggregate balance of less than $10,000 on December 31. The minimum initial investment requirement for an IRA Account is an aggregate amount of $1,000 in the Portfolios. The subsequent investment requirement for an IRA Account is an aggregate amount of $100 in the Portfolios. Please refer to the IRA Account plan documents: the IRA Disclosure Statement, IRA Custodial Account Agreement and IRA Application and Adoption Agreement Form for additional information, copies of which may be obtained from Bennington free of charge at 1-800-759-3504.

     Exchange Privilege. Shares of any Portfolio of the Fund may be exchanged for shares of the other portfolios offered by the Fund to the extent such shares are offered for sale in the investor's state of residence, on the basis of current net asset values per share at the time of the exchange. Other than the Portfolios offered by this Prospectus, the portfolios of the Fund also include the Growth Portfolio, Value and Income Portfolio, Small to Mid Cap Portfolio and the International Equity Portfolio.

     If the exchanging shareholder does not currently own shares of the portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below under "REDEMPTION OF PORTFOLIO SHARES" and "ADDITIONAL INFORMATION--Signature Guarantees." To establish an automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. For additional information, contact the Fund. A shareholder should obtain and read the prospectus relating to any other portfolios of the Fund before making an exchange.

     An exchange is a redemption of the shares and is treated as a sale for federal income tax purposes, and a short- or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time on 60 days' notice to shareholders. Exchanges are available only in states where exchanges may legally be made. Exchanges may be made by faxing instructions to Bennington at (206) 224-4274 or mailing instructions to Bennington at 1420 Fifth Avenue, Suite 3130, Seattle, WA 98101. Exchanges may only be made by telephone as set out in the telephone transaction procedures set forth in "PURCHASE OF PORTFOLIO SHARES--Telephone Transactions" and "ADDITIONAL INFORMATION--Signature Guarantees." No fees are currently charged shareholders by the Fund directly in connection with exchanges.

     Telephone Transactions. A shareholder of the Fund with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Portfolio by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Fund employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Portfolio, all of which must match the Fund's records; requiring that a service representative of Bennington, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.

     For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. The Fund may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Portfolio nor Bennington will be responsible for authenticity of redemption or exchange instructions received by telephone.

                         REDEMPTION OF PORTFOLIO SHARES

     Portfolio shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearing house funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If Bennington receives a redemption request in good order from a shareholder of the U.S. Government Money Portfolio by 9:00 a.m. Pacific time, the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Portfolio who elect this option should be aware that their account will not be credited with the daily dividend on that day. Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion. If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire payment.

     If a shareholder requests a redemption check or wire made payable to someone other than the registered owner of the shares and/or sent to an address other than the address of record, the request to redeem must (1) be made in writing; (2) include an instruction to make the redemption proceeds payable to someone other than the registered owner of the shares and/or send them it to an address other than the address of record; and (3) be signed by all registered owners with their signatures guaranteed. See "ADDITIONAL INFORMATION--Signature Guarantees."

     Portfolio  shares may be redeemed by faxing  instructions  to Bennington at
(206) 224-4274, or by mailing instructions to Bennington at P. O. Box 1748, Seattle, WA 98111-9865. Redemptions of the Portfolios' shares may be effected on any business day on which the New York Stock Exchange, Fifth Third, and Bennington are open, as long as instructions are received by Bennington by close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. In periods of severe market or economic conditions, the electronic redemption of shares may be difficult due to an increase in the amount of electronic transmissions. Use of the mail may result in the redemption request being processed at a later time than it would have been if a instructions had been sent by facsimile transmission. During the delay, the Portfolios' net asset value may fluctuate.

     Portfolio shares also may be redeemed through registered broker-dealers who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Portfolio, in lieu of cash, in conformity with any applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "VALUATION OF PORTFOLIO SHARES." If shares are redeemed in kind, the redeeming shareholders would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

     The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $500 per portfolio or whose aggregate account is less than $2,000, and who is not part of an Automatic Investment Plan. The Fund, however, will not redeem shares based solely on market reductions in net asset value. The Fund will give sixty (60) days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption.

     The Fund reserves the right to suspend the right of redemption or postpone the date of payment for the Portfolios if the unlikely emergency conditions that are specified in the Investment Company Act or determined by the SEC should exist. Shareholders uncertain of requirements for redemption should telephone the Fund at (206) 224-7420 or (800) 759-3504. Redemptions by telephone may only be made as set out in the telephone transaction procedures set forth in "Purchase of Portfolio Shares--Telephone Transactions."

     Systematic Withdrawal Plan. Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (the minimum monthly withdrawal on the Systematic Withdrawal Plan is $500.00 in aggregate) on a monthly basis on the 15th (or first business day before the 15th) and/or on the last business day of each month. An application for automatic withdrawal can be obtained from Bennington or the Fund and must be received by Bennington ten calendar days before the first scheduled withdrawal date. Automatic withdrawal may be ended at any time by the investor or the Fund. The Systematic Withdrawal Plan may be discontinued at any time by the Fund or Bennington. The Fund reserves the right to reject any Systematic Withdrawal Plan application. Purchases of additional shares concurrently with withdrawals generally are undesirable. Funds will be disbursed according to the shareholder's standing redemption instructions.

                             ADDITIONAL INFORMATION

Service Providers


     Manager, Administrator, Transfer Agent, Registrar and Dividend Disbursing Agent

     Bennington, 1420 Fifth Avenue, Suite 3130, Seattle, Washington 98101, is the manager and administrator of the Fund pursuant to a Management Agreement with the Fund. Bennington is also the transfer agent, registrar and dividend disbursing agent for the Portfolios, and provides other administrative, recordkeeping and compliance services to the Fund pursuant to a Transfer Agent Agreement with the Fund.

     Custodian and Fund Accounting Agent

     Fifth Third, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, acts as Custodian of the Portfolios' assets and may employ sub-custodians outside the United States which have been approved by the Board of Directors. Fifth Third acts as Custodian for investors of the Portfolios with respect to IRA Accounts. Fifth Third holds all portfolio securities and cash assets of the Portfolios and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third also provides portfolio accounting and recordkeeping services to the Fund.

     Auditors

     Deloitte & Touche LLP, 1700 Courthouse Plaza, Dayton, Ohio 45402 are the Fund's independent auditors. Shareholders will receive semi-annual and annual financial statements; the annual statement is audited by Deloitte & Touche LLP.

     Fund Counsel

     Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 serves as the Fund's outside counsel.


Shareholder Servicing Arrangements

     From time to time, Bennington may pay amounts to third parties that provide shareholder services or other administrative services to persons who own shares of the Fund. Such organizations, rather than their customers, may be the shareholder of record of the shares. Such organizations may also charge a fee for this service and may require different minimum initial and subsequent investments than the Fund. Such organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. The Fund is not responsible for the failure of any such organization to carry out its obligations to its customers. The Fund does not pay any portion of such fees.


Signature Guarantees

     A signature guarantee is designed to protect the shareholders and the Portfolios against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name or address than the registered name and address of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law. The institution providing the guarantee must use a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular transaction, to require a signature guarantee at its discretion.

Organization, Capitalization and Voting

     The Fund was incorporated in Maryland on June 10, 1991. The Fund is authorized to issue 15 billion shares of common stock of $0.001 par value per share, currently divided into eight Portfolios. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. All shares of a Portfolio are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Portfolios' shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold annual meetings of shareholders unless the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. Any proposals by shareholders to be presented at an annual meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting at least 120 calendar days in advance of the date of the Fund's proxy statement released in connection with the previous year's annual meeting, if any. If there was no annual meeting held in the previous year or the date of the annual meeting has changed by more than 30 days, a shareholder proposal shall have been received by the Fund a reasonable time before the solicitation is made.


     As of March 31, 1997, the following persons were the owners of record of 25% or more of the Portfolios of the Fund:

                                            Short-                    U.S.
                             Intermediate  Intermediate Mortgage      Government
Beneficial Owner             Fixed-Income  Fixed-Income Securities    Money
----------------             ------------  -----------------------    -----


Rocco  Trust & Co.,
nominee for                                                            27.1%
Johnson  Heritage
Trust Company,
c/o Marshall & Ilsley
Trust Co.
1000 N. Water Street, TR14
Milwaukee, WI  53202


Zions First National Bank
One South Main Street
Salt Lake City, UT 84130           42.1%         76.2%    46.9%        48.5%


     As of March 31, 1997, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio.


     The fiscal year end for each Portfolio is December 31.

Shareholder Inquiries and Reports to Shareholders

     The Fund's Annual Report to Shareholders, containing further information about performance, is available without charge from the Fund. Inquiries regarding the Portfolios and requests for Annual Reports should be addressed to the Fund at P. O. Box 1748, Seattle, Washington 98111-9865, or by telephone at
(206) 224-7420 or (800) 759-3504.

Glass-Steagall Act


     The Glass-Steagall Act and other applicable laws generally prohibit banks that are members of the Federal Reserve System from engaging in the business of underwriting, selling, distributing securities or engaging in investment advisory activities. To the extent that banks or subsidiaries of banks are deemed to be performing any such activities, the Fund believes such entities may engage in such activities for the Portfolios without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, it is possible that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent such entities from continuing to engage in such activities for the Portfolios. If such entities were prohibited from acting in such capacities as a result of such future changes, changes in the operation of the Fund might occur or a shareholder serviced by such entity might no longer be able to avail itself of any services then being provided. The Board of Directors does not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences but if such consequences result, it is expected that the Board of Directors would direct the Fund to make other arrangements for the Fund or the shareholders of the Fund.


                             MONEY MANAGER PROFILES

     The following information as to each Money Manager has been supplied by the respective Money Managers. The Statement of Additional Information contains further information concerning each Money Manager, including a description of its business history and identification of its controlling persons.

Intermediate Fixed-Income Portfolio


     Smith Barney Capital Management, 388 Greenwich Street, 25th Floor, New York, NY 10013, is the Money Manager of the Intermediate Fixed-Income Portfolio. Smith Barney Capital Management is a division of Smith Barney, an indirect wholly-owned subsidiary of Travelers Incorporated, a public company (of which there are no controlling persons, as defined under the Investment Company Act), 65 East 55th Street, New York, NY 10022. Smith Barney Capital Management is organized such that a team, consisting of Joshua H. Lane, Robert Kopprasch and Patrick Sheehan, is primarily responsible for the day-to-day management and investment decisions for the Intermediate Fixed-Income Portfolio. Mr. Lane, Managing Director, joined Smith Barney Capital Management in 1990. From 1981 through 1990, Mr. Lane was employed by the Exxon Corporation Pension Fund. Mr. Kopprasch, Managing Director, joined Smith Barney Capital Management in December, 1995. From 1992 to 1995, Mr. Kopprasch was Senior Vice President at Alliance Capital Management. Prior to that, from 1989 through 1992, Mr. Kopprasch was Managing Director at Hyperion Capital Management. Mr. Sheehan, Managing Director, joined Smith Barney Capital Management in 1992. From 1990 until 1992, Mr. Sheehan was a Vice President of Value Line Asset Management. Prior to that, from 1989 to 1990, Mr. Sheehan was a Senior Vice President of Seaman's Bank for Savings.


Short-Intermediate Fixed-Income Portfolio


     Bankers Trust Company, 130 Liberty Street, New York, NY 10006 ("Bankers Trust"), is the Money Manager of the Short-Intermediate Fixed-Income Portfolio. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation, a public company, with principal offices at 280 Park Avenue, New York, NY 10017. Mr. Louis M. Hudson, Vice President, is responsible for the day to day management of the Short-Intermediate Fixed-Income Portfolio. Mr. Hudson has been employed by Bankers Trust since 1961.


Mortgage Securities Portfolio


     BlackRock Financial Management, Inc., 345 Park Avenue, 29th Floor, New York, NY 10154 ("BlackRock"), is the Money Manager of the Mortgage Securities Portfolio. BlackRock (formerly BlackRock Financial Management L.P.) is a Delaware corporation, which is a wholly-owned subsidiary of PNC Asset Management Group, Inc., which is a wholly-owned indirect subsidiary of PNC Bank, National Association, a national banking association ("PNC") the former custodian of the Fund. PNC is a commercial bank whose principal office is in Pittsburgh, PA and is wholly-owned by PNC Bank Corp., a bank holding company. BlackRock is a registered investment adviser and is organized such that day-to-day management and investment decisions are made by a committee and no one person is primarily responsible for making recommendations to that committee. BlackRock serves as investment adviser to fixed-income investors in the United States and overseas through funds and institutional accounts.

                                                                    APPENDIX A

                             DESCRIPTION OF INDICES


     The  following  information  as to each  index  has  been  supplied  by the
respective   preparer   of  the   index  or  has  been   obtained   from   other
publicly-available information.

Lehman Brothers Government/Corporate Index
Lehman Brothers Government/Corporate 1-5 Year Index
Lehman Brothers Mortgage-Backed Securities Index.

     The Lehman Brothers Bond Indices include fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch Investors Service, Inc. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

     The Lehman Brothers Government/Corporate Index is made up of the Government and Corporate Bond Indices.

     The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the United States Treasury, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The Government Bond Index also includes the 1-3 Year Government Index, composed of Agency and Treasury securities with maturities of one to three years, and the 20 Year Treasury Index, comprising Treasury issues with 20 years or more to maturity.

     The Corporate Bond Index includes all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

     The 1-5 Year Government/Corporate Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

     The Mortgage-Backed Securities Index covers all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Graduated Payment Mortgages (GPMs) are included, but Graduated Equity Mortgages (GEMs) are not.

BENNINGTON CAPITAL MANAGEMENT L. P.
U.S. Bank Centre
1420 Fifth Avenue, Suite 3130
Seattle, Washington  98101
Telephone:        .........206/224-7420
                  .........800/759-3504
Facsimile:        .........206/224-4274





No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information and representations must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Portfolios, Bennington or the Money Managers since the date hereof; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.



Accessor(R) and Alloset(R) are registered trademarks of Bennington Capital Management L.P.

                             ACCESSOR(R) FUNDS, INC.
                          1420 Fifth Avenue, Suite 3130
                                Seattle, WA 98101
                          (206) 224-7420/(800) 759-3504

                       Statement of Additional Information

                              Dated April 30, 1997


ACCESSOR(R) FUNDS, INC. (the "Fund") is a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios (individually, a "Portfolio" and collectively, the "Portfolios"), each with its own investment objective and policies.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the equity portfolios (the "Equity Portfolios' Prospectus") (which includes the Growth, Value and Income, Small to Mid Cap and International Equity Portfolios (the "Equity Portfolios")) and the Prospectus for the fixed-income portfolios (the "Fixed-Income Portfolios' Prospectus") (which includes the Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities and U.S. Government Money Portfolios (the "Fixed-Income Portfolios")), each dated April 30, 1997, copies of which may be obtained from the Fund without charge by writing or calling the Fund at the address or phone number shown above.

The Fund currently includes the following Portfolios:

GROWTH PORTFOLIO -- seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the 500 U.S. issuers which make up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

VALUE AND INCOME PORTFOLIO -- seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the 500 U.S. issuers which make up the S&P 500.

SMALL TO MID CAP PORTFOLIO(1) -- seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.

INTERNATIONAL EQUITY PORTFOLIO -- seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

INTERMEDIATE FIXED-INCOME PORTFOLIO -- seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years and, under normal market conditions, will have a dollar weighted average duration of not less than three years nor more than ten years which does not vary more or less than 20% from that of the Lehman Brothers
Government/Corporate Index or another relevant index approved by the Fund's Board of Directors (the "Board of Directors").

SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO -- seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years and, under normal market conditions, will have a dollar weighted average duration of not less than two years nor more than five years which does not vary more or less than 20% from that of the Lehman Brothers 1-5 Year Government/Corporate Index or another relevant index approved by the Board of Directors.

MORTGAGE SECURITIES PORTFOLIO -- seeks generation of current income by investing primarily in mortgage-related securities with an aggregate dollar weighted average duration that does not vary outside of a band of plus or minus 20% from the Lehman Brothers Mortgage-Backed Securities Index or another relevant index approved by the Board of Directors.

U.S. GOVERNMENT MONEY PORTFOLIO -- seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

--------
1 Formerly the "Small Cap Portfolio." Prior to September 15, 1995, the Small Cap Portfolio sought to achieve its investment objective through investing primarily in small capitalization issuers (selected from the 2,000 U.S. issuers with the next largest market capitalization after (and excluding) the 1,000 U.S. issuers with the largest market capitalization). On August 15, 1995, the shareholders of the Small Cap Portfolio approved a change in the investment objective of the Small Cap Portfolio effective September 15, 1995, to permit the Small Cap Portfolio to also invest in medium capitalization issuers. This change in investment objective coincided with the change of the name of the Small Cap Portfolio to Small to Mid Cap Portfolio and the commencement of management by a new Money Manager for the Small to Mid Cap Portfolio.

                                TABLE OF CONTENTS
Form N-1A
Item No.
                                                  Cross reference to page in
                                                  Equity            Fixed-Income
                                                  Portfolios'        Portfolios'
                                          Page    Prospectus          Prospectus

10.  Cover Page                              B-1           1                1
11.  Table of Contents                       B-3           2                2
12.  General Information and History         B-4         3, 20            3, 21
13.  Investment Restrictions, Policies and
     Risk Considerations                     B-4          11                11
        Investment Restrictions              B-4          20                21
        Investment Policies                  B-5          13                13
14.  Management of the Fund                  B-17         20                21
15.  Control Persons and Principal Holders
     of Securities                           B-19         35                37
16.  Investment Advisory and Other Services  B-21
        Service Providers                    B-21        4, 34            4, 35
        Valuation of Portfolio Shares        B-35         29                30
        Portfolio Transaction Policies       B-35         26                27
17.  Brokerage Allocation and Other
     Practices                               B-35         --                --
18.  Capital Stock and Other Securities      B-4          35                35
19.  Purchase, Redemption and Pricing of
     Securities Being Offered                B-35        30-32            31-34
20.  Code of Ethics                          B-39         --                --
21.  Taxes                                   B-40         27                28
22.  Underwriters                            B-32         --                --
23.  Calculation of Performance Data         B-37         28                29
24.  Financial Statements                    B-43         --                --
       Appendix A - Ratings of Debt
       Instruments                           A-1          --                --
       Appendix B - Calculation of
       Performance Fees                      B-1          --                --

                         GENERAL INFORMATION AND HISTORY

         The Fund was incorporated in Maryland on June 10, 1991, as World Investment Network Fund, Inc. On August 27, 1991, the Fund amended its Articles of Incorporation to change its name to Accessor Funds, Inc. The Fund is authorized to issue 15 billion shares of common stock, $.001 par value per share, and is currently divided into eight Portfolios. The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of the Fund under certain circumstances. All shares of a Portfolio are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Portfolios' shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

         Bennington Capital Management L.P. ("Bennington"), a Washington limited partnership, is the manager and administrator of the Fund, pursuant to a Management Agreement with the Fund. Bennington is also the transfer agent, registrar, dividend disbursing agent and provides recordkeeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agent Agreement") with the Fund.

            INVESTMENT RESTRICTIONS, POLICIES AND RISK CONSIDERATIONS

         Each Portfolio's investment objective and investment restrictions are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), a majority of the outstanding voting securities of a Portfolio means the lesser of
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.

INVESTMENT RESTRICTIONS

          Each Portfolio is subject to the following "fundamental" investment restrictions. Unless otherwise noted, these restrictions apply on a Portfolio-by-Portfolio basis at the time an investment is being made. No Portfolio will:

          1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (i) with respect to 75% of the Portfolio's total assets, more than 5% of the Portfolio's total assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry. The U.S. Government Money Portfolio may not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (a) more than 5% of the Portfolio's total assets would then be invested in securities of a single issuer, or (b) 25% or more of the Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry.

          2. Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow up to 5% of the value of its total assets from banks for temporary, extraordinary or emergency purposes and may pledge up to 10% of the value of its total assets to secure such borrowings. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, and collateral arrangements with respect to initial or variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures is deemed to be the issuance of a senior security).

          3. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts, stock index futures contracts and related options, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. No Portfolio may purchase interests in real estate limited partnerships. The U.S. Government Money Portfolio may not buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, other than securities of real estate investment trusts and real estate limited partnerships.

          4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal and state securities laws.

          5. Invest in interests in oil, gas or other mineral exploration or development programs.

          6. Make loans, except through repurchase agreements (repurchase agreements with a maturity of longer than seven days together with other illiquid securities being limited to 15% of the net assets of the Portfolio) and except through the lending of its portfolio securities as described below under "Investment Policies--Lending of Portfolio Securities."

          7.  Make  investments  for  the  purpose  of  exercising   control  of
management.

          8. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer. The U.S. Government Money Portfolio may not purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by restriction number 11.

          9. Effect short sales (other than short sales against-the-box) or purchase securities on margin (except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options).

          10. Invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Portfolio's total assets would then be invested in such securities.

          11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or as part of a merger, consolidation or other acquisition, or as set forth under "Investment Policies -- Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")."

          12. Purchase warrants if as a result the Portfolio would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock
Exchanges. Warrants attached to other securities are not subject to this limitation. The U.S. Government Money Portfolio may not purchase warrants.

INVESTMENT POLICIES

         Liquidity Reserves. Each Portfolio (other than the U.S. Government Money Portfolio) may have up to 20% of its assets in cash or cash equivalents to meet redemption requests, and each Portfolio may hold cash reserves in an unlimited amount for temporary defensive purposes when its Money Manager believes that a more conservative approach is desirable. In addition, Bennington or a Money Manager may create an equity or fixed-income exposure for cash reserves through the use of options or futures contracts. This will enable the Portfolios to hold cash while receiving a return on the cash which is similar to holding equity or fixed-income securities.


         Repurchase  Agreements.   Each  Portfolio  may  enter  into  repurchase
agreements with a seller who agrees to repurchase the securities at the Portfolio's cost plus interest within a specified time (ordinarily a week or less). The securities purchased by the Portfolio have a total value in excess of the value of the repurchase agreement and are held by Fifth Third Bank, the Portfolios' custodian (the "Custodian") until repurchased. The Portfolios' repurchase agreements will at all times be fully collateralized by U.S. Government securities or other collateral, such as cash, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. Repurchase agreements assist a Portfolio in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio will limit repurchase transactions to commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million, and will limit repurchase transactions to entities whose creditworthiness is continually monitored and found satisfactory by Bennington or the Portfolio's Money Manager under the supervision of the Board of Directors. Subject to the limitation on investing not more than 15% of a Portfolio's net assets in illiquid securities, no Portfolio will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days; provided, however, the U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days). See "Investment Restrictions, Policies and Risk Considerations - Illiquid Securities."

         Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Portfolio's Money Manager to be inconvenient or disadvantageous. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby a Portfolio transfers possession of a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Portfolio retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the Portfolio repurchases the security by paying an agreed upon purchase price plus interest. The Intermediate Fixed-Income Portfolio, the Short-Intermediate Fixed-Income Portfolio and the Mortgage Securities Portfolio (collectively, the "Bond Portfolios"), may also enter into dollar rolls in which the Portfolios sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolios forego principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


         At the time a Portfolio enters into reverse repurchase agreements or dollar rolls, the Portfolio will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets of the Portfolio having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Each Portfolio's entry into reverse repurchase agreements and dollar rolls, together with its other borrowings, is limited to 5% of its net assets. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

         Reverse   repurchase   agreements   and  dollar  rolls  are  considered
borrowings by the Portfolios for purposes of the percentage limitations applicable to borrowings.

         Real Estate-Related Securities. Each Portfolio may invest up to 5% of its net assets in publicly-traded real estate investment trusts. Publicly-traded real estate investment trusts generally engage in acquisition, development, marketing, operating and long-term ownership of real property. Publicly-traded real estate investment trust meeting certain asset income and distribution requirements will generally not be subject to federal taxation on income distributed to its shareholders.

         Short Sales Against-the-Box. Although to date the Portfolios have made no short sales against the box, and no Money Manager anticipates making short sales against the box in the future, each Portfolio (other than the U.S. Government Money Portfolio) may make short sales of securities against-the-box or maintain a short position, provided that at all times when a short position is open, the Portfolio owns an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short. Not more than 25% of a Portfolio's net assets (determined at the time of the short sale) may be subject to such sales. Short sales against-the-box will be made primarily to defer realization of gain or loss for federal income tax purposes.

         Rights and Warrants. The Portfolios (except for the U.S. Government Money Portfolio) may acquire up to 5% of their net assets in rights and warrants in securities of issuers that meet the Portfolios' investment objective and policies. Warrants are instruments which give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. No Portfolio may purchase warrants (other than warrants attached to other securities) if as a result the Portfolio would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions."

         Mortgage-Related Securities. The Bond Portfolios may invest in mortgage-related securities, and, in particular, mortgage pass-through securities, Government National Mortgage Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). Some mortgage-related securities may be guaranteed by the U.S. Government or an agency or instrumentality thereof; others are issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of mortgage-backed bonds and are not guaranteed. Thus, credit risk among these instruments may vary. Payments of principal and interest on Certificates issued by GNMA (but not the market value of the Certificates themselves) are guaranteed by the full faith and credit of the U.S. Government. Securities guaranteed by agencies or instrumentalities of the U.S. Government, such as the FNMA or FHLMC, are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage-backed bonds are not guaranteed, although the mortgage-related securities securing these obligations may be subject to U.S. Government guarantee or third-party support. If the collateral securing the privately issued obligation is insufficient to make payment on the obligation, a holder could sustain a loss.

         In the case of mortgage pass-through securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose a Portfolio to a lower rate of return upon reinvestment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

         In addition, tracking the "pass-through" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Portfolios' Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and should not be subject to this risk of delays in timely payment of income.

         Asset-Backed Securities. The Bond Portfolios may invest in asset-backed securities offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. The Bond Portfolios may invest in these and other types of asset-backed securities which may be developed in the future.

         Risks of Investing in Asset-Backed and Mortgage-Related Securities. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Bond Portfolios purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Portfolios purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

         Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Bond Portfolios are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

         Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). The Bond Portfolios may invest in CMOs and REMICs. A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. These Portfolios may invest only in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by GNMA, FHLMC or FNMA and in CMOs issued by FHLMC. Currently, approximately 95% of all CMOs are issued by FHLMC.

         The Bond Portfolios also may invest in REMICs. An issuer of REMICs may be a trust, partnership, corporation, association or a segregated pool of mortgages, or may be an agency of the U.S. Government and, in each case, must qualify and elect treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. These Portfolios do not intend to invest in residual interests. The United States Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect or qualify for REMIC status, it will be taxed at the entity level as a corporation.

         In reliance on a Securities and Exchange Commission (the "SEC") rule, the Bond Portfolios' investments in certain qualifying CMOs, including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other CMOs which cannot or do not rely on the rule, are also not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that
(a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that these Portfolios select CMOs or REMICs that do not satisfy the requirements of the rule or meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

         Municipal Securities. The Portfolios may invest in fixed-income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States. Investments in municipal securities entail certain risks, including adverse income and principal value fluctuation associated with general economic conditions affecting the municipal securities markets, the issuers and guarantors of municipal securities and the facilities financed by municipal securities. The yields of municipal securities depend on, among other things, conditions in the municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A general decline in interest rates will increase their market value while a rise in interest rates tends to have the opposite effect.

         A reduction in the federal income tax rates would reduce the tax equivalent yield received by shareholders and would tend to reduce the value of municipal securities. In addition, changes in federal law could adversely affect the tax-exempt status of income derived from municipal securities which could significantly affect the ability to acquire and dispose of municipal securities at desirable yield and price levels. The value of municipal securities will change in response to fluctuations in interest rates.

         Illiquid Securities. No Portfolio may invest more than 15% of its net assets in illiquid securities; provided, however, the U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities. Securities which are illiquid include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable, repurchase agreements having a maturity of longer than seven days, certain interest only ("IO")/principal only ("PO") strips and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Bennington anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Portfolios, however, could affect adversely the marketability of such Portfolios' securities and, consequently, the Portfolios might be unable to dispose of such securities promptly or at favorable prices. Bennington will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Restricted securities issued pursuant to Rule 144A are not deemed to be illiquid. The Money Manager will monitor the liquidity of such restricted securities subject to the supervision of Bennington and the Board of Directors. In reaching liquidity decisions, the Money Manager will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the number of other potential purchasers; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 10% of the value of the Portfolio's net assets and provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

         A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would be borne by the Portfolio.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


         Forward Commitments. A Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Portfolio's ability to manage its investment portfolio and meet redemption requests. The Portfolio may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Portfolio of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Portfolio's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         Options. The Portfolios' investment policies permit the Portfolios (other than the U.S. Government Money Portfolio) to purchase put and call options and write (sell) "covered" put and "covered" call options.


         A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A written call option is "covered" if the Portfolio owns the optioned securities or the Portfolio maintains in a segregated account with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with a value sufficient to meet its obligations under the call option, measured on a daily basis, or if the Portfolio owns an offsetting call option. When a Portfolio writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any gain from an increase in the market price of the underlying security over the exercise price.

         The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option, receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if a Portfolio deposits with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.


         The Portfolios may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on NASDAQ. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

         Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolios. OTC options differ from exchange-traded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Portfolios would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Portfolios must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

         The Portfolios will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Portfolio exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Portfolios will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Portfolio's total net assets, subject to the foregoing limitations.

         If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. Each Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

         There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

         Risks of Transactions in Options. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Portfolios intend to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

         Futures Contracts. Each Portfolio (other than the U.S. Government Money Portfolio) is permitted to enter into financial futures contracts, stock index futures contracts and related options thereon ("futures contracts") in accordance with its investment objective.

         A futures contract is the contractual obligation to acquire or sell the securities called for by the contract at a specified price on a specified date. Futures contracts are traded on "contract markets" designated by the Commodity Futures Trading Commission. Trading is similar to the manner stock is traded on an exchange, except that all contracts are cleared through and guaranteed to be performed by a clearing corporation associated with the commodity exchange on which the futures contract is traded.


         Upon entering into a futures contract, a Portfolio is required to deposit in a segregated account with the Fund's Custodian in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. government securities or other liquid assets having an aggregate value, measured on a daily basis, at least equal to the amount of the covered obligations. The initial margin is in the amount of cash or short-term securities equal to a specified percentage of the futures amount (approximately 5% or more of the futures contract amount). Subsequent daily payments are made between the Portfolio and futures broker to maintain the initial margin at the specified percentage. The purchase and sale of futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be a senior security.


         A "short hedge" is taking a short position in the futures market (that is, selling a financial instrument or a stock index futures contract for future delivery on the contract market) as a temporary substitute for sale of the financial instrument or common stock, respectively, in the cash market, when a Portfolio holds and continues to hold the financial instrument necessary to make delivery under the financial futures contract or holds common stocks in an amount at least equal in value to the stock index futures contract.

         A "long hedge" is taking a long position in the futures market (that is, purchasing a financial instrument or a stock index futures contract for future delivery on a contract market) as a temporary substitute for purchase of the financial instrument or common stock, respectively, in the cash market when the Portfolio holds and continues to hold segregated liquid assets sufficient to take delivery of the financial instrument under the futures contract.

         A "stock index futures contract" is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the contract index. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Upon the termination of the contract, settlement is the difference between the contract price and the actual level of the stock index at the contract expiration and is paid in cash.

         A "financial futures contract" (or an "interest rate futures contract") is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes, bills, commercial paper and bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or call for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract which cancels the original contract to make or take delivery.

         It is anticipated that the primary use of stock index futures contracts will be for a long hedge in order to minimize the impact of cash balances. For example, a Portfolio may sell stock when a Money Manager determines that it no longer is a favorable investment, anticipating to invest the proceeds in different stocks. Until the proceeds are reinvested in stocks, the Portfolio may purchase a long position in a stock index futures contract.

         The Portfolios may purchase options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a stock index futures contract at any time during the life of the option at a specified price and options on financial futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a financial futures contract at any time during the life of the option at a specified price.

         Stock index futures contracts may be used by the Equity Portfolios as a hedge during or in anticipation of market decline. For example, if the market was anticipated to decline, stock index futures contracts in a stock index with a value that correlates with the declining stock value would be sold (short hedge) which would have a similar effect as selling the stock. As the market value declines, the stock index future's value decreases, partly offsetting the loss in value on the stock by enabling the Portfolio to repurchase the futures contract at a lower price to close out the position.

         Financial futures contracts may be used by the Bond Portfolios as a hedge during or in anticipation of interest rate changes. For example, if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which have a similar effect as selling bonds. Once interest rates increase, fixed-income securities held in a Portfolio's portfolio would decline, but the futures contract value decreases, partly offsetting the loss in value of the fixed-income security by enabling the Portfolio to repurchase the futures contract at a lower price to close out the position.

         The Portfolios may purchase a put option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

         There are certain investment risks in using futures contracts as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts and the price movement of the portfolio securities that are the subject of the hedge. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities and currencies, and differences between the financial instruments being hedged and the instruments underlying the futures contracts available for trading with respect to interest rate levels and maturities. Another risk is that a liquid secondary market may not exist for a futures contract, causing a Portfolio to be unable to close out the futures contract and thereby affecting a Portfolio's hedging strategy.

         Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the following representations:

         (a) The Fund will use commodity futures contracts and options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Fund may hold long positions in commodity futures contracts or options that do not fall within the definition of bona fide hedging transactions if the positions are used as part of the Fund management strategy and are incidental to the Fund's activities in the underlying cash market, and the underlying commodity value of the positions at all times will not exceed the sum of (i) cash or U.S. dollar-denominated high quality short-term money market instruments set aside in an identifiable manner, plus margin deposits, (ii) cash proceeds from existing investments due in 30 days, and (iii) accrued profits on the positions held by a futures commission merchant; and

         (b) The Fund will not enter into any commodity futures contract or options if, as a result, the sum of initial margin deposits on commodity futures contracts or options the Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's total assets.

         Foreign Currency Transactions. The International Equity Portfolio (the "International Portfolio") may enter into foreign currency transactions. The value of the assets of the International Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Portfolio may incur costs in connection with conversions between various currencies. The International Portfolio will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The International Portfolio may enter into forward foreign currency exchange contracts when the Money Manager determines that the best interests of the International Portfolio will be served. When the International Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar costs or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the International Portfolio will be able to protect against possible losses between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Such contracts may limit potential gains which might result from a possible change in the relationship between the U.S. dollar and such foreign currency.

         When a Money Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the International Portfolio's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The International Portfolio will not enter into such forward contracts on a regular basis or continuous basis if the International Portfolio would have more than 25% of its gross assets denominated in the currency of the contract or 10% of the value of its total assets committed to such contracts, where the International Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the International Portfolio's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The International Portfolio's Custodian will segregate cash, equity or debt securities in an amount not less than the value of the International Portfolio's total assets committed to foreign currency exchange contracts entered into under this second type of transaction.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the International Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchases) if the market value of the security is less than the amount of foreign currency the International Portfolio are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the International Portfolio are obligated to deliver.

         This method of protecting the value of the International Portfolio's portfolio securities against a decline in the value of the currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange which one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         U.S. Government Obligations. The types of U.S. Government obligations in which the Portfolios may at times invest include: (1) a variety of United
States Treasury obligations, which differ only in their interest rates, maturities and times of issuance, i.e., United States Treasury bills having a maturity of one year or less, United States Treasury notes having maturities of one to ten years, and United States Treasury bonds generally having maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Treasury (such as GNMA Participation Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for
Cooperatives,  Federal  Intermediate  Credit Banks,  Federal Home Loan Banks and
FNMA). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in
(2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Portfolios may purchase U.S. Government obligations on a forward commitment basis.

         Obligations issued or guaranteed as to principal and interest by the U.
S. Government may be acquired by a Portfolio in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. These custodial receipts are commonly referred to as U.S. Treasury STRIPS.

         Variable and Floating Rate Securities. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

         The U.S. Government Money Portfolio may purchase variable rate U.S. Government obligations which are instruments issued or guaranteed by the U.S. Government, or any agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate U.S. Government obligations on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations which are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Money Manager of a Portfolio will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio.


         Inverse Floaters. Although to date the Portfolios have not invested in inverse floaters, and no Money Manager anticipates investing in inverse floaters, the Bond Portfolios and the International Portfolio may invest up to 5% of their net assets in inverse floaters. Inverse floaters are securities with a variable interest rate that varies in inverse proportion to the direction of an interest rate, or interest rate index. Inverse floaters have significantly greater risk than conventional fixed-income instruments. When interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity. If the Bond Portfolios or the International Portfolio invest in inverse floaters, they will treat inverse floaters as illiquid securities except for (i) inverse floaters issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Bennington and the Money Managers for the Portfolios subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.


         Privately-Issued STRIP Securities. The Portfolios may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities ("privately-issued STRIPS"). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities. No Portfolio will invest more than 5% of its net assets in privately-issued STRIPS.

                             MANAGEMENT OF THE FUND

         The Board of Directors is responsible for overseeing generally the operation of the Fund. The officers are responsible for the day-to-day management and administration of the Fund's operations.

 Name and                      Position with             Principal Occupations
 Address                 Age     the Fund                During Past Five Years
 -------                 ---     --------                ----------------------


*J. Anthony Whatley,    54     Director, President      Executive  Director,
III**                          and Principal            Bennington   Capital
1420 Fifth Avenue              Executive Officer        Management      L.P.
Seattle, WA                                             since   April  1991;
                                                        President,
                                                        Bennington
                                                        Management
                                                        Associates,     Inc.
                                                        since   April  1991;
                                                        President, Northwest
                                                        Advisors, Inc. since
                                                        1990;   Senior  Vice
                                                        President        and
                                                        Director   of  Sales
                                                        and Marketing, Frank
                                                        Russell      Company
                                                        (asset      strategy
                                                        consultant)     from
                                                        1986 to 1990.



George G. Cobean, III   59     Director                 Partner, Martinson,
1607 South 341st Place                                  Cobean &  Associates,
Federal Way, WA                                         P.S. (certified  public
                                                        accountants) since 1973.


Geoffrey C. Cross       57     Director                 President,  Geoffrey C.
252 Broadway                                            Cross P.S., Inc.,
Tacoma, WA                                              (general practice of
                                                        law) since 1970.




Ravindra A. Deo         34     Vice President,          Director   and  Vice
1420 Fifth Avenue              Treasurer and            President, Northwest
Seattle, WA                    Principal Financial      Advisors, Inc. since
                               and Accounting Officer   July   1993;    Vice
                                                        President  and Chief
                                                        Investment  Officer,
                                                        Bennington   Capital
                                                        Management      L.P.
                                                        since  January 1992;
                                                        Senior          Vice
                                                        President,    Leland
                                                        O'Brien   Rubenstein
                                                        Associates
                                                        Incorporated
                                                        (investment adviser)
                                                        from 1986 to 1991.



Linda V. Whatley**      39     Vice President and       Director,  Secretary
1420 Fifth Avenue              Assistant Secretary      and   Treasurer   of
Seattle, WA                                             Northwest  Advisors,
                                                        Inc.    since   July
                                                        1993;           Vice
                                                        President,
                                                        Bennington   Capital
                                                        Management      L.P.
                                                        since   April  1991;
                                                        Secretary      since
                                                        April    1991    and
                                                        Director         and
                                                        Treasurer since June
                                                        1992  of  Bennington
                                                        Management
                                                        Associates,    Inc.;
                                                        Student,  University
                                                        of  Washington   MBA
                                                        Program from 1987 to
                                                        1990;           Vice
                                                        President,   Russell
                                                        Analytical Services,
                                                        Frank        Russell
                                                        Company       (asset
                                                        strategy consultant)
                                                        from 1984 to 1987.


Robert J. Harper        53     Vice President           Director   and  Vice
1420 Fifth Avenue                                       President, Northwest
Seattle, WA                                             Advisers, Inc. since
                                                        November       1995;
                                                        Director   of  Sales
                                                        and Client  Service,
                                                        Bennington   Capital
                                                        Management      L.P.
                                                        since  October 1993;
                                                        President,  National
                                                        Training     Program
                                                        since January 1980.



Bruce Joel King         40     Vice President and       Vice      President,
1420 Fifth Avenue              Chief Compliance         Bennington   Capital
Seattle, WA                    Officer                  Management      L.P.
                                                        since   April  1994;
                                                        Securities       and
                                                        Exchange  Commission
                                                        from 1984 to 1994.



Christine J. Stansbery  45     Secretary                Assistant       Vice
1420 Fifth Avenue                                       President-Compliance
Seattle, WA                                             since  January 1997,
                                                        Regulatory   Manager
                                                        from  March  1996 to
                                                        December 1996, Legal
                                                        Assistant from March
                                                        1993 to  March  1996
                                                        at        Bennington
                                                        Capital   Management
                                                        L.P.;  Assistant  to
                                                        Administrator,
                                                        Bailey       Boushay
                                                        House,      Virginia
                                                        Mason Hospital, from
                                                        1990 to 1992 (health
                                                        care).


----------

 * This Director is an "Interested Persons" by virtue of his employment by and/or indirect interest in Bennington.
**   J. Anthony Whatley, III and Linda V. Whatley are husband and wife.


         The following table shows the compensation paid by the Fund to the Directors during the fiscal year ended December 31, 1996:


                               COMPENSATION TABLE

                                      Pension or                   Total
                                      Retirement      Estimated    Compensation
                        Aggregate     Benefits        Annual       from Fund
                        Compensation  Accrued as      Benefits     Paid to
                        from the      part of         upon         Board
       Director         Fund          Fund Expenses   Retirement   Members
       --------         ----          -------------   ----------   -------

J. Anthony Whatley III      None        None          None            None
George G. Cobean III      $5,000.00     None          None         $5,000.00
Geoffrey C. Cross         $5,000.00     None          None         $5,000.00

         Directors who are not "interested persons" of the Fund are paid fees of $2,000 per meeting plus out-of-pocket costs associated with attending Board meetings. Directors employed by Bennington have agreed that, if their employment with Bennington is terminated for any reason, and a majority of the remaining Directors of the Fund so request, they will be deemed to have resigned from the Board of Directors upon being informed of such vote. The Fund's officers and employees are paid by Bennington and receive no compensation from the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


          As of March 31, 1997, the following persons were the owners of record of 5% or more of the shares of the Portfolios of the Fund:


                                Equity Portfolios
                                                       Small to
                                            Value and    Mid      International
Beneficial Owner                   Growth    Income      Cap            Equity
----------------                   ------    ------      ---            ------



Charles Schwab & Company            21.5%     25.0%     11.7%
101 Montgomery St.

San Francisco, CA 94104


KEITHCO, account nominee for                   8.9%

Regions Bank
1807 Tower Drive
Monroe, LA  71211-7232


Lighthouse & Co.,
account nominee for                  9.9%      5.6%                      5.8%
Johnson Heritage Trust
Company c/o

Marshall & Ilsley Trust Co.
1000 N. Water Street, TR14
Milwaukee, WI  53202


Macbee & Co., account                5.7%
nominee for
Eastern Bank & Trust Co.
225 Essex St.
Salem, MA  01970

OneDun, account nominee for         11.1%      7.2%

First American Bank
218 West Main Street
Dundee, IL  60118


One Valley Bank NA                             5.6%      5.1%           11.2%
One Financial Place
Princeton, WV  24740

Rocco Trust & Co.,
account nominee for                 19.5%      9.8%      8.0%           11.8%
Johnson Heritage Trust
Company c/o

Marshall & Ilsley Trust Co.
1000 N. Water Street, TR14
Milwaukee, WI  53202


SNBKC & Co., account nominee for     5.2%
Security Bank of Kansas City
7th and Minnesota Avenue
One Security Plaza
Kansas City, KS 66117

Stap & Company, account nominee for  5.0%      5.2%     51.5%           44.2%
National Westminster Bankcorp.
2 Montgomery Street
Jersey City, NJ  07302


Zions First National Bank                                                9.6%
One South Main Street
Salt Lake City, UT 84130


                             Fixed-Income Portfolios

                                             Short-                    U.S.
                             Intermediate  Intermediate   Mortgage    Government
Beneficial Owner             Fixed-Income  Fixed-Income   Securities  Money
----------------             ------------  ------------   ----------  -----

Anbee & Company,
account nominee for                5.2%
GreatBanc Trust Company

105 East Galena Blvd.
Aurora, IL 60505


Charles Schwab & Company           5.2%
101 Montgomery St.
San Francisco, CA 94104


KEITHCO, account nominee for
Regions Bank
1807 Tower Drive
Monroe, LA  71211-7232


Lighthouse & Co.,
account nominee for                12.8%                                  20.2%
Johnson Heritage Trust
Company c/o
Marshall & Ilsley Trust Co.
1000 N. Water Street, TR14
Milwaukee, WI  53202

North Carolina Trust Company                                  21.5%
301 North Elm Street

Greensboro, NC 27402-1108


OneDun, account nominee for         5.6%           7.0%

First American Bank
218 West Main Street
Dundee, IL  60118


One Valley Bank NA                                            14.1
One Financial Place
Princeton, WV  24740

Rocco Trust & Co.,
account nominee for                15.6%                                  27.1%
Johnson Heritage Trust
Company c/o
Marshall & Ilsley Trust Co.
1000 N. Water Street, TR14
Milwaukee, WI  53202



Zions First National Bank          42.1%          76.2%       47.0%       48.5%
One South Main Street
Salt Lake City, UT 84130


         As of March 31, 1997, none of the Directors and officers of the Fund, as a group, beneficially owned more than 1% of the shares of each Portfolio.


         If a meeting of the shareholders were called, the above-listed shareholders, if voting together, may, as a practical matter, have sufficient voting power to exercise control over the business, policies and affairs of the Fund and, in general, determine certain corporate or other matters submitted to the shareholders for approval, such as a change in the Portfolios' investment policies or Money Manager, all of which may adversely affect the net asset value of the Fund. As with any mutual fund, certain shareholders of a Portfolio could control the results of voting in certain instances. For example, a vote by certain majority shareholders changing the Portfolio's investment objective could result in dissenting minority shareholders withdrawing their investments and a corresponding increase in costs and expenses for the remaining shareholders.

                     INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

         The Portfolios' necessary day-to-day operations are performed by separate business organizations under contract to the Fund. The principal service providers are:

Manager, Administrator, Transfer Agent, Bennington Capital Management L. P. Registrar and Dividend Disbursing


Custodian and Fund Accounting Agent     Fifth Third Bank

Money Managers                          Seven     professional     discretionary
                                        investment management  organizations and
                                        Bennington Capital Management L.P.


         Manager, Administrator, Transfer Agent, Registrar and Dividend Disbursing Agent. Bennington is the manager and administrator of the Fund, pursuant to a Management Agreement with the Fund. Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington provides the Fund with office space and equipment, and the personnel necessary to operate and administer the Portfolios' business and to supervise the provision of services by third parties such as the Money Managers and Fifth Third Bank that serves as the Custodian and Fund Accounting Agent. Bennington also develops the investment programs for the Portfolios, selects Money Managers for certain Portfolios (subject to approval by the Board of Directors), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over Portfolios and assets invested in the Portfolios' liquidity reserves, or other assets not assigned to a Money Manager. Bennington currently invests all the assets of the U.S. Government Money Portfolio. Bennington also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for the Fund and provides certain administrative and compliance services to the Fund. See "Investment Restrictions, Policies and Risk Considerations -- Investment Policies -- Liquidity Reserves."

         Under the Management Agreement, Bennington has agreed not to withdraw from the Fund the use of the Fund's name. In addition, Bennington may not grant the use of a name similar to that of the Fund to another investment company or business enterprise without, among other things, first obtaining the approval of the Fund's shareholders.


         A Management Agreement containing the same provisions as the initial contract but also providing for payment to Bennington by the Portfolios of a management fee was approved by the Board of Directors including all of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Management Agreement on June 17, 1992, by the shareholder of the Growth, Value and Income, Small to Mid Cap (formerly referred to as the Small Cap Portfolio) and International Equity Portfolios on June 17, 1992, and by the shareholders of the Short-Intermediate Fixed-Income, Intermediate Fixed-Income, Mortgage Securities and U.S. Government Money Portfolios on August 3, 1992. The Management Agreement was renewed by the Board of Directors including all of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Management Agreement on May 24, 1994, May 16, 1995, and May 29, 1996.


         The general partners of Bennington are Northwest Advisors, Inc., Bennington Management Associates, Inc. and Bennington Capital Management
Investment Corp., all of which are Washington corporations. The sole limited partner of Bennington Capital Management L.P. is Zions Investment Management, Inc., a wholly-owned subsidiary of Zions First National Bank, N.A. The managing general partner of Bennington Capital Management, L.P. is Bennington Management Associates, Inc., which is controlled by J. Anthony Whatley, III. The mailing address of Bennington is 1420 Fifth Avenue, Suite 3130, Seattle, Washington 98101.

         Bennington's Fees. The schedule below shows fees payable to Bennington as manager and administrator of the Fund, pursuant to a Management Agreement between Bennington and the Fund. Each Portfolio pays Bennington a fee equal on an annual basis to the following percentage of the Portfolio's average daily net assets.

       FEE SCHEDULE FOR PAYMENTS TO BENNINGTON UNDER MANAGEMENT AGREEMENT

                                              Management Fee (as a
                                              percentage of average
          Portfolio                             daily net assets)
          ---------                             -----------------

          Growth                                        0.45%
          Value and Income                              0.45%
          Small to Mid Cap                              0.60%
          International                                 0.55%
          Intermediate Fixed-Income                     0.36%
          Short-Intermediate Fixed-Income               0.36%
          Mortgage Securities                           0.36%
          U.S. Government Money                         0.25%


         Bennington has received the following fees under its Management Agreement with the Fund, since inception:

           FEES PAID TO DATE TO BENNINGTON UNDER MANAGEMENT AGREEMENT


                                         1/1/94 -       1/1/95 -      1/1/96 -
Portfolio                                12/31/94       12/31/95      12/31/96
---------                                --------       --------      --------

Equity Market(1)                          $10,377             $0            $0
Growth                                    $80,459       $143,280      $266,304
Value and Income                          $81,349       $105,099      $139,463
Small to Mid Cap(2)                       $90,212       $222,426      $344,080
International(3)                           $7,035       $132,843      $305,524
Intermediate Fixed-Income                $107,493       $124,073      $168,696
Short-Intermediate Fixed-Income          $117,591       $120,579      $127,117
Mortgage Securities                      $116,704       $133,615      $226,073
Municipal Intermediate Fixed-Income(4)    $46,495        $43,032            $0
U.S. Government Money                     $42,682        $60,535      $122,068
Institutional Investor Fixed-Income(5)   $113,412        $61,473            $0

----------
1 Equity Market Portfolio was closed on April 15, 1994.
2 Until September 15, 1995, referred to as the Small Cap Portfolio.
3 Investment operations commenced October 3, 1994.
4 Municipal Portfolio was closed on December 4, 1995.
5 Institutional Investor Fixed-Income Portfolio was closed on August 28, 1995.

          Bennington provides transfer agent, registrar and dividend disbursing agent services to the Fund pursuant to a Transfer Agency and Administration Agreement between Bennington and the Fund (the "Transfer Agency Agreement"). Sub-transfer agent and compliance services previously provided by Bennington under the Sub-Administration Agreement are provided to the Fund under the Transfer Agency Agreement. Bennington also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Bennington receives (i) a fee equal to 0.12% of the average daily net assets of each Portfolio of the Fund, subject to a minimum annual fee of $40,000 per Portfolio and (ii) a transaction fee of $0.50 per transaction. Bennington is also reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses.

                          FEES PAID TO BENNINGTON UNDER
                            TRANSFER AGENT AGREEMENT


                                           Period from                 1/1/96 -
Portfolio                                12/1/95 - 12/31/95            12/31/96
---------                                ------------------            --------

Growth                                        $4,251                  $71,198
Value and Income                              $3,397                  $41,055
Small to Mid Cap                              $4,743                  $68,977
International                                 $3,505                  $66,815
Intermediate Fixed-Income                     $3,733                  $56,981
Short-Intermediate Fixed-Income               $3,552                  $42,994
Mortgage Securities                           $4,868                  $75,564
U.S. Government Money                         $4,252                  $60,098

         Custodian and Fund Accounting Agent. The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, a banking company organized under the laws of the State of Ohio, has acted as Custodian of the Portfolios' assets since October, 1996, and through an agreement between Fifth Third and the Fund may employ sub-custodians outside the United States which have been approved by the Board of Directors. Fifth Third holds all portfolio securities and cash assets of the Portfolio and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third is paid by the Portfolios an annual fee and also is reimbursed Fifth Third acts as Custodian for investors of the Portfolios with respect to the individual retirement accounts ("IRA Accounts"). Fifth Third also provides basic recordkeeping required by each of the Portfolios for regulatory and financial reporting purposes. Fifth Third is paid by the Portfolios an annual fee plus specified transactions costs per Portfolio for these services, and is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.

          Independent Auditors. Deloitte & Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402, serves as the Fund's independent auditors and in that capacity audits the Fund's annual financial statements.


          Fund Counsel. Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, serves as the Fund's outside legal counsel.

          Money Managers. The Money Manager for the U.S. Government Money Portfolio was terminated on September 7, 1994. Currently, Bennington invests all of the assets of the U.S. Government Money Portfolio. Each other Portfolio of the Fund currently has one Money Manager investing all or part of its assets. Bennington also invests each Portfolio's liquidity reserves, and all or any portion of the Portfolio's other assets not assigned to a Money Manager.


          The Money Managers selected by Bennington have no affiliation with or relationship to the Fund or Bennington other than as discretionary managers for each Portfolio's assets. In addition, some Money Managers and their affiliates may effect brokerage transactions for the Portfolios. See "Portfolio Transaction Policies--Brokerage Allocations."

         Revised Money Manager agreements for the Growth, Value and Income, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Portfolios containing the same terms and conditions as the former agreements for those portfolios, except for a change in the method of calculating the fees paid to the Money Managers, were approved by the Board of Directors, including all the Directors who are not "interested persons" of the Fund and who have no direct or indirect interest in the Money Manager Agreements, on May 17, 1993 and by the shareholders of those portfolios on September 1, 1993. The Revised Money Manager Agreement for the International Portfolio was approved by the Board of Directors, including all Directors who are not "interested persons" and who have no direct or indirect interest in the Money Manager Agreements, on May 17, 1993. The Money Manager Agreement for the International Portfolio was approved by the sole shareholder as of September 30, 1994. The Money Manager Agreements for the Growth, Value and Income, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and International Portfolios are reviewed annually by the Board of Directors and most recently at a meeting on August 18, 1996, renewed for the forthcoming year. A new Money Manager Agreement for the Mortgage Securities Portfolio providing for the change of ownership of BlackRock was approved by the Board of Directors, including all the Directors who are not "interested persons" of the Fund and who have no direct or indirect interest in the Money Manager Agreement, on November 10, 1994, and by the shareholders of the Mortgage Securities Portfolio at a Special Meeting of Shareholders held on January 27, 1995, and reviewed by the Board of Directors at a meeting on February 22, 1997, and renewed for the forthcoming year. A new Money Manager Agreement for the Small to Mid Cap Portfolio in connection with a change in Money Manager to Symphony Asset Management, Inc. was approved by the Board of Directors, including all the Directors who are not "interested persons" of the Fund and who have no direct or indirect interest in the Money Manager Agreement, on June 15, 1995, and by the shareholders of the Small to Mid Cap Portfolio at a Special Meeting of Shareholders held on August 15, 1995. A new Money Manager Agreement for the Value and Income Portfolio in connection with the proposed change of ownership of Martingale Asset Management L.P. ("Martingale") was approved by the Board of Directors, including all the Directors who are not "interested persons" of the Fund and who have no direct or indirect interest in the Money Manager Agreement, on June 15, 1995, and by the shareholders of the Value and Income Portfolio at a Special Meeting of Shareholders held on August 15, 1995.

         Listed below are the Money Managers selected by Bennington to invest certain of the Portfolios' assets:


o State Street Global Advisors, an area of State Street Bank and Trust Company ("State Street"), is the Money Manager for the Growth Portfolio and was the Money Manager of the U.S. Government Money Portfolio until September 7, 1994. State Street is a Massachusetts trust company and a wholly-owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street will use its matrix equity strategy for the Growth Portfolio, which it has applied to investments since 1984. The strategy involves taking a universe of approximately 1,200 securities and systematically ranking each according to two criteria: fundamental value and earnings estimate revisions. Rising earnings estimates imply improving expectations for a company's performance. Fundamental value analyzes each company's future growth expectations relative to its current stock price. Issues that appear relatively undervalued with improving earnings estimates are selected for the portfolio. The Money Manager expects to maintain a well-diversified portfolio of stocks in the Growth Portfolio, holding market representation in all major economic sectors. As of December 31, 1996, State Street managed assets of approximately $300 billion, providing complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.

o Martingale Asset Management, L.P. ("Martingale") is the Money Manager for the Value and Income Portfolio. Martingale is a Delaware limited partnership which consists of two general partners, Martingale Asset Management Corporation ("MAMC"), a Massachusetts corporation and Commerz Asset Management USA Corporation ("CAM"), and four limited partners. CAM, a Delaware Corporation, is a wholly-owned subsidiary of Commerz International Capital Management GmbH ("CICM") headquartered in Frankfurt, Germany. Commerzbank AG ("Commerzbank") is the parent company of CICM. Arnold S. Wood and William E. Jacques each own 32.26% of MAMC and are active in the management of the firm. Martingale emphasizes diversified individual stocks which it believes will eventually produce smooth results. The portfolio created has a combination of value characteristics and growth opportunities. The portfolio does not attempt to produce returns through market timing, sector or industry selection. The firm uses a proprietary valuation process which appraises stocks based on each stock's earnings, dividends, book value, growth and risk. Industry and risk characteristics are controlled through rigorous portfolio construction. As of December 31, 1996, Martingale managed assets of approximately $567.9 million.

o Smith Barney Capital Management is the Money Manager for the Intermediate Fixed-Income Portfolio. Smith Barney Capital Management is a division of Smith Barney, a wholly-owned subsidiary of Travelers Incorporated, a publicly-held company of which there are no controlling persons, as defined under the Investment Company Act. Smith Barney Capital Management has adopted a fixed-income management philosophy which emphasizes adding value through active sector and security selection while eliminating interest rate risk by matching the duration of the benchmark. The firm's philosophy incorporates two objectives: 1) to be active core managers; and 2) to provide a stable source of value over index returns. Smith Barney Capital Management believes that it can add value by neutralizing interest rate risk and concentrating on exploiting inefficiencies and anomalies that arise between different sectors and securities. The process starts with the client selecting its fixed income benchmark, for example the Lehman Government/Corporate Index. Smith Barney then creates a portfolio whose principal characteristics are similar to that of the index and whose duration is usually within .25 of the duration of the index. Thus constructed the portfolio should closely track the performance of the benchmark index. Thereafter the firm seeks to add value A) by overweighting sectors and subsectors, B) by seeking out individual securities that it believes are undervalued, and C) by exploiting changes and anomalies in the yield curve. As of December 31, 1996, Smith Barney Capital Management managed assets of approximately $19 billion of which $4 billion were domestic fixed income.

o Symphony Asset Management, Inc. ("Symphony") is the Money Manager of the Small to Mid Cap Portfolio. Until September 15, 1995, Wells Fargo Nikko Investment Advisors ("WFNIA") was the Money Manager for the Small Cap Portfolio. On June 15, 1995, WFNIA resigned as Money Manager for the Small Cap Portfolio. The Board of Directors approved the appointment of Symphony Asset Management, Inc. ("Symphony") as the new Money Manager for the Small to Mid Cap Portfolio and the shareholders of the Small Cap Portfolio approved the Money Manager Agreement among the Fund, Bennington and Symphony at a Special Meeting of Shareholders held on August 15, 1995. Symphony began management of the Small to Mid Cap Portfolio on September 15, 1995. Symphony is a California corporation founded in March, 1994. Symphony is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the State of California. Symphony is a wholly-owned subsidiary of BARRA, Inc. ("BARRA"), a California corporation, which is registered as an investment adviser with the Securities and Exchange Commission and the California Department of Corporations, and as a publicly traded corporation under Section 12(g) of the Securities Exchange Act of 1934, as amended. BARRA is one of the world's leading suppliers of analytical financial software and has pioneered many of the techniques used in systematic investment management, including active management based on so-called factor return predictions. Symphony is an investment management firm dedicated to exploiting information inefficiencies in global financial markets. Symphony has developed an approach to investing that combines the qualities of both systematic and traditional investment management. Symphony's process begins with a factor-return-based valuation model identifying securities that are relatively under- or over-valued. Symphony's factor model is the product of a decade of work by BARRA's active strategies group and has been used as the basis for much of BARRA's successful subadvisory business. As of December 31, 1996, Symphony managed assets of approximately $745 million and subadvised assets of approximately $240 million.

o Nicholas-Applegate Capital Management ("Nicholas-Applegate") is the Money Manager for the International Portfolio. Nicholas-Applegate is a California limited partnership and is a registered investment adviser whose sole general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. Nicholas-Applegate's investment approach reflects a focus on individual security selection. Nicholas-Applegate integrates fundamental and quantitative analysis to exploit the inefficiencies within international markets. The firm's bottom-up approach drives the portfolio toward issues demonstrating positive fundamental change, evidence of sustainability and timeliness. These criteria are defined differently in each country to adjust for accounting, economic and cultural differences, and varying reporting requirements. As of December 31, 1996, Nicholas-Applegate managed assets of approximately $31.5 billion.

o Bankers Trust Company ("Bankers Trust") is the Money Manager of the Short-Intermediate Fixed-Income Portfolio. Bankers Trust, a New York banking corporation, is a wholly-owned subsidiary of Bankers Trust New York Corporation, a public company. Bankers Trust is one of the nation's largest and most experienced investment managers, with approximately $215 billion in assets under management globally as of December 31, 1996. Of that total, approximately $69 billion are in actively managed fixed income funds.

o BlackRock Financial Management, Inc. ("BlackRock") is the Money Manager of the Mortgage Securities Portfolio. BlackRock (formerly BlackRock Financial Management L.P.) is a Delaware corporation which is a wholly-owned subsidiary of PNC Asset Management Group, Inc., which is a wholly-owned indirect subsidiary of PNC Bank, N.A. ("PNC"). PNC is a commercial bank whose principal office is in Pittsburgh, PA and is wholly-owned by PNC Bank Corp., a bank holding company. BlackRock's philosophy is centered around two fundamental concepts: (i) duration targeting and (ii) relative value sector and security selection. Portfolios are managed in a narrow band around a duration target determined by the client. Specific investment decisions are made using a relative value approach that encompasses both fundamental and technical analysis. In implementing its strategy, BlackRock utilizes macroeconomic trends, supply/demand analysis, yield curve structure and trends, volatility analysis, and security specific option-adjusted spreads (OAS). BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. BlackRock serves as investment adviser to fixed income investors in the United States and overseas through funds and institutional accounts with combined total assets at December 31, 1996, of approximately $44 billion.


MONEY MANAGERS' FEES

         The Money Managers have received the following fees pursuant to their Money Manager Agreements, since inception:

                   FEES PAID TO MONEY MANAGERS SINCE INCEPTION


                                           1/1/94 -    1/1/95 -       1/1/96 -
Portfolio                 Money Manager    12/31/94    12/31/95       12/31/96
---------                 -------------    --------    --------       --------

Equity Market(1)          Parametric          $2,286           $0           $0
Growth                    State Street       $57,313     $101,767     $188,312
Value and Income          Martingale         $57,935      $70,037      $78,232
Small to Mid Cap(2)       WFNIA/Symphony     $36,198      $78,335     $114,693
International(3)          Nicholas            $5,116      $96,625     $204,067
                          Applegate


Intermediate Fixed-Income Smith Barney       $53,272      $51,705      $70,290
Short-Intermediate        Bankers Trust      $48,991      $50,323      $52,966
Fixed-Income
Mortgage Securities       BlackRock          $74,580      $85,091     $144,435
Municipal Intermediate    Lazard Freres      $19,378      $14,370           $0
Fixed-Income(4)


Institutional Investor    Smith Barney       $47,252           $0           $0
Fixed-Income(5)
U.S. Government Money     State Street(6)         $0           $0           $0

----------
1    Equity Market Portfolio was closed on April 15, 1994.

2 Until September 15, 1995, referred to as the Small Cap Portfolio, whose money manager, Wells Fargo Nikko Investment Advisors ("WFNIA"), was paid fees through that date. Beginning September 15, 1996, Symphony received fees as the money manager.

3    Investment operations commenced on October 3, 1994.
4    The Municipal Portfolio was closed on December 4, 1995.
5 Institutional Investor Fixed-Income Money Manager was terminated on January 1, 1995, and the Portfolio was closed on August 28, 1995.
6 State Street was terminated as the money manager of the U.S. Government Money Portfolio on September 7, 1994. Prior to that, the money manager fee was paid by Bennington.

         Money Manager Fees. The fees paid to the Money Manager of a Portfolio are based on the assets of the Portfolio and the number of complete calendar quarters of management by the Money Manager. For the first five complete calendar quarters managed by a Money Manager of an operating Portfolio (other than the U.S. Government Money Portfolio), such Portfolio will pay its respective Money Manager on a monthly basis the following annual fee set forth below in "Money Manager Fee Schedule For A Manager's First Five Calendar Quarters of Management" based on the average daily net assets of the Portfolio managed by such Money Manager. The Money Managers for the Portfolios have completed five calendar quarters. During the first five calendar quarters of management, the Money Manager Fee has two components, the Basic Fee and Portfolio Management Fee.

                    MONEY MANAGER FEE SCHEDULE FOR PORTFOLIOS
          MANAGED LESS THAN FIVE COMPLETE CALENDAR QUARTERS BY MANAGER

                                                    Portfolio
                                                   Management
Portfolio                        Basic Fee             Fee              Total
---------                        ---------             ---              -----

Growth                             0.10%              0.10%             0.20%
Value and Income                   0.10%              0.10%             0.20%
International                      0.20%              0.20%             0.40%
Small to Mid Cap                   0.10%              0.10%             0.20%
Intermediate Fixed-Income          0.07%              0.08%             0.15%
Short-Intermediate Fixed-Income    0.07%              0.08%             0.15%
Mortgage Securities                0.07%              0.08%             0.15%

         Commencing with the sixth calendar quarter of management by a Money Manager of an operating Portfolio, such Portfolio will pay its Money Manager based on the "Money Manager Fee Schedule For A Money Manager From The Sixth Calendar Quarter Of Management Forward." The Money Manager Fee commencing with the sixth quarter consists of two components, the "Basic Fee" and "Performance Fee."

                   MONEY MANAGER FEE SCHEDULE FROM A MANAGER'S
                  SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD

                                       Average Annualized             Annualized
                                       Performance Differential      Performance
 Portfolio                 Basic Fee   vs. The Applicable Index           Fee
 ---------                 ---------   ------------------------           ---

 Equity Portfolios           0.10%     = or greater than 2.00%             0.22%
                                       = or greater than 1.00% and
                                        less than 2.00%                    0.20%
                                       = or greater than 0.50% and
                                        less than 1.00%                    0.15%
                                       = or greater than 0.00% and
                                        less than 0.50%                    0.10%
                                       = or greater than -0.50% and
                                        less than 0.00%                    0.05%
                                       less than -0.50%                       0%

 International Portfolio     0.20%     = or greater than 4.00%             0.40%
                                       = or greater than 2.00% and
                                        less than 4.00%                    0.30%
                                       = or greater than 0.00% and
                                        less than 2.00%                    0.20%
                                       = or greater than -2.00% and
                                        less than 0.00%                    0.10%
                                       less than -2.00%                       0%

 Bond Portfolios             0.07%     = or greater than 2.00%             0.18%
                                       = or greater than 0.50% and
                                        less than 2.00%                    0.16%
                                       = or greater than 0.25% and
                                        less than 0.50%                    0.12%
                                       = or greater than -0.25% and
                                        less than 0.25%                    0.08%
                                       = or greater than -0.50% and
                                        less than -0.25%                   0.04%
                                       less than -0.50%                       0%

The fee based on annualized performance will be adjusted each quarter and paid monthly based on the annualized investment performance of each Money Manager relative to the annualized investment performance of the "Benchmark Indices" set forth below, which may be changed only with the approval of the Board of Directors (shareholder approval is not required). A description of each benchmark index is contained in Appendix A to the Equity Portfolios' Prospectus and the Fixed-Income Portfolios' Prospectus. As long as the Domestic Equity and Bond Portfolios' performance either exceeds the index, or trails the index by no more than .50%, a Performance Fee will be paid to the applicable Money Manager. As long as the International Portfolio's performance either exceeds the index, or trails the index by no more than 2%, a Performance Fee will be paid to the Money Manager. A Money Manager's performance is measured on the portion of the assets of its respective Portfolio managed by it (the "Account"), which excludes assets held by Bennington for circumstances such as redemptions or other administrative purposes.

                                BENCHMARK INDICES

       Portfolio                          Index
       ---------                          -----

       Growth                             S&P/BARRA Growth Index
       Value and Income                   S&P/BARRA Value Index
       Small to Mid Cap                   Wilshire 4500 Index(1)
       International                      Morgan Stanley Capital International
                                             EAFE(R) + EMF Index(2)
       Intermediate Fixed-Income          Lehman Brothers Government/Corporate
                                             Index
       Short-Intermediate Fixed-Income    Lehman Brothers Government/Corporate
                                             1-5 Year Index
       Mortgage Securities                Lehman Brothers Mortgage-Backed
                                             Securities Index
----------
     1 Effective October 1, 1995, the benchmark index was changed from the BARRA Institutional Small Index to the Wilshire 4500 Index.
     2 Through the close of business on April 30, 1996, the benchmark index used for the International Portfolio was the Morgan Stanley Capital International EAFE(R) Index. Effective May 1, 1996, the benchmark index is the Morgan Stanley Capital International EAFE (R)+ EMF Index. See
         Appendix  A  to  the  Equity   Portfolios   Prospectus  for  additional
         information.

         From the sixth to the 14th calendar quarter of investment operations, each Money Manager's performance differential versus the applicable index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of investment operations, a Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. A Money Manager's performance will be calculated by Bennington in the same manner that the total return performance of the Portfolio's index is calculated, which is not the same method used for calculating the Portfolio's performance for advertising purposes as described under "Calculation of Portfolio Performance." See Appendix B to this Statement of Additional Information for a discussion of how performance fees are calculated.

         The "performance differential" is the percentage amount by which the Account's performance is greater than or less than that of the relevant index. For example, if an index has an average annual performance of 10%, an Equity Portfolio Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual performance fee of
 .22% (i.e., the difference in performance between the Account and the index must be equal to or greater than 2% for an equity portfolio Money Manager to receive the maximum performance fee.) Because the maximum Performance Fee for the
Domestic  Equity  and  Bond  Portfolios   applies  whenever  a  Money  Manager's
performance exceeds the index by 2.00% or more, the Money Managers for those Portfolios could receive a maximum Performance Fee even if the performance of the Account is negative. Also, because the maximum Performance Fee for the International Portfolio applies whenever a Money Manager's performance exceeds the index by 4.00% or more, the Money Manager for the International Portfolio could receive a maximum Performance Fee even if the performance of the Account is negative. In April 1972, the SEC issued Release No. 7113 under the Investment Company Act (the "Release") to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least +/-10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors has fully considered the Release and believes that the performance adjustments are entirely appropriate although not within the +/-10 percentage points per year range suggested by the Release.

PORTFOLIO EXPENSES


         The Portfolios will pay all their expenses other than those expressly assumed by Bennington. Fund expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and sub-administrator; (d) expenses of obtaining quotations for calculating the value of the Portfolios' net assets; (e) expenses of obtaining Portfolio activity reports and analyses for each Portfolio; (f) expenses of maintaining each Portfolio's tax records; (g) salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, shareholders or employees of Bennington or any of its partners; (h) taxes levied against the Portfolios; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolios; (j) costs, including the interest expense, of borrowing money;
(k) costs and/or fees incident to meetings of the Portfolios, the preparation and mailings of prospectuses and reports of the Portfolios to their shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Portfolios' shares for sale; (m) costs of printing stock certificates representing shares of the Portfolios; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Bennington or any of its partners; (o) the fidelity bond required by Section 17(g) of the Investment Company Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; and (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Directors, officers, employees and agents with respect thereto. The Portfolios are also responsible for paying a management fee to Bennington. Additionally, they pay a Basic Fee and Portfolio Management Fee in the first five quarters of investment operations to the applicable Money Managers, and a Basic Fee and Performance Fee in the sixth quarter of investment operations to the applicable Money Managers, as described below. Certain expenses attributable to particular Portfolios are charged to those Portfolios, and other expenses are allocated among the Portfolios affected based upon their relative net assets.

         Bennington subsidized operating expenses other than Bennington's and Money Managers' fees ("Other Expenses") above certain levels for certain of the Portfolios. By December 31, 1995, Bennington had discontinued all such subsidies for all Portfolios. These subsidies caused the yield and total return of the Portfolios to be higher than would otherwise be the case.


                        EXPENSES SUBSIDIZED BY BENNINGTON

                                          1/1/93-        1/1/94-       1/1/95 -
                  Portfolio               12/31/93      12/31/94      12/31/95
                  ---------               --------      --------      --------

   Equity Market(1)                      $107,752        $18,273            $0
   Growth                                 $85,593        $13,345            $0
   Value and Income                      $100,108        $15,523            $0
   Small to Mid Cap(2)                   $115,933        $60,093           $18
   International (3)                           $0        $27,257       $23,738
   Intermediate Fixed-Income              $53,046        $10,351            $0
   Short-Intermediate Fixed-Income        $22,156        $12,152            $0
   Mortgage Securities                    $40,223        $12,956            $0
   U.S. Government Money                  $96,348       $142,836       $60,112
   Municipal Intermediate Fixed-Income(4)      $0       $110,224       $56,252
   Institutional Investor Fixed-Income(5)      $0         $3,275            $0
----------
 1  Equity Market Portfolio was closed on April 15, 1994.
 2  Until September 15, 1995, referred to as the Small Cap Portfolio.
 3  Investment operations commenced on October 3, 1994.
 4  Municipal Portfolio was closed on December 4, 1995.
 5  Institutional Investor Fixed-Income Portfolio was closed on August 28, 1995.

                              PLAN OF DISTRIBUTION

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 ("Rule 12b-1") under the Investment Company Act. Rule 12b-1 provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a plan adopted under Rule 12b-1. The Distribution Plan is designed to protect against any claim involving the Fund that any portion of the management fee and some of the expenses which the Fund pays or may pay come within the purview of Rule 12b-1. The Fund believes it is not financing any such activity and does not consider such fee or any payment enumerated in the Distribution Plan as financing any such activity. However, it might be claimed that a portion of such fee and some of the expenses the Fund pays come within the purview of Rule 12b-1. If and to the extent that any payments (including fees) specifically listed in the Distribution Plan are considered to be primarily intended to result in or are indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Distribution Plan.

         As used in the Distribution Plan, "Qualified Recipients" means broker-dealers or others selected by Bennington, including but not limited to any principal underwriter or underwriters of the Fund (other than a principal underwriter which is an affiliated person, or an affiliated person of an affiliated person, of Bennington) with which it has entered into written agreements ("Related Agreements") contemplated by Rule 12b-1 and which have rendered assistance (whether direct, administrative or both) in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. "Qualified Holdings" means, as to any Qualified Recipient, all Fund shares beneficially owned by such Qualified Recipient, or beneficially owned by its customers (brokerage or other) or other contacts and/or its investment advisory or other clients, if the Qualified Recipient was, in the sole judgment of Bennington, instrumental in the purchase and/or retention of such Fund shares and/or in providing administrative assistance in relation thereto.

         The Distribution Plan permits Bennington to make payments ("Permitted Payments") to Qualified Recipients. These Permitted Payments are made by Bennington and are not reimbursed by the Fund to Bennington. Permitted Payments may not exceed, for any fiscal year of the Fund (pro-rated for any fiscal year which is not a full fiscal year), the following amounts:

                                             Maximum Permitted Payments
                                                 (as a percentage of
          Portfolio                          average daily net assets)
          ---------                          -------------------------

          Growth                                       0.45%
          Value and Income                             0.45%
          Small to Mid Cap                             0.60%
          International                                0.55%
          Intermediate Fixed-Income                    0.36%
          Short-Intermediate Fixed-Income              0.36%
          Mortgage Securities                          0.36%
          U.S. Government Money                        0.25%

         Bennington shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) to determine the amount of Permitted Payments, if any, to each Qualified Recipient, provided that the total Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. Bennington is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as Bennington or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Directors (as defined below) may remove any person as a Qualified Recipient.

         The Distribution Plan recognizes that, in view of the Permitted Payments and bearing by Bennington of certain distribution expenses, the profits, if any, of Bennington are dependent primarily on the management fees paid by the Fund to Bennington and that its profits, if any, would be less, or losses, if any, would be increased due to such Permitted Payments and the bearing by it of such expenses. If and to the extent that any such management fees paid by the Fund might, in view of the foregoing, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized by the Distribution Plan.

         The Distribution Plan also states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Distribution Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders;
(iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue Sky" laws of any jurisdiction; (vi) all fees under the Securities Act and the Investment Company Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or stock certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Distribution Plan states that while it is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Directors but that nothing in the Distribution Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

         The Distribution Plan states that while it is in effect, Bennington shall report at least quarterly to the Board of Directors in writing for its review on the following matters: (i) all Permitted Payments made to Qualified Recipients, the identity of the Qualified Recipient of each Payment and the purpose for which the amounts were expended; (ii) all costs of each item specified in the second preceding paragraph (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter; and (iii) all fees of the Fund to Bennington paid or accrued during such quarter. In addition if any such Qualified Recipient is an affiliate as that term is defined in the Investment Company Act, of the Fund, Bennington or a Money Manager, such person shall agree to furnish to Bennington for transmission to the Board of Directors an accounting, in form and detail satisfactory to the Board of Directors, to enable the Board of Directors to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Distribution Plan defines as the Fund's Independent Directors those Directors who are not "interested persons" of the Fund as defined in the Investment Company Act and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan. The Distribution Plan, unless terminated as hereinafter provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Independent Directors with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Distribution Plan, those Directors who vote in favor of such implementation or continuance must conclude that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, and all amendments must be approved in the manner set forth above as to continuance of the Distribution Plan.

VALUATION OF PORTFOLIO SHARES


         The net asset value per share is calculated for each Portfolio on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Bennington are open for business. Non-business days for 1997 will be New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The International Portfolio's portfolio securities trade primarily on foreign exchanges which may trade on Saturdays and on days that the Portfolio does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of the Portfolio's shares when the shareholder is not able to purchase or redeem Portfolio shares.

PORTFOLIO TRANSACTION POLICIES

         Generally, securities are purchased for the Portfolios (other than the U.S. Government Money Portfolio) for investment income and/or capital appreciation and not for short-term trading profits. However, the Portfolios may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their Money Managers.

         If a Portfolio changes Money Managers, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

         Portfolio Turnover Rate. The portfolio turnover rate for each Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Portfolio during the year. For purposes of determining the rate, all short-term securities are excluded.

         Brokerage Allocations. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

         Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreements provide, in substance and subject to specific directions from the Board of Directors and officers of Bennington, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Portfolios. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).


         In addition, the Management Agreement and the Money Manager Agreements authorize Bennington and the Money Managers, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Portfolios. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers  or  sellers of  securities;  (b)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Bennington or a Money Manager may select a broker or dealer that has provided research products or services such as reports, subscriptions to financial publications and compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, consulting services and services of economic benefit to the Fund. In certain instances, Bennington or the Money Manager may receive from brokers or dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Bennington or the Money Managers will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Bennington or the Money Managers through brokerage commissions generated by transactions of the Portfolios, while the portions of the costs attributable to non-research usage of such products or services is paid by Bennington or the Money Managers in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Bennington or the Money Managers allocation of the costs of such benefits and services between those that primarily benefit Bennington or the Money Managers and those that primarily benefit the Fund.

          As a general matter, the Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Bennington or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Bennington or the Money Manager exercises investment discretion.

         In addition, if requested by the Fund, Bennington, when exercising investment discretion, and the Money Managers may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to the Fund or Bennington so long as the Money Manager or Bennington believes in good faith that the broker can be expected to obtain the best price on a particular transaction and the Fund determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund, or to Bennington for the benefit of the Fund for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         Bennington does not expect the Portfolios ordinarily to effect a significant portion of the Portfolios' total brokerage business with brokers affiliated with Bennington or their Money Managers. However, a Money Manager may effect portfolio transactions for the Portfolio assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the Investment Company Act.

         Brokerage Commissions. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Portfolios to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Portfolios. Certain services received by Bennington or Money Managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or a Portfolio other than that for which the particular portfolio transaction was effected. The fees of the Money Managers are not reduced by reason of their receipt of such brokerage and research services.

         The Bond Portfolios and the U.S. Government Money Portfolio do not pay a stated brokerage commission.

                 BROKERAGE COMMISSIONS PAID BY EQUITY PORTFOLIOS


                                         1/1/94 -       1/1/95 -      1/1/96 -
                   Portfolio             12/31/94      12/31/95       12/31/96
                   ---------             --------      --------       --------

          Equity Market(1)               $15,898            $0             $0
          Growth                         $20,960       $66,971        $57,658
          Value and Income               $34,411       $52,424        $47,418
          Small to Mid Cap(2)            $18,095       $90,974       $120,336
          International (3)              $20,997      $131,316       $467,230

          ----------
          1  Equity Market Portfolio was closed on April 15, 1994.
          2 Until September 15, 1995, referred to as the Small Cap Portfolio. 3 Investment operations commenced on October 3, 1994.

PERFORMANCE INFORMATION

         Yield and Total Return Quotations. The Portfolios (other than the U.S. Government Money Portfolio) compute their average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Portfolios, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV      =        ending  redeemable value of a hypothetical
                                    $1,000  payment made at the beginning of the
                                    one,  five or ten year  period at the end of
                                    the  one,   five  or  ten  year  period  (or
                                    fractional portion thereof)


         The calculation assumes that all dividends and distributions of each Portfolio are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees.


         The average annual total returns, calculated using the above method:


                                       1/1/94-       1/1/95 -      1/1/96 -
                 Portfolio             12/31/94     12/31/95       12/31/96
                 ---------             --------     --------       --------

  Equity Market(1)                       N/A           N/A           N/A
  Growth                                  3.99%        34.32%        19.83%
  Value and Income                       -1.93%        33.25%        23.94%
  Small to Mid Cap(2)                    -4.07%        31.98%        24.85%
  International (3)                      N/A          7.63%         13.78%
  Intermediate Fixed-Income              -5.24%        18.26%         2.56%
  Short-Intermediate Fixed-Income        -1.42%        11.42%         3.63%
  Mortgage Securities                    -1.65%        16.03%         4.95%
  Municipal Intermediate Fixed-Income(4) N/A           N/A           N/A

----------
 1  The Equity Market Portfolio was closed on April 15, 1994.
 2 Until September 15, 1995, referred to as the Small Cap Portfolio. 3 Investment operations commenced on October 3, 1994.
 4  The Municipal Portfolio was closed on December 4, 1995.

         Yields are computed by using standardized methods of calculation required by the SEC. Yields for the Bond Portfolios are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                       YIELD = 2[(a-b  +1)6power -1]
                                 -----
                                   cd

Where:  a  = dividends and interest earned during the period;
        b  = expenses accrued for the period (net of reimbursements);
        c  = average  daily  number  of  shares  outstanding  during  the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The annualized yields for the Bond Portfolios, calculated using the above method:


                                        As of        As of        As of
                   Portfolio           12/31/94    12/31/95      12/31/96
                   ---------           --------    --------      --------

 Intermediate Fixed-Income              6.81%        5.36%        6.04%
 Short-Intermediate Fixed-Income        5.96%        4.74%        5.39%
 Mortgage Securities                    6.17%        5.77%        5.90%
 Municipal Intermediate Fixed-Income(1) 5.10%         N/A          N/A
 Institutional Investor Fixed-Income(2) 6.26%         N/A          N/A

----------
 1 Municipal Portfolio was closed on December 4, 1995.
 2 Institutional Investor Fixed-Income Portfolio was closed on August 28, 1995.

         The U.S. Government Money Portfolio computes its current annualized and compound effective yields using standardized methods required by the SEC. The annualized yield for this Portfolio is computed by (a) determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period;
(b) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period, but does not include realized gains and losses from the sale of securities or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the U.S. Government Money Portfolio's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.

The annualized yield for the U.S. Government Money Portfolio:

                                                           7-day Compounded
           As of December 31    Annualized Yield           Effective Yield
           -----------------     ----------------           ---------------


                  1994             4.91%                     5.03%
                  1995             4.86%                     4.90%
                  1996             4.79%                     5.06%


                                 CODE OF ETHICS

         The Fund, on behalf of the Portfolios, has adopted a second amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain covered persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons which include, among others, directors and officers of the Fund and employees of the Fund and Bennington, are prohibited from engaging in certain conduct, including
(1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by a Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by a Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by a Portfolio without prior approval by the Fund; and (5) the acceptance of gifts of more than a de minimus value from those doing business with or on behalf of the Fund or a Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the account of a covered person that are not under the control of or that are non-volitional with respect to that person; (2) purchases or sales of securities not eligible for purchase or sale by a Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of class of its securities; and (4) any securities transaction, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that covered persons shall place the interests of the shareholders of the Fund first, shall avoid potential or actual conflicts of interest with the Fund first, and shall not take unfair advantage of their relationship with any Portfolio. Covered persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, a covered person is not required to report a transaction over which he or she had no control. Furthermore, a director of the Fund who is not an "interested person" (as defined in the Investment Company Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a director of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by a Portfolio. The Code of Ethics specifies that a designated supervisory person shall supervise implementation and enforcement of the Code of Ethics and shall, at his sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                                      TAXES

         Under the Code, each Portfolio is required to be treated as a separate entity for federal income tax purposes. Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. This relieves each Portfolio (but not its shareholders) from paying federal income tax on any net investment income and capital gains, if any, realized during the taxable year which are distributed to shareholders, provided that it distributes annually to its shareholders at least 90% of its investment company taxable income other than net capital gains ("Distribution Requirement"). To qualify as a regulated investment company, each Portfolio must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (ii) less than 30% of a Portfolio's gross income each taxable year may be derived from the sale or other disposition of stock or securities held for less than three months (the "Short-Short Gain Test"); (iii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Notwithstanding the Distribution Requirement described above, which only requires each Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by each Portfolio in October, November or December of any calendar year and payable to shareholders of record on a date in such a month will be deemed to have been paid by such Portfolio and received by shareholders on December 31 of such year if the dividends are paid by such Portfolio at any time through the end of the following January. Each Portfolio intends to make distributions so as to avoid this excise tax.

         All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to shareholders whether or not reinvested. Distributions of net capital gains by a Portfolio are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Portfolio have been held by such shareholders.

         To the extent that a Portfolio recognizes income from "conversion transactions," as defined in Section 1258 of the Code, all or part of the capital gain from the disposition or other termination of a position held as part of such conversion transaction may be recharacterized as ordinary income. A conversion transaction is a transaction, generally consisting of two or more positions taken with regard to the same or similar property, where substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. A transaction, however, is not a conversion transaction unless it also satisfies one of the following four criteria: (1) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (2) the transaction is a straddle, within the meaning of Section 1092 (treating stock as personal property); (3) the transaction is one that was marketed or sold to the taxpayer on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in regulations to be promulgated on a prospective basis by the Secretary of the Treasury.

         "Regulated futures contracts" and certain listed options which are not "equity options" constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Portfolios' taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Gain or loss on the sale, lapse or other termination of options on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. Certain of the Portfolio's transactions, including positions which are part of a "straddle" may be subject to rules which apply certain wash sale and short sale provisions of the Code. In the case of a straddle, a Portfolio may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Portfolio.

         Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Portfolio investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain, as was the case prior to 1987. If Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Portfolio shares. The Portfolios' ability to enter into forward foreign currency exchange contracts, stock index futures contracts, options thereon and options on stocks and stock indices may be affected by a limitation under the Code that each Portfolio derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held less than three months.

         Any loss realized on a sale, redemption or exchange of shares of a Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. A shareholder who acquires shares of a Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Portfolio.

         Dividends received by corporate shareholders of a Portfolio are eligible for a dividends received deduction of 70% to the extent such Portfolio's income is derived from qualified dividends received by the Portfolio from domestic corporations. Capital gains distributions are not eligible for the corporate dividends received deduction. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

         Income received by the International Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the International Portfolio will be subject, since the amount of the International Portfolio's assets to be invested in various countries is not known.

         If the International Portfolio is liable for foreign income taxes, the International Portfolio expects to meet the requirement of the Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the International Portfolio will be able to do so. If the International Portfolio elects to "pass-through" the foreign taxes, shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the International Portfolio; and (ii) treat their pro rata share of foreign income taxes as paid by them. Shareholders are then permitted either to deduct their pro rata share of foreign income taxes in computing their taxable income or use it as a foreign tax credit against United States income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign tax in determining their U.S. income tax liability unless the dividends paid to them by the Fund are effectively connected with a United States trade or business.

         The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains. Gain or loss from the sale of a security or from a
Section 988 transaction which is treated as ordinary income or loss (or would have been so treated absent an election by the Fund) will be treated as derived from sources within the United States, potentially reducing the amount allowable as a credit under the limitation.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

         Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income tax. This may be magnified in the Portfolio that pay dividends annually-- such as the International Portfolio. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.


         On February 6, 1997, President Clinton proposed legislation that would change several of the tax consequences described above. Under the proposed legislation, for purposes of measuring gain or loss on the disposition of Portfolio shares, the tax basis of the Portfolio shares would be determined on an average basis. In addition, the dividends-received deduction available to corporations would be reduced from 70 percent to 50 percent. It is impossible to determine at this time whether or when such proposed legislation will be enacted or whether the legislation will be revised before it is enacted. Shareholders are urged to consult their own tax advisors regarding the effect of the proposed legislation on them.

         State and Local Taxes. Depending upon the extent of a Portfolio's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. Further, in those states which have income tax laws, the tax treatment of a Portfolio and of shareholders of the Portfolio with respect to distributions by the Portfolio may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

                                PURCHASES IN KIND

         The Portfolios may accept certain types of securities in lieu of wired funds as consideration for Portfolio shares. Under no circumstances will a Portfolio accept any securities in consideration of the Portfolio's shares the holding or acquisition of which would conflict with the Portfolio's investment objective, policies and restrictions or which Bennington or the applicable Money Manager believes should not be included in the applicable Portfolio's portfolio on an indefinite basis. Securities will not be accepted in exchange for Portfolio shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ. Securities accepted in consideration for a Portfolio's shares will be valued in the same manner as the Portfolio's portfolio securities in connection with its determination of net asset value. A transfer of securities to a Portfolio in consideration for Portfolio shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Portfolio's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

                              FINANCIAL STATEMENTS


         The Fund's audited financial statements for the fiscal years ended December 31, 1993 and December 31, 1994, and the reports thereon of Deloitte & Touche LLP, independent auditors, are included in the Fund's Annual Reports to Shareholders dated December 31, 1993, December 31, 1994, and December 31, 1995, respectively. The Fund's audited financial statements for the fiscal year ended December 31, 1996, are contained in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996, which is incorporated herein by this reference and, unless previously provided, will be delivered together herewith.

                                                                      APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS


Corporate Bond Ratings

         Moody's Investors Service ("Moody's")

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Those bonds in the Aa and A group which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1.

         Standard & Poor's Corporation ("S&P")

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay interest and repay principal is very strong, and they differ from AAA issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than issues in higher-rated categories.

         The AA and A ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the AA or A rating category, respectively.

Note Ratings

         Moody's

         Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

         MIG-1 - Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2 - Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         S&P

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

          Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

          Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         SP-1 - This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

         SP-2 - This designation denotes satisfactory capacity to pay interest and repay principal.

         Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

         A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 - This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 - This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                                                      APPENDIX B

                         CALCULATION OF PERFORMANCE FEES


Bennington and the Board of Directors have carefully considered Release No. IC-7113, issued by the SEC in April 1972, which addresses the factors which must be considered by directors and investment advisers in connection with performance fees payable by investment companies. In particular, they have considered the statement that "[e]lementary fiduciary standards require that performance compensation be based only upon results obtained after [performance fee] contracts take effect." Bennington and the Board of Directors believe that the Portfolios' performance fee arrangement is consistent with the position of the SEC articulated in Release No. IC-7113. No performance fees may be paid if the Board of Directors determines that to do so would be unfair to the Portfolios' shareholders.

For purposes of calculating the performance differential versus the applicable index, the investment performance of each Portfolio (or Account) for any day expressed as a percentage of its net assets at the beginning of such day, is equal to the sum of: (i) the change in the net assets of each Portfolio (or Account) during such day and (ii) the value of the Portfolio's (or Account's) cash distributions accumulated to the end of such day. The return over any period is the compounded return for all days over the period, i.e., one plus the daily return multiplied together, minus one. The investment record of each index for any period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend. For purposes of determining the fee adjustment for investment performance, the net assets of the Portfolio (or Account) are averaged over the same period as the investment performance of the Portfolio (or Account) and the investment record of the applicable index are computed.

                                     PART C
                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits

          (a) Financial Statements

                    (1) Financial Statements included in Part A of this Registration Statement: Financial Highlights (Per Share Data and Ratios/Supplemental Data).


                    (2(A) The following audited Financial Statements for the years ended December 31, 1993, December 31, 1994 and December 31, 1995, are incorporated into Part B of this Registration Statement by reference to the relevant sections of the Fund's Annual Reports dated December 31, 1993, December 31, 1994, and December 31, 1995 respectively:


                               Schedule of Investments
                               Statements of Assets and Liabilities
                               Statements of Operations
                               Statements of Changes in Net Assets
                               Notes to Financial Statements


                    (2)(B) The following Audited Financial Statements for the period ended December 31, 1996 are incorporated into Part B of this Registration Statement by reference to the relevant sections of the Fund's Annual Report to Shareholders for the period ended December 31, 1996:


                               Schedule of Investments
                               Statement of Assets and Liabilities
                               Statement of Operations
                               Statement of Changes in Net Assets
                               Notes to Financial Statements

          (b) Exhibits

                    (1)(a) Articles of Incorporation of the Registrant. Incorporated by reference to Exhibit No. 1 to the Registration Statement on Form N-1A filed on June 24, 1991 (File No. 33-41245).

                    (1)(b)    Articles    of    Amendment    to    Articles   of
                              Incorporation. Incorporated by reference to Exhibit No. (1)(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on August 28, 1991 (File No. 33-41245).

                    (1)(c)    Articles    of    Amendment    to    Articles   of
                              Incorporation. Incorporated by reference to Exhibit No. (1)(c) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 22, 1991 (File No. 33-41245).

                    (1)(d) Articles of Amendment to Articles of Incorporation dated October 18, 1993 of the Registrant. Incorporated by reference to Exhibit No. (1)(d) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on February 25, 1994 (File No. 33-41245).

                    (2) Amended By-Laws of the Registrant. Incorporated by reference to Exhibit No. (2) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on March 11, 1992 (File No. 33-41245).

                    (3)       Not applicable.

                    (4) Specimen stock certificates. Incorporated by reference to Exhibit No. (4) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 22, 1991 (File No. 33-41245).

                    (5)(a) Management Agreement with Bennington Capital Management. Incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                    (5)(b) Revised Form of Money Manager Agreements among the Registrant, Money Managers and Bennington Capital Management. Incorporated by reference to Exhibit No. (5)(b) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on March 11, 1992 (File No. 33-41245).

                    (5)(c) New Management Agreement with Bennington Capital Management. Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 1, 1992 (File No. 33-41245).

                    (5)(c)(1) First  Amendment  to  Management   Agreement  with
                              Bennington Capital Management L. P. dated May 24, 1994. Incorporated by reference to Exhibit
                              (5)(c)(1) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on July 7, 1994 (File No. 33-41245).

                    (5)(d) New Form of Money Manager Agreements among the Registrant, Money Managers and Bennington Capital Management. Incorporated by reference to Exhibit No. 5(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                    (5)(e) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and Parametric Portfolio Associates, Inc. Incorporated by reference to Exhibit A to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                    (5)(f) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and State Street Bank and Trust Company. Incorporated by reference to Exhibit B to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                    (5)(g) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and Martingale Asset Management L. P. Incorporated by reference to Exhibit C to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                    (5)(g)(1) Form of New  Money  Manager  Agreement  among  the
                              Registrant, Bennington Capital Management L.P. and Martingale Asset Management L.P. Incorporated by reference to Exhibit A to Proxy Statement for Special Meeting of Shareholders to be Held August 15, 1995, and filed on July 17, 1995 (File No. 33-41245).

                    (5)(h) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and BlackRock Financial Management, L. P. Incorporated by reference to Exhibit D to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                    (5)(h)(1) New  Form of Money  Manager  Agreement  among  the
                              Registrant, Bennington Capital Management L.P. and BlackRock Financial Management, Inc. the money manager of the Mortgage Securities Portfolio. Incorporated by reference to Exhibit No. 1 to the Proxy Statement For Special Meeting of Shareholders Held on January 27, 1995 and filed on January 6, 1995 (File No. 33-41245).

                    (5)(i) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and Bankers Trust Company. Incorporated by reference to Exhibit E to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                    (5)(j) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and Smith Barney Capital Management. Incorporated by reference to Exhibit F to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                    (5)(k) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and Wells Fargo Nikko Investment Advisors. Incorporated by referenced to Exhibit G to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                    (5)(l) New Form of Revised Money Manager Agreement among the Registrant, Bennington Capital Management L.
                              P. and the money managers of the International Equity Portfolio, International Fixed-Income Portfolio, Municipal Intermediate Fixed-Income Portfolio and Institutional Investor Fixed Income Portfolio. Incorporated by reference to Exhibit No. 5(l) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on September 15, 1993 (File No. 33-41245).

                    (5)(m) New Form of Money Manager Agreement among the Registrant (on behalf of the Small Cap Portfolio), Bennington Capital Management L.P. and Symphony Asset Management, Inc. Incorporated by reference to Exhibit B to Proxy Statement For Special Meeting of Shareholder to be Held August 15, 1995, and filed on July 17, 1995 (File No. 33-41245).

                    (6)       Not applicable.

                    (7)       Not applicable.

                    (8)(a) Custodian Contract with State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                    (8)(b) Form of Custodian Services Agreement with PNC Bank, National Association. Incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on July 7, 1994 (File No. 33-41245).

                    (8)(b)(1) Custodian   Services   Agreement  with  PNC  Bank,
                              National Association effective August 20, 1994. Incorporated by reference to Exhibit (8)(b)(1) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on March 6, 1995 (File No. 33-41245).

                    (8)(c) Global Custody Agreement dated as of October 28, 1992 between Barclays Bank PLC and Provident National Bank and investment companies signatory thereto, effective for Registrant August 20, 1994. Incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on March 6, 1995 (File No. 33-41245).


                    (8)(d) Agreement among Registrant, Bennington and The Fifth Third Bank effective December 1, 1995.
                              Incorporated by reference to Exhibit (8)(d) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 29, 1996 (File No. 33-41245).

                    (8)(e) Custody Agreement with Fifth Third Bank dated October 4, 1996.*


                    (9)(a) Transfer Agency and Registrar Agreement with The Shareholder Services Group, Inc. Incorporated by reference to Exhibit No. 9(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                    (9)(a)(1) Transfer Agency and Subtransfer  Agency  Agreement
                              among the Registrant, Bennington Capital Management and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 9(a)(1) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on September 15, 1993 (File No. 33-41245).

                    (9)(a)(2) Transfer  Agency  Agreement  among the Registrant,
                              Bennington Capital Management L. P. and State Street Bank and Trust Company dated February 28, 1995. Incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on March 6, 1995 (File No. 33-41245).


                    (9)(a)(3) Transfer Agency and Administrative Agreement among the Registrant and Bennington dated December 1, 1995. Incorporated by reference to Exhibit
                              (9)(a)(3) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 29, 1996 (File No. 33-41245).


                    (9)(b) Remote Access and Related Services Agreement among Bennington Capital Management, the Registrant and The Shareholder Services Group, Inc. Incorporated by reference to Exhibit No. 9(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                    (9)(c) Reporting and Accounting Agreement among Bennington Capital Management, State Street Bank and Trust Company and the Registrant. Incorporated by reference to Exhibit No. 9(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                    (9)(c)(1) Administration   Agreement   for   Reporting   and
                              Accounting Services among the Registrant, Bennington Capital Management and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 9(c)(1) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on September 15, 1993 (File No. 33-41245).

                    (9)(c)(2) Form of Sub-Administration and Accounting Services
                              Agreement with PFPC Inc. Incorporated by reference to Exhibit No. (9)(c)(2) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on July 7, 1994 (File No. 33-41245).

                    (9)(c)(2)(A)  Sub-Administration   and  Accounting  Services
                              Agreement with PFPC Inc. effective August 20, 1994. Incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on March 6, 1995 (File No. 33-41245).

                    (9)(c)(3) Form of  Administration  Agreement with Bennington
                              Capital Management L. P. Incorporated by reference to Exhibit No. (9)(c)(3) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on July 7, 1994 (File No. 33-41245).

                    (9)(c)(3)(A)  Sub-Administration  Agreement with  Bennington
                              Capital Management L.P. effective September 7, 1994. Incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on March 6, 1995 (File No. 33-41245).


                    (9)(c)(4) Fund Accounting and Other Services  Agreement with
                              Fifth Third Bank and Bennington Capital Management L.P. dated October 4, 1996.*


                    (10) Opinion and Consent of Counsel. Incorporated by reference to Exhibit No. 10 to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on February 4, 1992 (File No. 33-41245).

                    (11)      Consent of Independent Public Auditors.*

                    (12)      Not applicable.

                    (13) Agreement related to initial capital. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on February 4, 1992 (File No. 33-41245).

                    (14)      Accessor   Funds,   Inc.   Individual   Retirement
                              Custodial Account Plan dated as of December 1, 1995, including:
                                   Instructions for Opening Your IRA*
                                   IRA Disclosure Statement
                                   IRA Custodial Account Agreement
                                   IRA Application and Adoption Agreement Form
                                   IRA Transfer Request/Direct Rollover Request
                                        Form

                              Incorporated  by  reference  to  Exhibit  (14)  to
                              Post-Effective Amendment No. 10 to the Registration Statement filed on April 29, 1996 (File No. 33-41245).

                    (14)(a)   Accessor   Funds,   Inc.   Individual   Retirement
                              Custodial Account Plan dated as of December 16, 1996, including: Instructions for Opening Your IRA* IRA Disclosure Statement* IRA Custodial Account Agreement* IRA Application and Adoption Agreement Form* IRA Transfer Request/Direct Rollover Request Form* IRA Withdrawal Form*


                    (15)(a) Form of Distribution Plan. Incorporated by reference to Exhibit No. 15 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                    (15)(b) Distribution Plan revised February 10, 1994. Incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on February 25, 1994 (File No. 33-41245).

                    (15)(c) Distribution Plan revised February 16, 1995. Incorporated by reference to Exhibit No. (15)(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on March 6, 1995.


                    (15)(d) Distribution Plan revised February 6, 1996. Incorporated by reference to Exhibit No. (15)(d) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 29, 1996.

                    (15)(e)   Distribution Plan revised February 22, 1997.*


                    (16)      Schedule    of    Computation    of    Performance
                              Calculation.*

                    (17)      Financial Data Schedules.*


                    (18)      N/A

---------------
* Filed herewith.


Item 25.      Persons Controlled by or Under Common Control with Registrant

              Not applicable.



Item 26.      Number of Holders of Securities as of March 31, 1997


                                                                   Number of
                Title of Class                                   Record Holders
                --------------                                   --------------

                Shares of Common Stock, $.001 Par Value
                Per Share:


                Growth Portfolio                                      309
                Value and Income Portfolio                            260
                Small to Mid Cap Portfolio                            308
                International Equity Portfolio                        297
                Intermediate Fixed-Income Portfolio                   163
                Short-Intermediate Fixed-Income Portfolio             107
                Mortgage Securities Portfolio                         175
                U.S. Government Money Portfolio                        89


Item 27.      Indemnification

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VI of the Registrant's Articles of Incorporation, as amended (incorporated by reference to Exhibit Nos. 1(a), 1(b), 1(c) to the Registration Statement on Form N-1A, filed on June 24, 1991 (File No. 33-41245), Pre-Effective Amendment No. 1 thereto, filed on August 28, 1991, Pre-Effective Amendment No. 2 thereto, filed on October 22, 1991 and 1(d) to Post-Effective Amendment No. 5 thereto, filed on February 25, 1994, respectively). Section 2-418 of the Maryland General
Corporation Law and Section 7 of the Management Agreement (incorporated by reference to Exhibit Nos. 5(a) and 5(c) of the Registration Statement on Form N-1A, filed on June 24, 1991 (File No. 33-41245) and Post-Effective Amendment No. 2 thereto, filed on September 1, 1992, respectively) (the "Management Agreement"), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 7 of the Management Agreement and Section 12 of the Money Manager Agreements (Exhibits 5(a) - 5(m), incorporated by reference to this Registration Statement) limit the liability of Bennington Capital Management L. P. ("Bennington") and the money managers, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, By-Laws, Management Agreement, Transfer Agent Agreement and Money Manager Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


Item 28.      Business and Other Connections of Investment Adviser


     See Registrant's Prospectuses sections "General Management of the Portfolios," "The Money Managers" and "Money Manager Profiles," and the Statement of Additional Information section "Investment Advisory and Other Services" and "Money Managers."

Item 29.      Principal Underwriters

              (a)     Not applicable.

              (b)     Not applicable.

              (c)     Not applicable.

Item 30.      Location of Accounts and Records

     All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

     Manager, Administrator                          Custodian and
     and Transfer Agent                              Fund Accounting Agent
     ------------------                              ---------------------

     Bennington Capital Management L. P.             Fifth Third Bank
     1420 Fifth Avenue, Suite 3130                   38 Fountain Square Plaza
     Seattle, WA  98101                              Cincinnati, OH  45263


     Money Managers                                  Custodian of IRA Accounts
     --------------                                  -------------------------

     See sections of the                             The Fifth Third Bank
     prospectuses entitled "Money Manager            38 Fountain Square Plaza
     Profiles" for names and addresses.              Cincinnati, OH  45263

Item 31.      Management Services

              None except as described in Parts A and B.

Item 32.      Undertakings

              (a) The information called for by Item 5A of Form N-1A is contained in the Fund's annual report to shareholders; accordingly, the Fund hereby undertakes to furnish each person to whom prospectuses are delivered with a copy of the Fund's latest annual report, upon request and without charge.


              (b) Registrant undertakes to call, if requested by the holders of at least 10% of the Registrant's outstanding shares, a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with shareholders as required by
                      Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Seattle, and State of Washington, on the 30th day of April, 1997.


                                            ACCESSOR FUNDS, INC.


                                            By:/s/ J. Anthony Whatley III
                                               --------------------------------
                                                   J. Anthony Whatley III
                                                   President and Principal
                                                   Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

            Signature                Title                              Date

/s/ J. Anthony Whatley III                                            4/30/97
---------------------------                                           -------
J. Anthony Whatley III      President, Principal Executive Officer
                            and Director

/s/ George G. Cobean III                                              4/30/97
---------------------------                                           -------
George G. Cobean III        Director

/s/ Geoffrey C. Cross                                                 4/30/97
---------------------------                                           -------
Geoffrey C. Cross           Director

/s/ Ravindra A. Deo                                                   4/30/97
---------------------------                                           -------
Ravindra A. Deo             Principal Financial and Accounting
                            Officer

                              ACCESSOR FUNDS, INC.
                                  EXHIBIT INDEX


Exhibit                                                               Page
Number                      Description                               Number
------                      -----------                               ------


(8)(e)              Custody Agreement with The Fifth Third Bank
(9)(c)(4)           Fund Accounting and Other Services Agreement with The Fifth
                    Third Bank and Bennington Capital Management L.P.
(11)                Consent of Independent Auditors
(14)(a)             Registrant's Individual Retirement Custodial Account Plan
                    dated as of December 16, 1996, including:
                        Instructions for Opening Your IRA
                        IRA Disclosure Statement
                        IRA Custodial Account Agreement
                        IRA Application and Adoption Agreement Form
                        IRA Transfer Request/Direct Rollover Request Form
(15) (e)            Distribution Plan revised February 22, 1997
(16)                Computation of Performance Calculation
(17)                Financial Data Schedules